ANNUAL
REPORT

FRANKLIN STRATEGIC SERIES
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Global Health Care Fund
Franklin Global Utilities Fund
Franklin MidCap Growth Fund
Franklin Natural Resources Fund
Franklin Small Cap Growth Fund
Franklin Strategic Income Fund



Technology Update:
Franklin Templeton Combats
the Year 2000 Problem
By Charles B. Johnson,

President of Franklin Resources, Inc.

As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998," for example -- but didn't take into account that the year 2000 or "00," could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help our computer systems, which service the funds and their shareholders, be Year 2000 Compliant. As changes reach completion, we plan to conduct comprehensive tests to verify their effectiveness. We will also seek reasonable assurances from all of our major software or data-services suppliers that they will be Year 2000 Compliant.

In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund managers appreciate the impact it potentially could have on companies. That's why Franklin Templeton managers are aware of this issue when managing fund portfolios.

Rupert H. Johnson, Jr.
President
Franklin Strategic Series


CONTENTS


Shareholder Letter .............................           1

Fund Reports
 Franklin Biotechnology
 Discovery Fund ................................           3
 Franklin Blue Chip Fund .......................           8
 Franklin California
 Growth Fund ...................................          14
 Franklin Global
 Health Care Fund ..............................          24
 Franklin Global
 Utilities Fund ................................          36
 Franklin MidCap
 Growth Fund ...................................          46
 Franklin Natural
 Resources Fund ................................          52
 Franklin Small Cap
 Growth Fund ...................................          64
 Franklin Strategic
 Income Fund ...................................          78

Financial Highlights &
Statement of Investments .......................          88

Financial Statements ...........................         141

Notes to
Financial Statements ...........................         155

Independent
Auditors' Report ...............................         167

Tax Designation ................................         168


SHAREHOLDER LETTER
Dear Shareholder:

We are pleased to bring you the Franklin Strategic Series annual report for the fiscal year ended April 30, 1998.

A Volatile `97
The 12 months covered by this report proved to be a positive year for many investors. On April 30, 1997, the Dow Jones(R) Industrial Average (the Dow) closed at 7008.99, and by July 16, it had pushed through the 8000-point mark. However, during the following months, securities markets experienced severe volatility, and on October 27, the Dow plunged 7.18% due to investor concerns about currency crises in Asia. But it regained more than half its losses the very next day, and at the end of 1997, the Dow stood at 7908.25.*


*Source: Unmanaged Dow Jones Industrial Average total return calculated by Wilshire Associates, Inc. includes reinvested dividends.

A Surprising `98
The beginning of 1998 was as eventful as the end of 1997. Rather than being slowed down by Asia's financial problems, the U.S. economy actually picked up speed, and grew at a surprisingly strong, 4.2% annualized rate during the first three months of the year. Just as surprising, instead of drifting higher, inflation dropped to its lowest rate since 1964, and at the close of the reporting period, the Dow stood at 9063.37, up 31.61% from 12 months earlier.

What's Next?
After such an impressive rise in the Dow, many investors wondered how long we would continue to enjoy this remarkable combination of strong economic growth, low inflation and relatively stable interest rates. The question on everyone's mind was: would the market drop again in the near future, or would it soar to new heights?

We, of course, cannot answer that -- and neither can anyone else. But we do know that markets always have, and always will, fluctuate. That's why prudent investors view their funds as long-term investments, and realize that short-term volatility usually has minimal impact upon their long-term financial goals. They understand that patience, discipline and diversification are keys to successful investing, and that mutual funds offer a level of diversification almost impossible for individuals to achieve on their own.

Regardless of the market's direction, Franklin Templeton's management teams will strive to provide shareholders careful selection, broad diversification, and constant professional supervision. We encourage you to speak with your investment representative about your financial goals, diversify your investments, and remember that it is time -- not timing -- that makes the difference.

As always, we appreciate your support, welcome your comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.
President
Franklin Strategic Series


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal value, beginning on page 89 of this report.

FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND

Your Fund's Objective: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing primarily in equity securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

We are pleased to bring you this report of Franklin Biotechnology Discovery Fund, which covers the period since the fund's inception on September 15, 1997, through April 30, 1998. During this seven and one-half months, the fund produced a +7.78% cumulative total return, as discussed in the Performance Summary on page 6, outperforming the fund's benchmark, the Amex Biotechnology Index, which returned 6.97% for the same period.

As you know, the fund intends to invest in the small capitalization biotechnology sector and will not likely own many large capitalization stocks because we believe the best growth opportunities exist in smaller, more dynamic companies. These companies typically focus on finding new drugs to treat diseases that are less researched by larger pharmaceutical companies. We expect the average market capitalization of the fund's holdings will be in the $200 million to $800 million range. By the end of the reporting period, the fund had investments in 32 securities representing 6 industries, and total net assets reached $73 million.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The fund's holdings are highly volatile stocks and therefore experienced dramatic swings during the period. On the negative side, shares of Cell Therapeutics, Inc. and Alteon, Inc. fell 50% or more each during the last quarter of the reporting period as key products produced disappointing results in clinical studies. Partially offsetting this decline was outstanding performance in the shares of Chiroscience Group, Plc. and Heska Corp., both of which gained significantly during the same period. We expect these types of returns (both positive and negative) to continue regularly throughout the fund's life. In an attempt to reduce this high volatility and diversify the portfolio, we increased the number of positions in the fund and established short positions in stocks of companies which, in our opinion, were selling at prices that exceeded their true value.

Looking forward, we believe the outlook for biotechnology companies is strong, with a record number of approved drugs expected from the Federal Drug Administration in 1998. Biotechnology-related sales exceeded $12 billion in 1997, with a steady increase in profitable companies in this sector over the past several years. As a reminder, no new accounts (other than retirement plan accounts) will be accepted into the fund once its assets reach $150 million. However, shareholders of record at that time will be able to add to their existing accounts or through reinvestment of dividends and capital gains.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Biotechnology companies are often small, relatively new, or unseasoned. Such companies can be particularly sensitive to changing economic conditions, and have less certain growth prospects than larger, more established companies. And since small company stocks are volatile, they may not be appropriate for short-term investors. Also, the fund is non-diversified and concentrates in a single industry, involving other risks, such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. The fund may invest in foreign securities, which involve additional risks, including political uncertainty and currency volatility. These and other risks, including hedging strategies, are described more fully in the fund's prospectus.

We thank you for your participation in Franklin Biotechnology Discovery Fund and look forward to serving your investment needs in the future.

Sincerely,

Kurt von Emster
Portfolio Manager
Franklin Biotechnology Discovery Fund

FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND
Top 10 Holdings
4/30/98

Company,                 % of Total
Industry                 Net Assets
-----------------------------------

PathoGenesis Corp.,
Drugs                         5.66%

Chiroscience Group, Plc.,
Drugs                         4.64%

Inhale Therapeutic Systems,
Delivery Systems              4.57%

Texas Biotechnology Corp.,
Drugs                         4.25%

Aviron,
Delivery Systems              4.04%

Zonagen, Inc.,
Drugs                         4.02%

Ligand Pharmaceutical Inc.,
Class B,
Drugs                         4.02%

Neurex Corp.,
Drugs                         3.66%

IDEC Pharmaceuticals Corp.,
Biomedical                    3.42%

Chiron Corp.,
Therepeutics                  3.29%


PERFORMANCE SUMMARY

Franklin Biotechnology Discovery Fund provided a +7.78% cumulative total return since inception on September 15, 1997, through April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment all distributions, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, increased $1.89, from $25.00 on September 15, 1997, to $26.89 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 4.7 cents ($0.0470) in short-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.


Franklin Biotechnology Discovery Fund
Period ended 4/30/98

                                      Since
                                    Inception
                                    (9/15/97)
Cumulative Total Return1              7.78%
Aggregate Total Return1               2.92%
Value of $10,000 Investment2         $10,292

1. Total return represents the change in value of an investment over the period indicated. Cumulative total return does not include the sales charge, and aggregate total return includes the maximum 4.5% initial sales charge. Since the fund has existed for less than one year, average annual total returns are not provided.
2. This figure represents the value of a hypothetical $10,000 investment in the fund over the period indicated and includes the sales charge.
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased total return.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 92 of this report.

FRANKLIN BLUE CHIP FUND

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Your Fund's Objective: Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in high quality, blue chip companies with market capitalization of $1 billion or more, that the managers believe are leaders in their industries and are positioned for stable, long-term growth potential.

This annual report of Franklin Blue Chip Fund covers the 12 months ended April 30, 1998. Early in the period, share prices rose in many countries around the globe as a result of low inflation and strong corporate profits. However, Thailand's currency devaluation in July sparked a series of currency crises in Asia, pushing the region's stock prices sharply lower. This led to increased volatility in most of the world's equity markets, but some rebounded toward the end of the period, and finished the fiscal year with significant gains. Within this environment, Franklin Blue Chip Fund delivered a +16.41% one-year cumulative total return, as discussed in the Performance Summary on page 11.

Seeking to take advantage of the volatility described above, we added to many of our existing positions, and on April 30, 1998, our holdings were diversified across more than 75 companies. Consumer staples, healthcare, technology and financial services were the largest groups represented in the fund.

During the reporting period, the technology and consumer staples sectors strengthened considerably, and our holdings of Cisco Systems Inc., Nestle, SA, and Gillette Co. contributed positively to the fund's performance. Riding the wave of industry consolidation, our shares of Citicorp, Wells Fargo & Co., and HSBC Holding Plc. also appreciated substantially in value. However, we believed that other financial companies had high stock valuations, and maintained a relatively low weighting in this sector. Although this may penalize us in the short term, it is consistent with our long-term conservative investment discipline. During the fiscal year, we initiated a position in Xerox Corp., a major manufacturer of document processing products, when the price of its shares were temporarily depressed due to investor concerns about the company's Asian exposure. And we sold our holdings of Starbucks at a profit due to high valuations.

When the energy sector experienced severe volatility due to the Asian currency crisis, we took advantage of price declines and established a position in Schlumberger, Ltd., the world's premier oilfield services company. We also added to our existing positions in Royal Dutch Petroleum Co. and Exxon Corp. because we believed that their shares were undervalued. In our opinion, this industry continues to have growth potential due to steadily rising energy consumption around the world.

Despite Asia's financial problems and the lofty valuations of the U.S. equity market, we believe that prospects remain bright for companies with quality assets, solid management, sound competitive strategies, and the potential to generate strong earnings in the future. It is important to remember, however, that investing in the fund involves the special risks of global, and especially emerging market, investing related to market and currency volatility, and adverse social and political developments.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in Franklin Blue Chip Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

FRANKLIN BLUE CHIP FUND
Top 10 Holdings
4/30/98

Company                       % of Total
Industry, Country             Net Assets
-----------------------------------------

Nestle SA,                         2.1%
Registered Shares
Consumer Staples,
Switzerland

Hewlett-Packard Co.                2.0%
Technology, U.S.

American International
Group, Inc.                        2.0%
Financial Services, U.S.

Exxon Corp.                        2.0%
Energy, U.S.

Royal Dutch Petroleum Co.,
New York Shares                    2.0%
Energy, U.S.

General Electric Co.               1.9%
Consumer Durables, U.S.

HSBC Holding Plc.                  1.9%
Financial Services
United Kingdom

Intel Corp.                        1.9%
Technology, U.S.

Eli Lilly & Co.                    1.8%
Healthcare, U.S.

The Coca Cola Co.                  1.8%
Consumer Staples, U.S.



Sincerely,

Suzanne W. Killea
Portfolio Manager
Franklin Blue Chip Fund

PERFORMANCE SUMMARY

Franklin Blue Chip Fund produced a +16.41% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, increased $1.61, from $10.85 on April 30, 1997, to $12.46 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 6.4 cents ($0.064) in dividend income, 7 cents ($0.07) in short-term capital gains, and 1.5 cents ($0.015) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 12 compares the fund's performance since inception with the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan. Of course, such an unmanaged market index has inherent performance differentials over any fund. The index does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike the index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Blue Chip Fund

Periods ended 4/30/98

                                           Since
                                         Inception
                               1-Year    (6/3/96)
Cumulative Total Return1       16.41%     27.05%
Average Annual Total Return2   11.18%     10.69%
Value of $10,000 Investment3  $11,118    $12,134

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
The Franklin Blue Chip Fund paid distributions derived from long-term capital gains of 1.5 cents ($0.015) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852
(b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 97 of this report.

FRANKLIN CALIFORNIA GROWTH FUND


Your Fund's Objective: Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California.

During the fiscal year ended April 30, 1998, the severe devaluation of several Asian currencies adversely affected many California companies, especially those in the high-tech sector. However, a decline in long-term U.S. interest rates helped spur growth in other sectors of the state's economy, and California's gross state product grew at an estimated rate of 4.8% during 1997, exceeding $1 trillion for the first time. Within this environment, Franklin California Growth Fund - Class I produced a +34.98% one-year cumulative total return, as discussed in the Performance Summary on page 17.

Although the Asian currency crisis created volatility in securities markets throughout the world, it also created opportunities for the fund. During the last several months of the reporting period, we attempted to take advantage of short-term weakness in the share prices of companies in the semiconductor equipment and computer peripheral industries by purchasing positions in Seagate Technology Inc., Applied Materials Inc., Integrated Process Equipment Corp. and KLA-Tencor Corp. We also added shares of electronic manufacturing service companies Flextronics International Ltd., Sanmina Corp. and Solectron Corp. to the fund.

Fund holdings that contributed greatly to our performance during the fund's fiscal year included Mercury Interactive Corp., Uniphase Corp., Airtouch Communications Inc. and Cisco Systems Inc. Total returns on each of these stocks exceeded 100% for the period. In our opinion, these companies still possessed good growth prospects, even after these gains, and we maintained our weighting in their shares.

During the reporting period, the fund's performance relative to the S&P 500 was hurt by our technology and real estate holdings. We were heavily weighted in the various technology sectors when these stocks declined substantially in the fourth quarter of 1997, and our holdings in the real estate sector also failed to live up to expectations. While many real estate companies continued to benefit from California's strong economy, their total return lagged that of the overall market. However, we believe that given their healthy dividend yields and cash flows from operations, the relative performance of these sectors could reverse themselves.

Looking forward, we believe that the financial turmoil in Asia may remain the most important variable confronting investors this year and next. On the bright side, the Asian situation may actually help induce a reform of the region's banks and reduce the corruption of some Asian companies. It may also help slow the U.S. economy enough so that the Federal Reserve Board would not have to raise interest rates. However, in our opinion, Asia still represents a major growth opportunity for many California companies in the long term.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT


FRANKLIN CALIFORNIA
GROWTH FUND
Top 10 Holdings on 4/30/98

Company                       % of Total
Industry                      Net Assets
----------------------------------------

Cisco Systems Inc.                 2.0%
Electronic Technology

Varco International Inc.           1.8%
Industrial Services

Synopsys Inc.                      1.7%
Technology Services

Atlantic Richfield Co. (ARCO)      1.6%
Energy/Minerals

Computer Sciences Corp.            1.6%
Electronic Technology

BankAmerica Corp.                  1.5%
Financial Services

Chevron Corp.                      1.5%
Energy/Minerals

Arden Realty Inc.                  1.5%
Real Estate

Avery Dennison Corp.               1.4%
Process Industries

Safeway Inc.                       1.4%
Retail

As we continue to scan the investment horizon for what we perceive to be bargain-priced companies, we find that there is no shortage of potential investments for Franklin California Growth Fund. With almost 1,400 publicly traded companies, California is fertile soil for investment opportunity, and we will continue to use our professional staff of research analysts to help us take advantage of this fact.

Of course, there are risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Thank you for your participation in Franklin California Growth Fund. We welcome any comments or suggestions you may have.

Sincerely,

Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund

PERFORMANCE SUMMARY


Class I

Franklin California Growth Fund - Class I produced a +34.98% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 19, the fund's Class I shares delivered a +266.77% cumulative total return since inception on October 30, 1991.

The fund's share price, as measured by net asset value, increased $5.62, from $19.35 on April 30, 1997, to $24.97 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 14 cents ($0.14) in dividend income, 55.7 cents ($0.557) in short-term capital gains, and 30.5 cents ($0.305) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 18 compares the performance of the fund's Class I shares since inception with that of the Standard and Poor's(R) 500 (S&P 500(R)) Stock Index and the Franklin California 250 Growth Index as of April 30, 1998. The S&P 500 Stock Index is a domestic broad market index consisting of companies of various sizes, whereas the Franklin California 250 Growth Index is equally-weighted, representing 250 of the largest corporations headquartered in California.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin California Growth Fund - Class I
Periods ended 4/30/98

                                                               Since
                                                             Inception
                                    1-Year     5-Year        (10/30/91)

Cumulative Total Return1              34.98%    251.46%      266.77%
Average Annual Total Return2          28.92%     27.40%       21.27%
Value of $10,000 Investment3        $12,892    $33,568      $35,028
                          4/30/94   4/30/95    4/30/96   4/30/97  4/30/98
One-Year Total Return4    25.55%      29.09%     47.50%    8.88%   34.98%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the initial sales charge.
4. One-year total return represents the change in value of an investment over the indicated periods ended on the specified dates and does not include the initial sales charge.
Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total return would have been lower.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin California Growth Fund - Class I paid distributions derived from long-term capital gains of 30.5 cents ($0.305) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852(b)(3) of the Internal Revenue Code.


Class II

Franklin California Growth Fund - Class II produced a +34.02% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, increased $5.54, from $19.27 on April 30, 1997, to $24.81 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 2.91 cents ($0.0291) in dividend income, 55.7 cents ($0.557) in short-term capital gains, and 30.5 cents ($0.305) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 22 compares the performance of the fund's Class II shares since inception with that of the Standard and Poor's 500 (S&P 500) and the Franklin California 250 Growth Index. The S&P 500 Stock Index is a domestic broad market index consisting of companies of various sizes, whereas the Franklin California 250 Growth Index is equally-weighted, representing 250 of the largest corporations headquartered in California.

Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin California Growth Fund - Class II

Periods ended 4/30/98

                                           Since
                                         Inception
                               1-Year    (9/3/96)

Cumulative Total Return1       34.02%      46.34%
Average Annual Total Return2   31.72%      25.14%
Value of $10,000 Investment3   $13,172   $14,490

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of purchase.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include sales charges.
All calculations assume reinvestment of dividends and capital gains at net asset value.
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin California Growth Fund - Class II paid distributions derived from long-term capital gains of 30.5 cents ($0.305) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852(b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 104 of this report.

FRANKLIN GLOBAL HEALTH CARE FUND

Your Fund's Objective: Franklin Global Health Care Fund seeks capital appreciation by investing primarily in the equity securities of health care companies located throughout the world.

Securities markets in general, and health care stocks in particular, experienced volatility during the reporting period. Small capitalization (cap) stocks enjoyed a favorable environment during the first six months of the fiscal year, but corrected sharply in late 1997 and continued to lag their large cap counterparts through the end of the reporting period. Within this environment, the fund's Class I shares provided a +28.22% one-year cumulative total return, as discussed in the Performance Summary on page 28. During the same period, the unmanaged Standard & Poor's 500(R) (S&P 500(R)) Stock Index returned +38.74%.1 Of course, securities in the health care sector are notoriously volatile, and we have always maintained a long-term perspective on investments, as we encourage our shareholders to do. As the Performance Summary also shows, the Franklin Global Health Care Fund - Class I provided a +183.52% cumulative total return over the past five years, outperforming the S&P 500, which provided a +179.33% total return over the same period.

1. Source: Standard & Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

During the period, we continued to reduce our weighting in large cap pharmaceutical companies because this group traded at what, in our opinion, were premium prices despite moderate growth. We found what we believed was better value and greater growth potential among smaller cap stocks. Although they fell out of favor during the period, we felt that over the long term, shares of small cap companies could significantly outperform those of large cap firms. In view of the high prices being paid for shares of some of the large pharmaceutical companies during the fiscal year, we felt more positive about small caps' potential.

Medical technology was one of the fund's largest sectors throughout the reporting period. In our opinion, a number of companies in this group possessed excellent growth potential and attractive valuations, and we added to our holdings of ESC Medical Systems, Ltd., a manufacturer of laser and pulsed-light devices for the cosmetic enhancement market. The price of this stock, our largest holding, rose significantly following Federal Drug Administration approval of its Epilight Hair Removal system and successful acquisition of Laser Industries, one of its leading competitors. We believe that cosmetic surgery may gain popularity as procedures become less invasive and less costly.

Our best performing sector was the health care software and information systems group. Following earnings disappointments, Access Health, Inc., Transitions Systems, Inc., and HBO & Co., our three largest holdings in the sector, enjoyed strong rebounds in value during the reporting period. Believing that expenditures on information systems may grow rapidly, we added to some existing positions in this group.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN GLOBAL
HEALTH CARE FUND
Top 10 Holdings
4/30/98

Company,                      % of Total
Industry, Country             Net Assets
----------------------------------------

ESC Medical Systems, Ltd.,
Medical Technology
and Supplies, U.S.                 7.8%

Serologicals Corp.
Biotechnology, U.S.                6.1%

Total Renal Care Holdings, Inc.,
Alternate Site Providers, U.S.     4.5%

Renal Care Group, Inc.
Alternate Site Providers, U.S.     4.5%

Zonagen, Inc.
Specialty Pharmaceuticals,
U.S.                               4.5%

Algos Pharmaceutical Corp.,
Specialty Pharmaceuticals,
U.S.                               4.1%

Boston Scientific Corp.,
Medical Technology
and Supplies, U.S.                 3.6%

Inhale Therepeutic Systems,
Specialty Pharmaceuticals,
U.S.                               3.5%

United Healthcare Corp.,
Managed Care
and HMOs, U.S.                     3.5%

Novartis, AG,
Pharmaceuticals, Switzerland       3.2%

We also increased our exposure to alternate site health care providers because we were encouraged by strong market growth in this sector. We added to our holdings in Renal Care Group, Inc. and Total Renal Care Holdings, Inc., companies that provide dialysis and related services to patients with chronic kidney failure, and initiated a position in National Surgery Centers, Inc., which owns and operates a network of freestanding ambulatory surgery centers. With health maintenance organizations attempting to treat patients in lower cost settings, we believe that surgery centers will benefit from increased volume at the expense of hospitals.

Looking forward, we are confident about future prospects for investors in health care stocks. In our opinion, overall health care expenditures will be driven by an aging population and rapidly changing technology, both of which may result in a wider range of treatable conditions and increasing life expectancy. In addition, demand for health care products and services is not necessarily affected by the cyclical swings of the business cycle. Our goal, as always, is to seize upon investment opportunities in a timely and disciplined manner in an attempt to provide our shareholders unique opportunities to invest in today's newest and fastest-growing health care companies.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Of course, there are special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social, and regulatory developments, are further discussed in the fund's prospectus.

We appreciate your participation in Franklin Global Health Care Fund and look forward to serving your investment needs in the future.

Sincerely,

Kurt von Emster
Portfolio Manager
Franklin Global Health Care Fund

PERFORMANCE SUMMARY

Class I

Franklin Global Health Care Fund - Class I provided a +28.22% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 31, the fund's Class I shares delivered a +154.17% cumulative total return since inception on February 14, 1992.

The fund's share price, as measured by net asset value, increased $3.17, from $16.11 on April 30, 1997, to $19.28 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 9.2 cents ($0.0920) in dividend income, 99.2 cents ($0.9920) in short-term capital gains, and
19.0 cents ($0.1900) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 30 compares the performance of Franklin Global Health Care Fund - Class I since inception with that of the Standard & Poor's 500 (S&P
500) Stock Index. The S&P 500 is a domestic broad market index, which includes a variety of securities issued by companies not associated with the health care industry. Of course, such unmanaged indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Global Health Care Fund - Class I

Periods ended 4/30/98

                                                              Since
                                                            Inception
                              1-Year    3-Year   5-Year     (2/14/92)
Cumulative Total Return1      28.22%    99.88%   183.52%     154.17%
Average Annual Total Return2  22.45%    24.05%    22.04%      15.36%
Value of $10,000 Investment3 $12,245   $19,088   $27,072     $24,276

                              4/30/95  4/30/96   4/30/97     4/30/98

One-Year Total Return4         16.33%   82.68%   -14.67%      28.22%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.
Past expense reductions by the fund's manager increased the fund's total returns. Without this waiver, the fund's total returns would have been lower. All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares. Franklin Global Health Care Fund - Class I paid distributions derived from long-term capital gains of 19.0 cents ($0.1900) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852(b)(3) of the Internal Revenue Code.


Class II

Franklin Global Health Care Fund - Class II provided a +27.22% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include sales charges.

The fund's Class II share price, as measured by net asset value, increased $3.10, from $16.07 on April 30, 1997, to $19.17 on April 30, 1998. During the
reporting period, shareholders received per-share distributions of 99.2 cents ($0.9920) in short-term capital gains and 19.0 cents ($0.1900) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 34 compares the performance of Franklin Global Health Care Fund - Class II since inception with that of the Standard & Poor's 500 (S&P
500) Stock Index. The S&P 500 is a domestic broad market index, which includes a variety of securities issued by companies not associated with the health care industry. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Global Health Care Fund - Class II
Periods ended 4/30/98

                                             Since
                                           Inception
                               1-Year      (9/3/96)
Cumulative Total Return1       27.22%       20.54%
Average Annual Total Return2   24.98%       11.26%
Value of $10,000 Investment3   $12,498     $11,931

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares. Franklin Global Health Care Fund - Class II paid distributions derived from long-term capital gains of 19.0 cents ($0.1900) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852(b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 108 of this report.

FRANKLIN GLOBAL UTILITIES FUND

Your Fund's Objective: Franklin Global Utilities Fund seeks to provide total return by investing in the equity and debt securities of utility companies located in the United States and around the world.

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN GLOBAL UTILITIES FUND
Top 10 Holdings
4/30/98

Company                       % of Total
Industry, Country             Net Assets
-----------------------------------------

Duke Energy Corp.                  3.7%
Electric & Gas Utilities, U.S.

ICG Communications Inc.            3.5%
Telecommunications
Services & Equipment, U.S.

The AES Corp.                      3.2%
Electric & Gas Utilities, U.S.

AirTouch Communications Inc.       3.0%
Telecommunications
Services & Equipment, U.S.

Pacific Enterprises                2.8%
Electric & Gas Utilities, U.S.

Portugal Telecom, SA               2.7%
Telecommunications
Services & Equipment, Portugal

Enron Corp.                        2.6%
Electric & Gas Utilities, U.S.

Tele Danmark A/S,                  2.3%
Sponsored ADR
Telecommunications
Services & Equipment, Denmark

Telecom Italia, SpA                2.2%
Telecommunications
Services & Equipment, Italy

Nortel Inversora SA,               2.1%
10.00%, cvt., pfd.
Telecommunications, Argentina

During the 12 months under review, electric companies generally benefited from cost cutting and more clearly defined regulations, while telecommunications firms experienced better-than-expected demand for cellular services and higher traffic volume. As a result, many global utility shares rose in value. Although U.S. and European utility stocks led the way, those in Latin America also performed well. However, most Asian utility stocks were weaker. Within this environment, Franklin Global Utilities Fund - Class I produced a +37.02% one-year cumulative total return, as discussed in the Performance Summary on page 41, outperforming the utility fund average return of +35.76% for the same period, as measured by Lipper Analytical Services.*

*Source: Lipper Analytical Services, Inc. There are 95 funds in the Lipper Utility Funds Category. Lipper calculations do not include sales charges. The fund's performance relative to the category may have differed if sales charges had been considered. Past performance does not guarantee future results.

United States
Strong corporate profits and subdued inflation enabled the U.S. equity market to continue setting records during the reporting period. Although U.S. utility shares generally underperformed broad market indices, many advanced because of declining interest rates and an improving regulatory outlook. Telephone stocks performed particularly well, and our holdings of Ameritech Corp., Airtouch Communications Inc., and ICG Communications Inc. appreciated considerably in value.

The electric power industry experienced significant regulatory changes during the fiscal year. California and Massachusetts announced plans to restructure the electric generation business, and a number of other states came close to completing similar plans. These could help make electric utility companies more competitive, and in some cases, also improve their balance sheets. In our opinion, complete resolution of regulatory issues should enhance the earnings of electric utility companies and make their stocks more attractive to investors.

Europe
During the reporting period, European economies continued to recover, as government attempts to meet European Monetary Union criteria generally led to lower interest rates and benign inflation. In addition, many of the region's utility companies restructured, reduced costs, and consolidated, which contributed to the advance of many utility stock prices. Portugal, Italy, Spain and Germany were among the best performing utility markets for the fund. Taking advantage of this strength, we sold our shares of Electricidade de Portugal and Telecel-Comunicacoes Pessoais, SA at a profit.

In our opinion, many European companies are now positioned to benefit from a large, pent-up demand for telecommunications services, and we believe that our holdings of Telefonica de Espana (Spain) and Hellenic Telecommunications Organization, SA (Greece) could experience extensive growth for several years to come.

Latin America
Our Latin American weighting remained relatively stable during the reporting period. Although the region experienced strong economic growth and low inflation, the Asian currency crisis in late 1997 sent a shock wave throughout Latin America because many investors feared that Asia's economic difficulties could spread. However, the international investment community regained confidence when Brazil responded with monetary and fiscal measures designed to quell concerns. And many Latin American markets recovered in early 1998, as investors began viewing this area on its own economic merits.

During the fiscal year, Latin American countries continued to privatize state-owned telephone and electric utility companies. Consortiums from all over the world participated in the process that will create 12 different telecommunications companies in Brazil, constituting one of the largest privatizations ever. Brazil has substantial demand for telecommunications services, and we initiated a position in Telecomunicacoes Brasileiras, SA, the Brazilian national phone company that is in the process of being privatized. We view the region's evolution towards a more market-oriented economic environment positively and believe it will continue to provide attractive investment opportunities.


Asia
The Asian financial crisis made headlines around the world in late 1997 and early 1998. Fortunately, we had maintained a low Asian weighting because we felt that most utility stock valuations there were too high. However, stock prices fell dramatically once the crisis started, and we will scrutinize Asian markets for any possible investments.

Looking forward, we are optimistic about prospects for global utility companies. Worldwide demand for telecommunications, electric power, gas, water and other utility services is accelerating, and many foreign countries are now building infrastructures that could produce high levels of revenue growth for many years to come. As always, we remain committed to our long-term objective of maximizing total return through investing in a portfolio of utility stocks from around the world. Utilities provide services that are an essential part of peoples' lives, and we believe that their stocks play an important role in a well-diversified investment portfolio. Of course, there are special risks involved with investing globally in a non-diversified fund concentrating in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in Franklin Global Utilities Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

Sally E. Haff
Portfolio Manager
Franklin Global Utilities Fund


PERFORMANCE SUMMARY

Class I
Franklin Global Utilities Fund - Class I produced a +37.02% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 43, the fund's Class I shares delivered a +158.14% cumulative total return since inception on July 2, 1992.

The fund's share price, as measured by net asset value, increased $2.90, from $14.46 on April 30, 1997, to $17.36 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 37 cents ($0.37) in dividend income, 57.32 cents ($0.5732) in short-term capital gains, and $1.1778 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The graph on page 42 compares the performance of Franklin Global Utilities Fund - Class I since inception with that of the unmanaged Standard and Poor's 500 (S&P 500) Stock Index. The S&P 500 is a domestic, broad market index consisting of companies of various sizes. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


Franklin Global Utilities Fund - Class I

Periods ended 4/30/98

                                                                    Since
                                                                  Inception
                                  1-Year     3-Year    5-Year     (7/2/92)

Cumulative Total Return1           37.02%    90.77%    124.44%    158.14%
Average Annual Total Return2       30.86%    22.12%     16.46%     16.75%
Value of $10,000 Investment3     $13,086   $18,213    $21,146    $24,655

                                 4/30/94   4/30/95    4/30/96  4/30/97  4/30/98

One-Year Total Return4             14.04%     3.17%     23.27%  12.94%   37.02%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.
Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
The Franklin Global Utilities Fund - Class I paid distributions derived from long-term capital gains of $1.1778 per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.


Class II

Franklin Global Utilities Fund - Class II produced a +36.21% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, increased $2.88, from $14.37 on April 30, 1997, to $17.25 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 26.59 cents ($0.2659) in dividend income, 57.32 cents ($0.5732) in short-term capital gains, and $1.1778 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 45 compares the performance of Franklin Global Utilities Fund - Class II since inception with that of the Standard and Poor's 500 (S&P
500) Stock Index. The S&P 500 is a domestic, broad market index consisting of companies of various sizes. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Global Utilities Fund - Class II
Periods ended 4/30/98
                                            Since
                                          Inception
                               1-Year      (5/1/95)
Cumulative Total Return1       36.21%        87.90%
Average Annual Total Return2   33.81%        23.01%
Value of $10,000 Investment3 $13,381       $18,607

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of purchase.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include sales charges.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
The Franklin Global Utilities Fund - Class II paid distributions derived from long-term capital gains of $1.1778 per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 112 of this report.

FRANKLIN MIDCAP GROWTH FUND


Your Fund's Objective: Franklin MidCap Growth Fund seeks long-term capital growth by investing primarily in equity securities of medium-capitalization companies -- those with a market capitalization between $200 million and $5 billion.

We are pleased to present the annual report of Franklin MidCap Growth Fund, which covers the 12 months ended April 30, 1998. During this period, inflation remained subdued despite moderate economic growth and healthy corporate profits. Interest rates were relatively stable, and U.S. equity markets performed impressively. However, Asia's financial turmoil in October 1997 adversely effected domestic financial markets, particularly the technology sector. Fortunately, the market resumed its upward ascent in the first quarter of 1998, as investor concerns about the impact of the Asian currency crisis waned. Within this environment, Franklin MidCap Growth Fund delivered a 12-month cumulative total return of +35.53%, as discussed in the Performance Summary on page 49, outperforming the Dow Jones Industrial Average, which provided a total return of +31.61% for the same period.*

*Source: Standard & Poor's Micropal. Dow Jones Industrial Average's total return is calculated by Wilshire Associates, Inc. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

The fund benefited from the considerable rise in value of many of its positions in the financial services sector. A number of companies providing educational services also performed well, and our holdings of Apollo Group Inc. (which offers higher-education programs to working adults), DeVry Inc. (a leading developer of higher education), and Sylvan Learning Systems Inc. (a provider of private educational and testing services), also contributed positively to the fund's return. However, the fund's performance was hindered by our exposure to energy stocks, whose value fell due to a drop in oil prices.

Throughout the reporting period, we focused on investing in companies with diversified product lines and sustainable competitive advantages. In searching for these firms, we also looked for reasonable stock valuations, and sold positions when valuations appeared excessive or fundamentals seemed to be deteriorating.

Taking advantage of market volatility, we initiated positions in a number of industry leaders. For example, we purchased shares of Viking Office Products Inc., a major supplier to small and medium-sized businesses; Starwood Hotels & Resorts, a large, U.S. real estate investment trust specializing in hotel properties; and Providian Financial Corp., a domestic issuer of secured credit cards.

Looking forward, we remain optimistic about growth opportunities for midcap companies. In our opinion, the midcap sector brings together the best features of small and large cap stocks, combining above-average growth potential with greater stability.

Because of the U.S. economic expansion and high stock market appreciation of the last two years, we are increasingly conscious of maintaining our valuation criteria and discipline in the investment decision process. Of course, there are risks associated with investing in a fund seeking long-term capital growth from small-to-medium size companies that have less certain growth prospects and greater sensitivity to changing economic conditions than large cap companies. These and other risks are further discussed in the fund's prospectus.

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN MIDCAP GROWTH FUND
Top 10 Holdings
4/30/98

Company                       % of Total
Industry                      Net Assets
----------------------------------------

Transocean Offshore Inc.           2.2%
Industrial Services

Sylvan Learning Systems, Inc.      2.1%
Commercial Services

Apollo Group, Inc., Class A        2.1%
Consumer Services

DeVry Inc.                         2.0%
Consumer Services

Tellabs Inc.                       2.0%
Electronic Technology

Jones Apparel Group Inc.           2.0%
Consumer Non-Durables

The Estee Lauder
Cos., Inc. Class A                 1.8%
Consumer Non-Durables

Clayton Homes Inc.                 1.8%
Consumer Durables

Expeditors International
of Washington Inc.                 1.7%
Transportation

Viking Office Products Inc.        1.7%
Retail

We thank you for your participation in the Franklin MidCap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,


Edward B. Jamieson
Portfolio Manager
Franklin MidCap Growth Fund


PERFORMANCE SUMMARY


Franklin MidCap Growth Fund produced a +35.53% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 51, the fund's shares delivered a +118.22% cumulative total return since inception on August 17, 1993.

The fund's share price, as measured by net asset value, increased $4.10, from $13.34 on April 30, 1997, to $17.44 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 22.30 cents ($0.2230) in short-term capital gains, and 33.50 cents ($0.3350) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 50 compares the fund's performance since its inception on August 17, 1993, with that of the unmanaged Standard and Poor's MidCap 400 Index (S&P MidCap 400). On June 1, 1996, the fund became available to retail investors. Prior to that date, it was only offered to institutional investors (without a sales charge or 12b-1 fees). The S&P MidCap 400 is a market value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Of course, such an unmanaged market index has inherent performance differentials over any fund. The index does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike the index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin MidCap Growth Fund

Periods ended 4/30/98

                                                               Since
                                                             Inception
                                       1-Year5    3-Year5   (8/17/93)5
Cumulative Total Return1               35.53%     95.10%     118.22%
Average Annual Total Return2           29.42%     23.05%      16.91%
Value of $10,000 Investment3         $12,942    $18,631     $20,842
                                     4/30/95    4/30/96     4/30/97 4/30/98
One-Year Total Return4                 10.06%     35.40%      6.47%  35.53%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.
5. On January 2, 1996, the fund changed its investment objective, strategy, and investment adviser.
Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower. All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin MidCap Growth Fund paid distributions derived from long-term capital gains of 33.50 cents ($0.3350) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 118 of this report.

FRANKLIN NATURAL RESOURCES FUND


Your Fund's Objective: Franklin Natural Resources Fund seeks long-term capital appreciation by investing at least 65% of its total assets in securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

This annual report of Franklin Natural Resources Fund covers the 12 months ended April 30, 1998. Led by technology, financial services, and health care companies, the U.S. stock market performed well during the fiscal year. However, economic and political turmoil in Asia during late 1997 raised investor concerns about future demand for a wide range of commodities including energy, chemicals, steel, and paper.

As a result, the natural resources sector underperformed the overall domestic market. Although many commodity markets performed poorly during the reporting period, Franklin Natural Resources Fund - Class I delivered a +17.57% one-year cumulative total return, as discussed in the Performance Summary on page 56. This was significantly higher than the natural resources fund average return of +11.26% for the same period, as measured by Lipper Analytical Services.*

*Source: Lipper Analytical Services, Inc. There are 50 funds in the Lipper Natural Resources Funds Category. Lipper calculations do not include sales charges, and expense reductions by the fund's manager increased the fund's total returns. The fund's performance relative to the category may have differed if these factors had been considered. Past performance does not guarantee future results.

Throughout the reporting period, many natural resources companies attempted to diversify their service capabilities and develop economies of scale by consolidating. One of our holdings, United Meridian Corp., merged with Ocean Energy Inc., creating a leading independent producer of oil and gas. In the oilfield services industry, Falcon Drilling Cos. Inc., another holding, united with Reading & Bates to form R&B Falcon Corp., an offshore drilling contractor with a fleet of drilling rigs. Consolidation also occurred in the forest products and paper sector, with still another holding, Bowater Inc., acquiring Canadian-based Avenor and Korean-based Halla Paper, creating a low-cost global newsprint business. And one of our positions in the precious metals sector, Placer Dome Inc., announced it was taking a stake in Vengold, which has exposure to vast, gold reserves in Lihir, Papua New Guinea.

Energy, our largest sector weighting on April 30, 1998, contributed significantly to the fund's performance, as the value of our holdings in Varco International Inc., Atwood Oceanics Inc., and Transocean Offshore Inc. appreciated considerably. Varco profited from higher sales of hardware that makes oil and gas drilling more productive, and Atwood Oceanics and Transocean Offshore, global leaders in deepwater drilling projects, experienced increased demand for their premium rigs.

As in all reporting periods, some positions hindered the fund's performance. Due to higher levels of OPEC production, the return of Iraqi oil to the world market, and a warmer-than-normal winter season in much of the northern hemisphere, crude oil prices declined significantly. Consequently, our shares of Gulf Canada Resources Ltd. and Nuevo Energy Co. fell in value. The strength of the forest products and paper sector also negatively impacted our performance because of our relatively low weighting in this area.

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN NATURAL
RESOURCES FUND
Top 10 Holdings
4/30/98

Company                       % of Total
Industry, Country             Net Assets
----------------------------------------

Barrett Resources Corp.            4.1%
Energy, U.S.

Varco International Inc.           3.4%
Energy, U.S.

Diamond Offshore Drilling Inc.     3.2%
Energy, U.S.

EVI Inc.                           3.0%
Energy, U.S.

Transocean Offshore Inc.           2.7%
Energy, U.S.

Gulf Canada Resources Ltd.         2.6%
Energy, Argentina

Nuevo Energy Co.                   2.1%
Energy, U.S.

The AES Corp.                      1.7%
Energy, U.S.

NewField Exploration Co.           1.6%
Energy, U.S.


During the reporting period, we did not make investments based solely on the assumption that commodity prices would rise or fall. Rather, we purchased shares of firms with efficient, technologically advanced operations that we felt would prosper even in a weak environment. For example, we added to our holdings of Barrett Resources Corp., the leading explorer of natural gas in North America, and bought stock in EVI Inc., a major manufacturer of premium tubular products for offshore oil and gas operations.

Looking forward, we anticipate a period of balanced supply and demand conditions for a wide range of natural resources in the near future. In our opinion, this should lead to moderate growth and sustained levels of profitability for low-cost producers in commodity-related industries. It is important to remember, however, that the rewards the fund may offer also involve the special risks of investing in a non-diversified, sector fund, as well as the currency volatility and political, economic or regulatory uncertainty associated with foreign, and especially developing market, investing.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in Franklin Natural Resources Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

Suzanne W. Killea
Portfolio Manager
Franklin Natural Resources Fund



PERFORMANCE SUMMARY


Class I

Franklin Natural Resources Fund - Class I produced a +17.57% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, increased $1.39, from $14.07 on April 30, 1997, to $15.46 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 8.7 cents ($0.087) in dividend income, 48.51 cents ($0.4851) in short-term capital gains, and
39.39 cents ($0.3939) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 58 compares the performance of Franklin Natural Resources Fund - Class I since inception with that of the Standard and Poor's 500 (S&P
500) Stock Index. The S&P 500 is a domestic, broad market index consisting of companies of various sizes. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Natural Resources Fund - Class I
Periods ended 4/30/98

                                          Since
                                        Inception
                               1-Year   (6/5/95)
Cumulative Total Return1       17.57%    72.82%
Average Annual Total Return2   12.30%    18.85%
Value of $10,000 Investment3   $11,230  $16,506

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, total returns would have been lower. The waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates in countries where investments are made. You may have a gain or loss when you sell your shares. The Franklin Natural Resources Fund - Class I paid distributions derived from long-term capital gains of 39.39 cents ($0.3939) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Internal Revenue Code.

Advisor Class

Franklin Natural Resources Fund - Advisor Class produced a +18.11% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased $1.41, from $14.07 on April 30, 1997 to $15.48 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 13.55 cents ($0.1355) in dividend income, 48.51 cents ($0.4851) in short-term capital gains, and 39.39 cents ($0.3939) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 62 compares the performance of Franklin Natural Resources Fund - Advisor Class since inception with that of the Standard and Poor's 500 (S&P 500) Stock Index. The S&P 500 is a domestic, broad market index consisting of companies of various sizes. Of course, such unmanaged market indices have inherent performance differentials over any fund.

GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT

They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


Franklin Natural Resources Fund - Advisor Class
Period ended 4/30/98

                                             Since
                                           Inception
                               1-Year*     (6/5/95)*
Cumulative Total Return1       18.11%        73.62%
Average Annual Total Return1   18.11%        20.94%
Value of $10,000 Investment2 $11,811       $17,362

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 13.35%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, total returns would have been lower. The waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.
The Franklin Natural Resources Fund - Advisor Class paid distributions derived from long-term capital gains of 39.39 cents ($0.3939) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 125 of this report.

FRANKLIN SMALL CAP GROWTH FUND

Your Fund's Objective: Franklin Small Cap Growth Fund seeks long-term capital growth by investing in equity securities of small-capitalization companies -- those with a market capitalization of less than $1 billion at the time of investment.

Despite considerable market volatility, the 12 months under review proved to be a favorable period for many investors in small-cap stocks. During this time, a strong U.S. dollar put pressure on the earnings of many large, multi-national corporations, but had less effect on small-cap companies. Lacking significant exposure to overseas markets, these companies generally experienced healthy earnings growth, and their stocks performed particularly well as investor interest shifted from large-cap to small-cap equities. However, in October 1997, fears about Asia's economic woes adversely affected global equity markets, and nervous investors began to search for more liquid investments. Fortunately, concerns about the "Asian flu" spreading to other economies seemed to abate by the end of the fund's fiscal year.

Within this environment, Franklin Small Cap Growth Fund - Class I delivered a +43.09% one-year cumulative total return, as discussed in the Performance Summary on page 67. It outperformed the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, which provided total returns of +41.07% and +31.61%, respectively, for the same period. The fund also outperformed its benchmark, the Russell 2500(R) Index, which produced a +40.62% total return for the 12 months under review.*


*Source: Standard & Poor's Micropal. Indices are unmanaged, and price appreciation includes reinvested dividends. One cannot invest directly in an index. Dow Jones Industrial Average's total return is calculated by Wilshire Associates, Inc.

Contributing to the fund's performance was the rise in value of many of our technology holdings, some of which advanced more than 75% during the fiscal year. For example, Tekelec, a supplier of diagnostic systems and network switching solutions, rose more than 300%, and PMC-Sierra Inc., a provider of high speed internetworking component solutions, increased more than 160%. The fund also benefited from its holdings in Tracor Inc., Sapient Corp., and Integrated Systems Inc.

As impressive as the fund's performance was, it was hampered somewhat by our exposure to energy stocks, whose value fell when commodity prices began to drop. However, many energy stocks recovered from their lows by the end of the reporting period, and despite volatile commodity prices, we remain bullish on this sector's long-term prospects. On April 30, 1998, the fund's largest holding was Varco International Inc., an equipment provider for offshore drilling rigs, which we believe should benefit from increased capital spending by large oil and gas companies.

In our search for small-cap companies that we considered well-positioned for rapid growth of revenues, earnings, or cash flow, we focused on firms with competitive advantages such as a proprietary product or unique marketing niche. Despite the strength of the domestic equity stock market, we found no shortage of attractively priced growth stocks. The expanding U.S. economy provided a favorable environment for small-cap companies, and our research led us to invest in a number of industries.

Believing that new developments should lead to substantial growth for technology companies into the next century, we established several new positions in that sector. For example, we purchased shares of i2 Technologies Inc., a major vendor of supply chain management software, and Cambridge Technology Partners Inc., a leading developer of client/server and Internet applications. However, we sold our holdings of Adaptec Inc. and Altera Corp. at a profit because we believe that the future growth of these companies was already reflected in their stock prices.

GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN SMALL CAP
GROWTH FUND
Top 10 Holdings
4/30/98

Company,                      % of Total
Industry                      Net Assets
----------------------------------------

Varco International Inc.           2.2%
Industrial Services

Atwood Oceanics Inc.               1.4%
Industrial Services

Barrett Resources Corp.            1.3%
Energy Minerals

Komag Inc.                         1.2%
Electronic Technology

Affiliated Computer
Services Inc. Class A              1.2%
Technology Services

Synopsys Inc.                      1.2%
Electronic Technology

Tekelec                            1.2%
Electronic Technology

Etec Systems Inc.                  1.2%
Electronic Technology

Tommy Hilfiger Corp.               1.1%
Consumer Non-Durable

Carpenter Technology Corp.         1.1%
Non-Energy Minerals


Looking forward, we are optimistic about prospects for small cap stocks. Valuations for these companies relative to those of large cap companies remain below historical averages, and we believe the growing U.S. economy and apparent lack of inflationary pressure should create a favorable environment for small cap firms. Of course, there are risks involved in investing in a fund seeking long-term growth from small or relatively new or unseasoned companies. These risks, which include relatively small revenues, limited product lines and small market share, are further discussed in the fund's prospectus.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in Franklin Small Cap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,




Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund

PERFORMANCE SUMMARY


Class I

Franklin Small Cap Growth Fund - Class I produced a +43.09% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 69, the fund's Class I shares delivered a +249.62% cumulative total return since inception on February 14, 1992.

The fund's share price, as measured by net asset value, increased $6.97, from $18.96 on April 30, 1997, to $25.93 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 9.2 cents ($0.092) in dividend income, 56 cents ($0.56) in short-term capital gains, and 36.7 cents ($0.367) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 68 compares the performance of Franklin Small Cap Growth Fund - Class I since inception with that of the unmanaged Standard and Poor's 500 (S&P 500) Stock Index and the Russell 2500 Index. The S&P 500 is a domestic, broad market index consisting of companies of various sizes, whereas the Russell 2500 is an index of 2,500 companies with small market capitalizations. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Small Cap Growth Fund - Class I

Periods ended 4/30/98

                                                                Since
                                                              Inception
                                      1-Year  3-Year  5-Year  (2/14/92)
Cumulative Total Return1              43.09%  106.42% 238.99%   249.62%
Average Annual Total Return2          36.74%   25.39%  26.49%    21.44%
Value of $10,000 Investment3        $13,764  $19,716 $32,378   $33,392
                                   4/30/94  4/30/95  4/30/96 4/30/97 4/30/98
One-Year Total Return4              29.26%   27.05%   44.06%   0.09%  43.09%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. One-year total return represents the change in value of an investment over the indicated periods ended on the specified dates and does not include the initial sales charge.
Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Small Cap Growth Fund - Class I paid distributions derived from long-term capital gains of 36.70 cents ($0.3670) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Internal Revenue Code.


Class II

Franklin Small Cap Growth Fund - Class II produced a +42.06% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, increased $6.81, from $18.78 on April 30, 1997, to $25.59 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 56 cents ($0.56) in short-term capital gains, and 36.7 cents ($0.367) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 72 compares the performance of Franklin Small Cap Growth Fund - Class II since inception with that of the unmanaged Standard and Poor's 500 (S&P 500) Stock Index and the Russell 2500 Index. The S&P 500 is a domestic, broad market index consisting of companies of various sizes, whereas the Russell 2500 is an index of 2,500 companies with small market capitalizations. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Small Cap Growth Fund - Class II
Periods ended 4/30/98

                                                  Since
                                                Inception
                                1-Year          (10/2/95)
Cumulative Total Return1        42.06%            65.94%
Average Annual Total Return2    39.66%            21.24%
Value of $10,000 Investment3  $13,966           $16,426

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Small Cap Growth Fund - Class II paid distributions derived from long-term capital gains of 36.70 cents ($0.3670) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Internal Revenue Code.

Advisor Class

Franklin Small Cap Growth Fund - Advisor Class produced a +43.68% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased $7.04, from $18.97 on April 30, 1997 to $26.01 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 12.89 cents ($0.1289) in dividend income, 56 cents ($0.56) in short-term capital gains, and 36.7 cents ($0.367) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 76 compares the performance of Franklin Small Cap Growth Fund - Advisor Class since inception with that of the unmanaged Standard and Poor's 500 (S&P 500) Stock Index and the Russell 2500 Index. The S&P 500 is a domestic, broad market index consisting of companies of various sizes, whereas the Russell 2500 is an index of 2,500 companies with small market capitalizations. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Small Cap Growth Fund - Advisor Class

Periods ended 4/30/98

                                                                    Since
                                                                  Inception
                                 1-Year*     3-Year*   5-Year*    (2/14/92)*
Cumulative Total Return1          43.68%      107.30%  240.43%     251.11%
Average Annual total Return1      43.68%       27.51%   27.76%      22.43%
Value of $10,000 Investment2    $14,368      $20,730  $34,043     $35,111
                               4/30/95       4/30/96  4/30/96   4/30/97  4/30/98
One-Year Total Return*,3          29.26%       27.05%   44.06%    0.20%   43.68%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 33.03%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
3. One-year total return represents the change in value of an investment over the periods ended on the specified dates.
Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Small Cap Growth Fund - Advisor Class paid distributions derived from long-term capital gains of 36.7 cents ($0.367) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 132 of this report.

FRANKLIN STRATEGIC INCOME FUND


Your Fund's Objective: Franklin Strategic Income Fund seeks a high level of current income, with capital preservation over the long term as a secondary objective. The fund uses an active asset allocation process and invests in securities of foreign governments, U.S. and foreign high yield, fixed-income securities, asset-backed securities, preferred stock, common stock that pays dividends, and income-producing securities convertible into common stock of such companies.

Steady, moderate economic growth, coupled with continued low inflation, characterized the year under review. By diversifying across the six distinct asset classes listed in the fund's objective, Franklin Strategic Income Fund was able to capitalize on arising opportunities, maximizing the strengths of certain sectors, while reducing volatility through diversification among asset classes. We focused on economically sensitive sectors, maintaining our position in U.S. high yield corporate bonds, increasing our allocation in emerging markets and convertible securities, and selectively hedging our international sector against the rising U.S. dollar. Relative to an internal benchmark allocation, the fund maintained an underweighted exposure to more interest-rate sensitive sectors because we expected lower total returns from these markets over the intermediate term. Within this environment, the fund achieved a +13.10% cumulative total return for the one-year period, as detailed in the Performance Summary on page 84.

High Yield Corporate Bonds
During the 12-month period the fund maintained an overweighted position in the high yield sector, as this market's strong total returns reflected the continuation of low inflation and a growing economy.

Growing global demand for wireless communication services favorably impacted the fund's performance over the past year. Our position in Nextel Communications, a national digital network provider of wireless communications services, has benefited from growing customer demand for its product, translating into subscriber gains well above expectations. The fund also benefited from our increased exposure in the media and broadcasting sectors, which have been the direct beneficiaries of deregulation and consolidation. Two fund holdings, Chancellor Media Corp., one of the country's largest radio station operators, and Outdoor Systems, Inc., North America's largest outdoor advertising company, experienced meaningful credit improvement during the period, which was reflected in their securities' prices. As many companies converted to real estate investment trusts (REITs) to capture the potential tax benefits, their bond prices rose. This trend helped to drive the prices for our bond positions in Vencor, Inc., a health care provider, and in Marriott (HMH Properties, Inc.), as these companies announced plans to move to REIT corporate structures, and subsequently to tender for our bonds at substantial premiums.

Emerging Markets
Our relatively light exposure to various developing Asian markets helped the fund largely avoid the significant declines in that region's financial markets. Subsequent concern over these markets precipitated late 1997's sell-off in the emerging markets sector. Seeking to take advantage of this situation, the fund nearly doubled this sector's allocation, as we added to government bond positions that we believe still have favorable, fundamental long-term outlooks.

The fund's largest segment within the emerging markets sector is still Latin America, where we found attractive investment opportunities, primarily in Mexico, Argentina, Brazil and Venezuela. However, since February 1998, emerging markets bond returns have strengthened. Consequently, the fund began to focus on this sector's more liquid securities with intermediate-term maturities, as we found they offer more compelling risk/return tradeoffs.

International
Activity in the fund's international arena was directly related to the sources of global bond market volatility, particularly to certain foreign currencies' declines in value relative to the U.S. dollar. After our assessment of how these sources of volatility might affect the international sector's performance, we reduced our positions in this sector, as the comparison table on page 81 shows. The fund also continued to selectively hedge its foreign currency exposure in an effort to preserve the dollar value of these holdings.

Over the course of the annual period, we reallocated the fund's European holdings by increasing our positions in peripheral countries including Sweden, Denmark and Italy, while reducing our relative allocation in the U.K. and Germany. In the dollar-bloc countries, the fund reduced its Canadian exposure while adding to its Australia and New Zealand holdings.



Franklin Strategic Income Fund
Portfolio Breakdown
Based on Total Net Assets

                           April 30, 1998 April 30, 1997

High Yield Corporate Bonds        28.0%     26.9%
Emerging Market Bonds             23.7%     11.7%
International Bonds               15.9%     21.3%
Convertible Securities            10.1%      8.9%
Mortgage Securities                7.6%      4.7%
U.S. Government Bonds              4.8%      1.9%
Preferred Stock (Non-Convertible)  0.6%      3.7%
Cash & Equivalents                 9.3%     20.9%

Convertible Securities
The fund's fiscal year saw a combination of declining interest rates and healthy corporate earnings growth drive equity markets upward. Prices for convertible securities similarly evidenced the appreciation of such companies' underlying common shares. The fund capitalized on this strength as it increased its convertible securities sector exposure. However, recent stock market valuations appeared to fairly reflect the positive domestic economic outlook, and we decided not to overweight this sector at the close of the reporting period.

During the period under review, the fund held an investment in a Salomon Smith Barney security that is convertible into Cincinnati Bell common stock. This investment benefited from Cincinnati Bell's revenue growth, which resulted from its move into the customer service and telemarketing businesses. We also recently added to our holdings in Dovatron International, Inc., an electronics design and manufacturing services provider, as we did not believe the company's stock price accurately reflected its long-term earnings growth potential.

Treasuries
Although inflation remained subdued during the year under review, given the U.S. economy's continued strength, we believe the probability for a significant near-term drop in interest rates has declined. Consequently, although the fund moderately increased its Treasury holdings, as shown on page 81, this sector's weighting was below average at the end of the period.

U.S. Mortgage Securities
The general trend of falling interest rates during the fund's fiscal year increased refinancing risk, which largely offset the positive impacts from declining volatility for the mortgage sector's interest rates. The fund remained somewhat underweighted relative to our internal benchmark allocation, based largely on an expectation of lower total returns compared with other fixed-income investment alternatives.

Looking Forward
In our opinion, the fund's performance should continue to benefit from relatively low inflation and moderate domestic economic growth. In addition, we believe ongoing positive economic fundamentals in selected developing countries should also lead to healthy performance from the fund's emerging market allocation. The fund should also benefit from its more limited exposure to interest-rate sensitive markets, given the expectation for lower total returns from these sectors as we move toward the latter half of 1998.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

Christopher J. Molumphy
Portfolio Manager
Franklin Strategic Income Fund

PERFORMANCE SUMMARY

Franklin Strategic Income Fund produced a +13.10% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The fund's share price, as measured by net asset value, increased 38 cents, from $10.86 on April 30, 1997, to $11.24 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 90.3 cents ($0.903) in dividend income, 7.19 cents ($0.0719) in short-term capital gains, and 1.51 cents ($0.0151) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 86 compares the fund's performance to a number of indices, including the Salomon Brothers Non-U.S. World Government Bond Index, Salomon Brothers High Yield Bond Index, and a composite index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Strategic Income Fund
Periods ended 4/30/98

                                                          Since
                                                       Inception
                                     1-Year   3-Year    (6/1/94)
Cumulative Total Return1             13.10%    47.27%     60.44%
Average Annual Total Return2          8.32%    12.14%     11.61%
Value of $10,000 Investment3       $10,832   $14,103    $15,368
Distribution Rate4            7.67%
30-Day Standardized Yield5    6.08%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. Distribution rate is based on an annualization of April's 7.5 cent per share monthly dividend and the maximum offering price of $11.74 on April 30, 1998.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
The fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the fund's distribution rate and total return would have been lower and the yield for the period would have been 5.42%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees. All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.
Franklin Strategic Income Fund paid distributions derived from long-term capital gains of 1.51 cents ($0.0151) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852(b)(3) of the Internal Revenue Code.




FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Biotechnology Discovery Fund
                                                                                                  Class I
                                                                                               -------------
                                                                                                Year Ended
                                                                                              April 30, 19981
                                                                                               -------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................................................        $25.00
                                                                                               -------------
Income from investment operations:
 Net investment loss .......................................................................          (.05)
 Net realized and unrealized gains .........................................................          1.99
                                                                                               -------------
Total from investment operations ...........................................................          1.94
                                                                                               -------------
Less distributions from:
 Net realized gains ........................................................................          (.05)
                                                                                               -------------
Net asset value, end of year ...............................................................        $26.89
                                                                                               =============

Total return*...............................................................................          7.78%

Ratios/supplemental data
Net assets, end of year (000's) ............................................................       $73,546
Ratios to average net assets:
 Expenses ..................................................................................          1.50%***
 Expenses excluding waiver and payments by affiliate .......................................          1.61%***
 Net investment loss .......................................................................          (.44%)***
Portfolio turnover rate ....................................................................         75.50%
Average commission rate paid** .............................................................        $.0339

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
1For the period September 15, 1997 (effective date) to April 30, 1998.

FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998


  Franklin Biotechnology Discovery Fund                                                        SHARES               VALUE
  Common Stocks 85.7%
aAnimal Health 3.0%
Heska Corp. ....................................................................              167,600         $ 2,178,800
                                                                                                            -------------
aBiomedical 13.3%
IDEC Pharmaceuticals Corp. .....................................................               69,800           2,512,800
LifeCell Corp. .................................................................              242,500           1,924,844
Synaptic Pharmaceutical Corp. ..................................................              140,000           1,750,000
Triangle Pharmaceuticals, Inc...................................................              152,500           2,363,750
Vical, Inc......................................................................               50,000             753,125
XOMA Corp. .....................................................................              100,000             487,500
                                                                                                            -------------
                                                                                                                9,792,019
                                                                                                            -------------
aDelivery Systems 17.0%
Alkermes, Inc...................................................................               50,000           1,193,750
Aradigm Corp. ..................................................................              131,600           1,908,200
Aviron .........................................................................              119,800           2,972,538
DepoTech Corp. .................................................................              182,300             837,450
Inhale Therapeutic Systems .....................................................              120,000           3,360,000
TRANSGENE S.A., Sponsored ADR (France)..........................................              125,000           2,250,000
                                                                                                            -------------
                                                                                                               12,521,938
                                                                                                            -------------
aDiagnostics 2.5%
Myriad Genetics, Inc............................................................               40,000             830,000
Technical Chemicals and Products, Inc...........................................              100,000             987,500
                                                                                                            -------------
                                                                                                                1,817,500
                                                                                                            -------------
aDrugs 43.9%
Agouron Pharmaceuticals, Inc....................................................               60,000           2,040,000
Alteon, Inc.....................................................................              115,000             517,500
Cell Therapeutics, Inc..........................................................              137,500             519,929
Chiroscience Group, Plc. (United Kingdom).......................................              623,000           3,411,400
CuraGen Corp. ..................................................................              151,000           1,698,750
Ligand Pharmaceuticals, Inc., Class B...........................................              200,000           2,900,000
Medicis Pharmaceutical Corp., Class A...........................................               45,000           1,923,750
Neurex Corp. ...................................................................               90,000           2,694,375
PathoGenesis Corp. .............................................................              105,000           4,160,625
Schein Pharmaceutical, Inc......................................................               40,000             980,000
SYNSORB Biotech, Inc. (Canada)..................................................              278,000           1,963,016
Texas Biotechnology Corp. ......................................................              400,000           3,125,000
Vertex Pharmaceuticals, Inc.....................................................               60,000           1,867,500
ViroPharma, Inc.................................................................               70,000           1,522,500
Zonagen, Inc....................................................................               85,000           2,953,750
                                                                                                            -------------
                                                                                                               32,278,095
                                                                                                            -------------

aTherapeutics 6.0%
Chiron Corp. ...................................................................              125,000         $ 2,421,875
Neurogen Corp. .................................................................              107,500           1,988,750
                                                                                                            -------------
                                                                                                                4,410,625
                                                                                                            -------------
Total Long Term Investments (Cost $60,702,665) .................................                               62,998,977
                                                                                                            -------------
                                                                                            PRINCIPAL
                                                                                             AMOUNT
                                                                                          ------------
eRepurchase Agreement 8.9%
Joint Repurchase Agreement, 5.487%, 5/01/98,
 (Maturity Value $6,574,607) (Cost $6,573,605) .................................           $6,573,605           6,573,605
 BancAmerica Robertson Stephens (Maturity Value $586,192)
 Barclays Capital Group, Inc. (Maturity Value $586,192)
 Bear, Stearns & Co., Inc. (Maturity Value $319,723)
 BT Alex Brown, Inc. (Maturity Value $586,192)
 Chase Securities, Inc. (Maturity Value $392,964)
 Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $586,192)
 Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $586,192)
 Greenwich Capital Markets, Inc. (Maturity Value $586,192)
 Lehman Brothers, Inc. (Maturity Value $586,192)
 Paribas Corp. (Maturity Value $586,192)
 SBC Warburg Dillon Read, Inc. (Maturity Value $586,192)
 UBS Securities, L.L.C. (Maturity Value $586,192)
   Collateralized by U.S. Treasury Bills and Notes
Total Investments (Cost $67,276,270) 94.6% .....................................                               69,572,582
Securities Sold Short (8.9%) ...................................................                               (6,519,963)
Other Assets, less Liabilities 14.3% ...........................................                               10,493,538
                                                                                                            -------------
Net Assets 100.0% ..............................................................                              $73,546,157
                                                                                                            =============
a,gSecurities Sold Short

  ISSUER                                                                                       SHARES               VALUE
Biogen, Inc.....................................................................               30,000         $ 1,331,250
Biora AB, Sponsored ADR (Sweden)................................................               14,700             461,213
Elan Corp., Plc., Sponsored ADR (Ireland).......................................               25,000           1,553,125
ICOS Corp. .....................................................................               25,000             368,750
Protein Design Labs, Inc........................................................               32,500           1,040,000
SangStat Medical Corp. .........................................................               20,000             676,250
Transkaryotic Therapies, Inc....................................................               35,000           1,089,375
                                                                                                            -------------

Total (Proceeds $6,874,305) ....................................................                              $ 6,519,963
                                                                                                            =============

aNon-income producing.
eSee Note 1(c) regarding joint repurchase agreement.
gSee Note 1(e) regarding securities sold short.

FRANKLIN STRATEGIC SERIES
Financial Highlights


Franklin Blue Chip Fund
                                                                                                Class I
                                                                                       ----------------------
                                                                                         Year Ended April 30,
                                                                                       ----------------------
                                                                                           1998      19975
                                                                                       ----------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................................       $10.85  $10.00
                                                                                       ----------------------
Income from investment operations:
 Net investment income ..............................................................          .09     .09
 Net realized and unrealized gains ..................................................         1.67     .82
                                                                                       ----------------------
Total from investment operations ....................................................         1.76     .91
                                                                                       ----------------------
Less distributions from:
 Net investment income ..............................................................         (.06)   (.06)
 Net realized gains .................................................................         (.09)  --
                                                                                       ----------------------
Total distributions .................................................................         (.15)   (.06)
                                                                                       ----------------------
Net asset value, end of year ........................................................       $12.46  $10.85
                                                                                       ======================
Total return* .......................................................................        16.41%   9.14%

Ratios/supplemental data
Net assets, end of year (000's) .....................................................      $16,836   $5,600
Ratios to average net assets:
 Expenses ...........................................................................         1.25%   1.25%***
 Expenses excluding waiver and payments by affiliate ................................         1.95%   2.22%***
 Net investment income ..............................................................         1.04%   1.07%***
Portfolio turnover rate .............................................................        57.67%  11.14%
Average commission rate paid** ......................................................       $.0367  $.0525

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
5For the period June 3, 1996 (effective date) to April 30, 1997.

FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998


 Franklin Blue Chip Fund                                                             COUNTRY         SHARES          VALUE
 Common Stocks 93.5%
 Consumer Durables 4.4%
 General Electric Co. .......................................................     United States      3,800        $ 323,475
 Sony Corp. .................................................................         Japan          2,900          241,648
 Toyota Motor Corp. .........................................................         Japan          7,000          182,775
                                                                                                               ------------
                                                                                                                    747,898
                                                                                                               ------------
 Consumer Staples 17.8%
 Bestfoods ..................................................................     United States      3,400          186,575
 Campbell Soup Co. ..........................................................     United States      3,700          189,856
 Gillette Co. ...............................................................     United States      2,200          253,963
 Kao Corp. ..................................................................         Japan         12,000          176,644
 L'OREAL ....................................................................        France            365          174,077
 Nestle, SA, Registered Shares ..............................................      Switzerland         185          358,924
 Nike, Inc., Class B ........................................................     United States      4,300          205,325
 Panamerican Beverages, Inc., A Shares ......................................        Mexico          4,800          191,400
 PepsiCo, Inc. ..............................................................     United States      4,000          158,750
 Philip Morris Cos., Inc. ...................................................     United States      6,500          242,531
 Procter & Gamble Co. .......................................................     United States      2,200          180,813
 The Coca-Cola Co. ..........................................................     United States      4,000          303,500
 Unilever, NV, New York Shares ..............................................      Netherlands       2,600          194,025
 Wm. Wrigley Jr. Co. ........................................................     United States      2,000          178,000
                                                                                                               ------------
                                                                                                                  2,994,383
                                                                                                               ------------
 Energy 9.2%
 British Petroleum Co., Plc., Sponsored ADR .................................    United Kingdom      2,619          247,495
 Exxon Corp. ................................................................     United States      4,600          335,513
 Royal Dutch Petroleum Co., New York Shares .................................      Netherlands       5,800          328,063
 Schlumberger, Ltd. .........................................................     United States      3,600          298,350
 Total, SA, Sponsored ADR ...................................................        France          3,300          193,875
 YPF, SA, Sponsored ADR .....................................................       Argentina        4,300          149,963
                                                                                                               ------------
                                                                                                                  1,553,259
                                                                                                               ------------
 Financial Services 11.8%
 American International Group, Inc. .........................................     United States      2,575          338,773
 Charles Schwab Corp. .......................................................     United States      4,300          150,500
 Citicorp ...................................................................     United States      1,400          210,700
 Federal National Mortgage Association ......................................     United States      4,700          281,413
 HSBC Holding, Plc. .........................................................    United Kingdom     10,033          316,881
 J.P. Morgan & Co., Inc. ....................................................     United States      1,000          131,250
 Merrill Lynch & Co., Inc. ..................................................     United States      2,300          201,825
 Tokio Marine & Fire Insurance Co., Sponsored ADR ...........................         Japan          3,100          170,887
 Wells Fargo & Co. ..........................................................     United States        500          184,250
                                                                                                               ------------
                                                                                                                  1,986,479
                                                                                                               ------------
 Healthcare 11.9%
 Abbott Laboratories ........................................................     United States      2,500          182,813
 Baxter International, Inc. .................................................     United States      3,500          194,031
 Eli Lilly & Co. ............................................................     United States      4,400          306,075
 Johnson & Johnson ..........................................................     United States      3,400          242,675
 Healthcare (cont.)
 Medtronic, Inc. ............................................................     United States      3,600        $ 189,450
 Merck & Co., Inc. ..........................................................     United States      2,100          253,050
 Novartis, AG ...............................................................      Switzerland         180          297,620
 Roche Holding, AG ..........................................................      Switzerland          21          212,884
 Smithkline Beecham, Plc. ...................................................    United Kingdom     11,169          133,242
                                                                                                               ------------
                                                                                                                  2,011,840
                                                                                                               ------------
 Industrial Cyclicals 9.4%
 ABB AB, B Shares ...........................................................        Sweden          9,900          153,512
 Avery Dennison Corp. .......................................................     United States      4,600          240,924
 De Beers Consolidated Mines, AG, ADR .......................................     South Africa       8,000          206,000
 Minnesota Mining and Manufacturing Co. .....................................     United States      2,800          264,250
 Monsanto Co. ...............................................................     United States      2,400          126,900
 Praxair, Inc. ..............................................................     United States      3,500          176,094
 Rio Tinto, Plc., Sponsored ADR .............................................    United Kingdom      4,000          233,000
 Sigma-Aldrich Corp. ........................................................     United States      4,500          179,437
                                                                                                               ------------
                                                                                                                  1,580,117
                                                                                                               ------------
 Retail .8%
 Wal-Mart Stores, Inc. ......................................................     United States      2,600          131,463
                                                                                                               ------------
 Services 10.3%
 Brambles Industries, Ltd. ..................................................       Australia       10,700          220,524
 aCendant Corp. .............................................................     United States      5,922          148,050
 Disney (Walt) Co. ..........................................................     United States      1,600          198,900
 First Data Corp. ...........................................................     United States      6,700          226,963
 Hutchison Whampoa, Ltd. ....................................................       Hong Kong       23,000          142,228
 McDonald's Corp. ...........................................................     United States      2,800          173,250
 SAP, AG ....................................................................        Germany           500          236,277
 Secom ......................................................................         Japan          3,000          177,098
 Xerox Corp. ................................................................     United States      1,800          204,300
                                                                                                               ------------
                                                                                                                  1,727,590
                                                                                                               ------------
 Technology 11.9%
 aApplied Materials, Inc. ...................................................     United States      3,200          115,600
 aCisco Systems, Inc. .......................................................     United States      2,650          194,113
 Compaq Computer Corp. ......................................................     United States      4,500          126,281
 Ericsson (L.M.) Telecommunications, Sponsored ADR ..........................        Sweden          3,800          195,463
 Hewlett-Packard Co. ........................................................     United States      4,500          338,906
 Intel Corp. ................................................................     United States      3,900          315,169
 Lucent Technologies, Inc. ..................................................     United States        722           54,962
 aMicrosoft Corp. ...........................................................     United States      1,200          108,150
 Molex, Inc. ................................................................     United States      8,000          229,000
 Motorola, Inc. .............................................................     United States      3,700          205,813
 aOracle Corp. ..............................................................     United States      4,500          116,437
                                                                                                               ------------
                                                                                                                  1,999,894
                                                                                                               ------------

 Utilities and Telecommunications 6.0%
 aAirTouch Communications, Inc. .............................................     United States      1,800         $ 95,625
 Bellsouth Corp. ............................................................     United States      2,300          147,631
 Enron Corp. ................................................................     United States      3,600          177,075
 SK Telecom Co., Ltd., ADR ..................................................      South Korea         204            1,520
 Telecomunicacoes Brasileiras, SA, Sponsored ADR ............................        Brazil          1,100          133,994
 Telefonica de Espana, Sponsored ADR ........................................         Spain          1,091          136,307
 aThe AES Corp. .............................................................     United States      2,900          160,044
 VEBA, AG ...................................................................        Germany         2,400          158,216
                                                                                                               ------------
                                                                                                                  1,010,412
                                                                                                               ------------
 Total Long Term Investments (Cost $13,431,295) .............................                                    15,743,335
                                                                                                               ------------
                                                                                                 PRINCIPAL
                                                                                                  AMOUNT
                                                                                                 --------
 eRepurchase Agreement 5.9%
 Joint Repurchase Agreement, 5.487%, 5/01/98,
 (Maturity Value $990,407) (Cost $990,256) ..................................     United States   $990,256          990,256
  BancAmerica Robertson Stephens (Maturity Value $88,305)
  Barclays Capital Group, Inc. (Maturity Value $88,305)
  Bear, Stearns & Co., Inc. (Maturity Value $48,160)
  BT Alex Brown, Inc. (Maturity Value $88,305)
  Chase Securities, Inc. (Maturity Value $59,197)
  Donaldson, Lufkin, & Jenrette Securities Corp. (Maturity Value $88,305)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $88,305)
  Greenwich Capital Markets, Inc. (Maturity Value $88,305)
  Lehman Brothers, Inc. (Maturity Value $88,305)
  Paribas Corp. (Maturity Value $88,305)
  SBC Warburg Dillon Read, Inc. (Maturity Value $88,305)
  UBS Securities, L.L.C. (Maturity Value $88,305)
    Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $14,421,551) 99.4% .................................                                    16,733,591
 Other Assets, less Liabilities .6% .........................................                                       102,529
                                                                                                               ------------
 Net Assets 100.0% ..........................................................                                   $16,836,120
                                                                                                               ============

aNon-income producing
eSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin California Growth Fund
                                                                                  Class I
                                                            ------------------------------------------------
                                                                           Year Ended April 30,
                                                            ------------------------------------------------
                                                            1998      1997       1996      1995      1994
                                                            ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $19.35    $18.26     $14.03    $12.05    $10.21
                                                            ------------------------------------------------
Income from investment operations:
 Net investment income ................................         .14       .13        .20       .16       .14
 Net realized and unrealized gains ....................        6.48      1.51       6.03      3.04      2.43
                                                            ------------------------------------------------
Total from investment operations ......................        6.62      1.64       6.23      3.20      2.57
                                                            ------------------------------------------------
Less distributions from:
 Net investment income ................................        (.14)     (.12)      (.23)     (.12)     (.15)
 Net realized gains ...................................        (.86)     (.43)     (1.77)    (1.10)     (.58)
                                                            ------------------------------------------------
Total distributions ...................................       (1.00)     (.55)     (2.00)    (1.22)     (.73)
                                                            ------------------------------------------------
Net asset value, end of year ..........................      $24.97    $19.35     $18.26    $14.03    $12.05
                                                            ================================================
Total return* .........................................       34.98%     8.94%     47.42%    29.09%    25.55%

Ratios/supplemental data
Net assets, end of year (000's) .......................     $721,254   $282,898   $81,175   $13,844    $4,646
Ratios to average net assets:
 Expenses .............................................         .99%     1.08%       .71%      .25%      .09%
 Expenses excluding waiver and payments by affiliate ..         .99%     1.08%      1.09%     1.27%     1.89%
 Net investment income ................................         .67%      .84%      1.42%     1.63%     1.16%
Portfolio turnover rate ...............................       48.52%    44.81%     61.82%    79.52%   135.12%
Average commission rate paid** ........................        $.0530    $.0544     $.0536      --        --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.



                                                                                              Class II
                                                                                       ---------------------
                                                                                        Year Ended April 30,
                                                                                       ---------------------
                                                                                           1998    19977
                                                                                       ---------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................................       $19.27  $18.05
                                                                                       ---------------------
Income from investment operations:
 Net investment income ..............................................................        --        .05
 Net realized and unrealized gains ..................................................         6.43    1.65
                                                                                       ---------------------
Total from investment operations ....................................................         6.43    1.70
                                                                                       ---------------------
Less distributions from:
 Net investment income ..............................................................         (.03)   (.05)
 Net realized gains .................................................................         (.86)   (.43)
                                                                                       ---------------------
Total distributions .................................................................         (.89)   (.48)
                                                                                       ---------------------
Net asset value, end of year ........................................................       $24.81  $19.27
                                                                                       =====================
Total return* .......................................................................        34.02%   9.32%

Ratios/supplemental data
Net assets, end of year (000's) .....................................................     $122,701  $24,556
Ratios to average net assets:
 Expenses ...........................................................................         1.74%   1.86%***
 Net investment income (loss) .......................................................         (.10%)   .05%***
Portfolio turnover rate .............................................................        48.52%  44.81%
Average commission rate paid** ......................................................         $.0530  $.0544

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
7For the period September 3, 1996 (effective date) to April 30, 1997.

FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998


  Franklin California Growth Fund                                                              SHARES               VALUE
     Common Stocks 90.1%
  a  Commercial Services 2.3%
  f  RemedyTemp, Inc., Class A..................................................              350,000        $ 11,112,500
     Robert Half International, Inc.............................................              160,000           8,660,000
                                                                                                           --------------
                                                                                                               19,772,500
                                                                                                           --------------
     Consumer Durables 2.2%
     K2, Inc....................................................................              250,000           5,671,875
     Mattel, Inc................................................................              300,000          11,493,750
  a  Signature Eyewear, Inc.....................................................              150,000           1,275,000
                                                                                                           --------------
                                                                                                               18,440,625
                                                                                                           --------------
     Consumer Non-Durables 1.0%
     Clorox Co. ................................................................              100,000           8,387,500
                                                                                                           --------------
     Consumer Services 2.1%
     Disney (Walt) Co. .........................................................               30,000           3,729,375
     Hilton Hotels Corp. .......................................................               75,000           2,395,313
     The McClatchy Co., Class A.................................................              175,000           5,239,062
     United Television, Inc.....................................................               60,000           6,630,000
                                                                                                           --------------
                                                                                                               17,993,750
                                                                                                           --------------
     Electronic Technology 21.7%
  a  3COM Corp. ................................................................              275,000           9,418,750
  a  Adaptec, Inc...............................................................              250,000           5,921,875
  a  Applied Materials, Inc.....................................................               75,000           2,709,375
  a  Applied Micro Circuits Corp. ..............................................              253,700           7,008,463
  a  Broadcom Corp., Class A....................................................                3,200             153,600
  a  Cisco Systems, Inc.........................................................              225,000          16,481,250
  a  Coherent, Inc..............................................................              400,000           9,500,000
     Computer Sciences Corp. ...................................................              250,000          13,187,500
  a  Cypress Semiconductor Corp. ...............................................              500,000           5,000,000
  a  Electroglas, Inc...........................................................              175,000           2,953,125
     First Virtual Corp. .......................................................              108,000           1,701,000
  a  Flextronics International, Ltd.............................................              100,000           4,750,000
     Hewlett-Packard Co. .......................................................              125,000           9,414,063
  a  Integrated Process Equipment Corp. ........................................              125,000           2,273,438
  a  Integrated Sensor Solutions, Inc...........................................              250,000           2,187,500
     Intel Corp. ...............................................................              100,000           8,081,250
  a  KLA-Tencor Corp. ..........................................................              125,000           5,039,063
  a  Komag, Inc.................................................................              500,000           7,750,000
     Linear Technology Corp. ...................................................               55,000           4,427,500
  a  Read-Rite Corp. ...........................................................              300,000           4,143,750
     Rockwell International Corp. ..............................................              100,000           5,593,750
  a  Sanmina Corp. .............................................................               55,000           4,950,000
  a  Seagate Technology, Inc....................................................              375,000          10,007,813
  a  Solectron Corp. ...........................................................               85,000           3,766,563
  a  Spectra-Physics Lasers, Inc................................................              176,500           3,154,938
  a  SpeedFam International, Inc................................................              100,000           2,900,000
  a  Sun Microsystems, Inc......................................................              200,000           8,237,500
     Electronic Technology (cont.)
  a  Uniphase Corp. ............................................................              125,000         $ 6,781,250
  a  Western Digital Corp. .....................................................              200,000           3,950,000
  a  Xilinx, Inc................................................................              250,000          11,437,500
                                                                                                           --------------
                                                                                                              182,880,816
                                                                                                           --------------
     Energy Minerals 5.7%
     Atlantic Richfield Co. (ARCO) .............................................              175,000          13,650,000
  a  Benton Oil & Gas Co. ......................................................              200,000           2,437,500
     Chevron Corp. .............................................................              150,000          12,403,125
  a  Nuevo Energy Co. ..........................................................               50,000           1,781,250
     Ultramar Diamond Shamrock Corp. ...........................................              275,000           8,885,938
     Unocal Corp. ..............................................................              225,000           9,210,938
                                                                                                           --------------
                                                                                                               48,368,751
                                                                                                           --------------
     Finance 8.4%
  a  BA Merchant Services, Inc., Class A........................................              400,000           6,000,000
     BankAmerica Corp. .........................................................              150,000          12,750,000
     Charles Schwab Corp. ......................................................              100,000           3,500,000
     Countrywide Credit Industries, Inc.........................................              225,000          10,884,375
  a  Freedom Securities Corp. ..................................................               95,900           2,127,781
     Providian Financial Corp. .................................................              175,000          10,532,813
  a  Silicon Valley Bancshares .................................................              148,700           9,702,675
     United Panam Financial Corp. ..............................................               99,800           1,322,350
     Washington Mutual, Inc.....................................................              100,000           7,006,250
     Zenith National Insurance Corp. ...........................................              250,000           7,031,250
                                                                                                           --------------
                                                                                                               70,857,494
                                                                                                           --------------
     Health Services 2.4%
  a  Access Health, Inc.........................................................              100,000           3,375,000
  a,fCohr, Inc. ................................................................              425,000           3,320,313
     McKesson Corp. ............................................................               50,000           3,534,375
  a  Total Renal Care Holdings, Inc.............................................              300,000           9,937,500
                                                                                                           --------------
                                                                                                               20,167,188
                                                                                                           --------------
     Health Technology 5.2%
  a  Chiron Corp. ..............................................................              400,000           7,750,000
  a  Dura Pharmaceuticals, Inc..................................................              250,000           6,625,000
  a  Inhale Therapeutic Systems ................................................              300,000           8,400,000
     Mentor Corp. ..............................................................              225,000           6,117,188
  a  Molecular Devices Corp. ...................................................              180,000           3,037,500
  a  Nanogen, Inc...............................................................              185,000           1,780,625
  a  Penederm, Inc..............................................................              266,800           3,001,500
  a  The Cooper Companies, Inc..................................................              173,900           6,684,281
                                                                                                           --------------
                                                                                                               43,396,094
                                                                                                           --------------
     Industrial Services 4.0%
  a  Catalytica, Inc............................................................              273,400           3,964,300
  a  Emcon .....................................................................              275,400           1,377,000
     Industrial Services (cont.)
     Granite Construction, Inc..................................................              220,000         $ 6,503,750
  a  UNOVA, Inc.................................................................               65,000           1,511,250
  a  Varco International, Inc...................................................              500,000          15,375,000
  a  Western Atlas, Inc.........................................................               65,000           5,135,000
                                                                                                           --------------
                                                                                                               33,866,300
                                                                                                           --------------
     Non-Energy Minerals .8%
     Reliance Steel & Aluminum Co. .............................................              164,000           6,621,500
                                                                                                           --------------
     Process Industries 1.4%
     Avery Dennison Corp. ......................................................              225,000          11,784,375
                                                                                                           --------------
     Producer Manufacturing 1.4%
  a  International Manufacturing Services, Inc..................................              100,000             993,750
  a  Simpson Manufacturing Co., Inc.............................................               75,000           3,121,875
     Superior Industries International, Inc.....................................              225,000           7,228,125
  a  US Filter Corp. ...........................................................               25,000             815,625
                                                                                                           --------------
                                                                                                               12,159,375
                                                                                                           --------------
     Real Estate 6.9%
     Alexandria Real Estate Equities, Inc.......................................              150,000           4,940,625
     AMB Property Corp. ........................................................              250,000           5,750,000
     Arden Realty, Inc..........................................................              450,000          12,628,125
     Burnham Pacific Properties, Inc............................................              575,000           8,121,875
  a  Catellus Development Corp. ................................................              325,000           5,789,062
     Innkeepers USA Trust ......................................................              450,000           6,806,250
     Irvine Apartment Communities, Inc..........................................              150,000           4,584,375
  c  Pacific Retail Trust ......................................................              359,922           4,678,986
     Spieker Properties, Inc....................................................              125,000           4,953,125
                                                                                                           --------------
                                                                                                               58,252,423
                                                                                                           --------------
  a  Retail Trade 5.2%
     Cost Plus, Inc.............................................................              218,000           7,057,750
     Costco Co., Inc............................................................              150,000           8,381,250
     Federated Department Stores, Inc...........................................              100,000           4,918,750
     Foodmaker, Inc.............................................................              100,000           1,900,000
     Guitar Center, Inc.........................................................               15,000             427,500
     Safeway, Inc...............................................................              300,000          11,475,000
     Viking Office Products, Inc................................................              400,000           9,675,000
                                                                                                           --------------
                                                                                                               43,835,250
                                                                                                           --------------
     Technology Services 14.1%
  a  Activision, Inc............................................................              390,000           4,241,250
     Autodesk, Inc..............................................................              200,000           9,400,000
  b  Brio Technology, Inc.......................................................                4,700              51,700
  a  BroadVision, Inc...........................................................               76,900           1,422,650
  a  Clarify, Inc...............................................................              330,000           4,537,500
  a  Documentum, Inc............................................................               75,000           4,040,625
  a  E*TRADE Group, Inc.........................................................              150,000           3,740,625
     Technology Services (cont.)
  a  Electronic Arts, Inc.......................................................              225,000        $ 10,406,250
  a  HNC Software, Inc..........................................................              290,000          11,310,000
  a  i2 Technologies, Inc.......................................................               75,000           5,006,250
  a  Integrated Systems, Inc....................................................              250,000           4,718,750
  a  Mercury Interactive Corp. .................................................              100,000           4,050,000
  a  MetaCreations Corp. .......................................................              425,000           4,462,500
  a  Oracle Corp. ..............................................................              100,000           2,587,500
  a  Parametric Technology Corp. ...............................................              100,000           3,196,880
  a  PeopleSoft, Inc............................................................               50,000           2,325,000
  a  Remedy Corp. ..............................................................              150,000           3,309,375
  a  Synopsys, Inc..............................................................              325,000          13,975,000
  a  Vantive Corp. .............................................................              330,000          10,560,000
  a  VERITAS Software Corp. ....................................................               89,700           4,911,075
  a  Wind River Systems, Inc....................................................              300,000          10,387,500
                                                                                                           --------------
                                                                                                              118,640,430
                                                                                                           --------------
     Transportation 1.8%
     Air Express International Corp. ...........................................              300,000           7,875,000
     Expeditors International of Washington, Inc................................              170,000           7,225,000
                                                                                                           --------------
                                                                                                               15,100,000
                                                                                                           --------------
     Utilities 3.5%
  a  AirTouch Communications, Inc...............................................              200,000          10,625,000
     California Water Service Group ............................................              180,000           4,826,250
     Enova Corp. ...............................................................              400,000          10,700,000
     Southern California Water Co. .............................................              140,000           3,255,000
                                                                                                           --------------
                                                                                                               29,406,250
                                                                                                           --------------
     Total Common Stocks (Cost $646,581,313) ...................................                              759,930,621
                                                                                                           --------------
     Convertible Preferred Stocks .7%
     Glenborough Realty Trust, Inc., cvt., pfd., 7.75%, Series A (Cost $6,000,000)            240,000           6,120,000
                                                                                                           --------------


                                                                                            PRINCIPAL
                                                                                              AMOUNT
                                                                                          ------------
     Convertible Bonds 1.7%
     Activision, Inc., cvt. sub. notes, 144A, 6.75%,1/1/05 .....................          $ 3,000,000           2,595,000
     Heartport, Inc., cvt. deb., 144A, 7.25%, 5/01/04 ..........................            3,500,000           2,646,870
     Hexcel Corp., cvt. sub. notes, 7.00%, 8/01/03 .............................            2,000,000           3,752,500
     US Filter Corp., cvt. sub. notes, 4.50%, 12/15/01 .........................            5,000,000           5,250,000
                                                                                                           --------------
     Total Convertible Bonds (Cost $13,912,286) ................................                               14,244,370
                                                                                                           --------------
     Total Long Term Investments (Cost $666,493,599)                                                          780,294,991
                                                                                                           --------------

  e  Repurchase Agreement 7.8%
     Joint Repurchase Agreement, 5.487%, 5/01/98,
     (Maturity Value $66,067,133) (Cost $66,057,064) ...........................          $66,057,064        $ 66,057,064
      BancAmerica Robertson Stephens (Maturity Value $5,890,546)
      Barclays Capital Group, Inc. (Maturity Value $5,890,546)
      Bear, Stearns & Co., Inc. (Maturity Value $3,212,845)
      BT Alex Brown, Inc. (Maturity Value $5,890,546)
      Chase Securities, Inc. (Maturity Value $3,948,833)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $5,890,546)
      Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $5,890,546)
      Greenwich Capital Markets, Inc. (Maturity Value $5,890,545)
      Lehman Brothers, Inc. (Maturity Value $5,890,545)
      Paribas Corp. (Maturity Value $5,890,545)
      SBC Warburg Dillon Read, Inc. (Maturity Value $5,890,545)
      UBS Securities, L.L.C. (Maturity Value $5,890,545)
        Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $732,550,663) 100.3% ..............................                              846,352,055
     Other Assets, less Liabilities (.3%) ......................................                               (2,396,971)
                                                                                                           --------------
     Net Assets 100.0% .........................................................                             $843,955,084
                                                                                                           ==============

aNon-income producing.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
cSee Note 8 regarding restricted securities.
eSee Note 1 (c) regarding joint repurchase agreement.
fSee Note 9 regarding holdings of 5% voting securities.

FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Global Health Care Fund
                                                                               Class I
                                                            ------------------------------------------------
                                                                          Year Ended April 30,
                                                            ------------------------------------------------
                                                            1998      1997       1996      1995      1994
                                                            ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $16.11    $19.34     $11.45    $10.43    $ 8.88
                                                            ------------------------------------------------
Income from investment operations:
 Net investment income (loss) .........................        (.14)     (.06)       .11       .08       .07
 Net realized and unrealized gains (losses) ...........        4.58     (2.75)      8.96      1.56      1.86
                                                            ------------------------------------------------
Total from investment operations ......................        4.44     (2.81)      9.07      1.64      1.93
                                                            ------------------------------------------------
Less distributions from:
 Net investment income ................................        (.09)     (.04)      (.13)     (.06)     (.08)
 Net realized gains ...................................       (1.18)     (.38)     (1.05)     (.56)     (.30)
                                                            ------------------------------------------------
Total distributions ...................................       (1.27)     (.42)     (1.18)     (.62)     (.38)
                                                            ------------------------------------------------
Net asset value, end of year ..........................      $19.28    $16.11     $19.34    $11.45    $10.43
                                                            ================================================
Total return* .........................................       28.22%   (14.71%)    82.78%    16.33%    21.93%

Ratios/supplemental data
Net assets, end of year (000's) .......................     $176,545  $150,653   $108,914   $12,906    $5,795
Ratios to average net assets:
 Expenses .............................................        1.15%     1.14%       .73%      .25%      .10%
 Expenses excluding waiver and payments by affiliate ..        1.15%     1.14%      1.16%     1.37%     1.74%
 Net investment income (loss) .........................        (.67%)    (.39%)      .50%      .80%      .68%
Portfolio turnover rate ...............................       66.84%    73.17%     54.78%    93.79%   110.82%
Average commission rate paid** ........................      $.0358    $.0368     $.0709        --        --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.



                                                                                              CLASS II
                                                                                     ------------------------
                                                                                        YEAR ENDED APRIL 30,
                                                                                     ------------------------
                                                                                           1998   19977
                                                                                     ------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................................       $16.07  $17.37
                                                                                     ------------------------
Income from investment operations:
 Net investment loss ................................................................         (.20)   (.07)
 Net realized and unrealized gains (losses) .........................................         4.48    (.85)
                                                                                     ------------------------
Total from investment operations ....................................................         4.28    (.92)
                                                                                     ------------------------
Less distributions from:
 Net realized gains .................................................................        (1.18)   (.38)
                                                                                     ------------------------
Net asset value, end of year ........................................................       $19.17  $16.07
                                                                                     ========================
Total return* .......................................................................        27.22%  (5.47%)

Ratios/supplemental data
Net assets, end of year (000's) .....................................................       $25,321 $10,099
Ratios to average net assets:
 Expenses ...........................................................................         1.90%   1.92%***
 Net investment loss ................................................................        (1.44%) (1.29%)***
Portfolio turnover rate .............................................................        66.84%  73.17%
Average commission rate paid** ......................................................    $.0358  $.0368

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
7For the period September 3, 1996 (effective date) to April 30, 1997.



FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998


 Franklin Global Health Care Fund                                                  COUNTRY        SHARES              VALUE
 Common Stocks 93.9%
aAlternate Site Providers 11.8%
 National Surgery Centers, Inc. .............................................     United States   200,000       $ 5,675,000
 Renal Care Group, Inc. .....................................................     United States    237,500        9,084,375
 Total Renal Care Holdings, Inc. ............................................     United States    275,000        9,109,375
                                                                                                              -------------
                                                                                                                 23,868,750
                                                                                                              -------------
 aBiotechnology 13.0%
 DepoTech Corp. .............................................................     United States    350,000        1,607,830
 Ligand Pharmaceuticals, Class B ............................................     United States    325,000        4,712,500
 Neurogen Corp. .............................................................     United States    124,600        2,305,100
 Serologicals Corp. .........................................................     United States    414,100       12,423,000
 Vertex Pharmaceuticals, Inc. ...............................................     United States    170,000        5,291,250
                                                                                                              -------------
                                                                                                                 26,339,680
                                                                                                              -------------
 aHospitals 2.3%
 Tenet Healthcare Corp. .....................................................     United States    125,000        4,679,688
                                                                                                              -------------
 Managed Care and HMOs 3.5%
 United Healthcare Corp. ....................................................     United States    100,000        7,025,000
                                                                                                              -------------
 Medical Technology and Supplies 20.2%
 aBoston Scientific Corp. ...................................................     United States    100,000        7,231,250
 Cochlear, Ltd. .............................................................       Australia      225,000          990,227
 aESC Medical Systems, Ltd. .................................................        Israel        485,000       15,762,500
 Mentor Corp. ...............................................................     United States    120,000        3,262,500
 aMolecular Devices Corp. ...................................................     United States    270,000        4,556,250
 aOrthoLogic Corp. ..........................................................     United States    500,000        3,000,000
 aSomnus Medical Technologies, Inc. .........................................     United States    290,000        3,480,000
 aTechnical Chemicals and Products, Inc. ....................................     United States    250,000        2,468,750
                                                                                                              -------------
                                                                                                                 40,751,477
                                                                                                              -------------
 aNursing Homes 3.3%
 Assisted Living Concepts, Inc. .............................................     United States    200,000        3,675,000
 Centennial Healthcare Corp. ................................................     United States    125,000        2,968,750
                                                                                                              -------------
                                                                                                                  6,643,750
                                                                                                              -------------
 aMiscellaneous 5.0%
 fCohr, Inc. ................................................................     United States    405,500        3,167,969
 Healthcare Recoveries, Inc. ................................................     United States    210,000        5,013,750
 Pharmaceutical Product Development, Inc. ...................................     United States     75,000        1,879,688
                                                                                                              -------------
                                                                                                                 10,061,407
                                                                                                              -------------
 Pharmaceuticals 3.2%
 Novartis, AG ...............................................................      Switzerland       3,900        6,448,430
                                                                                                              -------------
 aPhysician Practice Management 5.0%
 Advanced Health Corp. ......................................................     United States    340,000        4,845,000
 Pediatrix Medical Group, Inc. ..............................................     United States    125,000        5,273,438
                                                                                                              -------------
                                                                                                                 10,118,438
                                                                                                              -------------

 Software and Information Systems 4.6%
 aAccess Health, Inc. .......................................................     United States    100,000      $ 3,375,000
 HBO & Co. ..................................................................     United States     75,000        4,485,938
 aTransitions Systems, Inc. .................................................     United States     67,900        1,527,750
                                                                                                              -------------
                                                                                                                  9,388,688
                                                                                                              -------------
 aSpecialty Pharmaceuticals 21.3%
 Algos Pharmaceutical Corp. .................................................     United States    250,000        8,218,750
 Anesta Corp. ...............................................................     United States     75,000        1,293,750
  fCIMA Labs, Inc. ..........................................................     United States    625,000        2,578,122
 Dura Pharmaceuticals, Inc. .................................................     United States    150,000        3,975,000
 Ethical Holdings, Plc., ADR ................................................    United Kingdom    100,000          187,500
 Heska Corp. ................................................................     United States    125,000        1,625,000
 Inhale Therapeutic Systems .................................................     United States    251,400        7,039,200
 Matrix Pharmaceutical, Inc. ................................................     United States    156,200          702,900
 Noven Pharmaceutical, Inc. .................................................     United States    113,800          739,700
  fPenederm, Inc. ...........................................................     United States    525,000        5,906,250
 Shire Pharmaceuticals Group, Plc., ADR .....................................     United States     76,300        1,716,750
 Zonagen, Inc. ..............................................................     United States    260,000        9,035,000
                                                                                                              -------------
                                                                                                                 43,017,922
                                                                                                              -------------
 aWholesalers/Distributors .7%
 Grupo Casa Autrey, SA de CV, ADR ...........................................        Mexico        100,000        1,325,000
                                                                                                              -------------
 Total Long Term Investments (Cost $166,158,408) ............................                                   189,668,230
                                                                                                              -------------
                                                                                                 PRINCIPAL
                                                                                                   AMOUNT
                                                                                               ------------
 eRepurchase Agreement 3.2%
 Joint Repurchase Agreement, 5.487%, 5/01/98 (Maturity Value $6,443,258)
  (Cost $6,442,276) .........................................................     United States $6,442,276        6,442,276
   BancAmerica Robertson Stephens (Maturity Value $574,481)
   Barclays Capital Group, Inc. (Maturity Value $574,481)
   Bear, Stearns & Co., Inc. (Maturity Value $313,335)
   BT Alex Brown, Inc. (Maturity Value $574,481)
   Chase Securities, Inc. (Maturity Value $385,113)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $574,481)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $574,481)
   Greenwich Capital Markets, Inc. (Maturity Value $574,481)
   Lehman Brothers, Inc. (Maturity Value $574,481)
   Paribas Corp. (Maturity Value $574,481)
   SBC Warburg Dillon Read, Inc. (Maturity Value $574,481)
   UBS Securities, L.L.C. (Maturity Value $574,481)
    Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $172,600,684) 97.1% ................................                                   196,110,506
 Other Assets, less Liabilities 2.9% ........................................                                     5,755,129
                                                                                                              -------------
 Net Assets 100.0% ..........................................................                                  $201,865,635
                                                                                                              =============

aNon-income producing.
eSee Note 1(c) regarding joint repurchase agreement.
fSee Note 9 regarding holdings of 5% voting securities.



FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Global Utilities Fund
                                                                                 Class I
                                                             -----------------------------------------------
                                                                           Year Ended April 30,
                                                             -----------------------------------------------
                                                              1998      1997       1996      1995      1994
                                                             -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $14.46    $14.28     $12.23    $12.60    $11.36
                                                             -----------------------------------------------
Income from investment operations:
 Net investment income ................................         .33       .42        .37       .42       .30
 Net realized and unrealized gains (losses) ...........        4.69      1.35       2.39      (.07)     1.28
                                                             -----------------------------------------------
Total from investment operations ......................        5.02      1.77       2.76       .35      1.58
                                                             -----------------------------------------------
Less distributions from:
 Net investment income ................................        (.37)     (.38)      (.39)     (.36)     (.30)
 Net realized gains ...................................       (1.75)    (1.21)      (.32)     (.36)     (.04)
                                                             -----------------------------------------------
Total distributions ...................................       (2.12)    (1.59)      (.71)     (.72)     (.34)
                                                             -----------------------------------------------
Net asset value, end of year ..........................      $17.36    $14.46     $14.28    $12.23    $12.60
                                                             ===============================================
Total return* .........................................       37.02%    12.94%     23.27%     3.17%    14.04%

Ratios/supplemental data
Net assets, end of year (000's) .......................    $226,594   $174,023  $167,225  $119,250  $124,188
Ratios to average net assets:
 Expenses .............................................        1.03%     1.00%      1.04%     1.12%      .84%
 Expenses excluding waiver and payments by affiliate ..        1.03%     1.00%      1.04%     1.12%     1.28%
 Net investment income ................................        2.02%     2.82%      2.85%     3.47%     2.95%
Portfolio turnover rate ...............................       45.51%    47.55%     50.51%    16.65%    16.28%
Average commission rate paid** ........................        $.0277    $.0150     $.0313      --        --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.



                                                                                        Class II
                                                                                --------------------------
                                                                                   Year Ended April 30,
                                                                                --------------------------
                                                                                 1998      1997      1996
                                                                                --------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................     $14.37    $14.24    $12.23
                                                                                --------------------------
Income from investment operations:
 Net investment income ....................................................        .24       .32       .37
 Net realized and unrealized gains ........................................       4.66      1.33      2.32
                                                                                --------------------------
Total from investment operations ..........................................       4.90      1.65      2.69
                                                                                --------------------------
Less distributions from:
 Net investment income ....................................................       (.27)     (.31)     (.36)
 Net realized gains .......................................................      (1.75)    (1.21)     (.32)
                                                                                --------------------------
Total distributions .......................................................      (2.02)    (1.52)     (.68)
                                                                                --------------------------
Net asset value, end of year ..............................................     $17.25    $14.37    $14.24
                                                                                ==========================
Total return* .............................................................      36.21%    12.04%    22.63%

Ratios/supplemental data
Net assets, end of year (000's) ...........................................   $16,324    $8,467    $2,727
Ratios to average net assets:
 Expenses .................................................................       1.78%     1.77%     1.81%
 Net investment income ....................................................       1.29%     1.98%     2.10%
Portfolio turnover rate ...................................................      45.51%    47.55%    50.51%
Average commission rate paid** ............................................     $.0277    $.0150    $.0313

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.


FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998

 Franklin Global Utilities Fund                                                    COUNTRY        SHARES              VALUE
 Common Stocks 94.0%
 Electric & Gas Utilities 52.3%
 Beijing Datang Power Generation Co., Ltd. ..................................       Hong Kong      509,000        $ 206,991
 BSES, Ltd., 144A ...........................................................         India         21,400          351,495
 CINergy Corp. ..............................................................     United States     67,000        2,336,625
 Coastal Corp. ..............................................................     United States     34,000        2,428,875
 Companhia Paranaense de Energia-Copel, Sponsored ADR .......................        Brazil         41,700          594,225
 Dominion Resources, Inc. ...................................................     United States     69,700        2,757,506
 Duke Energy Corp. ..........................................................     United States    155,701        9,011,195
 Empresa Nacional de Electricidad, SA, Sponsored ADR ........................         Chile        160,000        2,790,000
 Enron Corp. ................................................................     United States    127,000        6,246,813
 Entergy Corp. ..............................................................     United States     77,000        1,915,375
 Espoon Sahko Oy, 144A ......................................................        Finland       195,000        4,832,003
 EVN Energie-Versorgung Niederoesterreich, AG ...............................        Austria         3,360          496,229
 Florida Progress Corp. .....................................................     United States    105,000        4,265,625
 FPL Group, Inc. ............................................................     United States     39,000        2,420,438
 Hong Kong Electric Holdings, Ltd. ..........................................       Hong Kong      687,500        2,112,381
 aHuaneng Power International, Inc., Sponsored ADR ..........................         China         62,000        1,364,000
 Korea Electric Power Corp. .................................................      South Korea      25,530          347,659
 Light Servicos de Eletricidade, SA .........................................        Brazil      2,750,000        1,105,769
 MCN Corp. ..................................................................     United States     26,700        1,007,925
 MDU Resources Group, Inc. ..................................................     United States     88,800        3,080,250
 MidAmerican Energy Holdings Co. ............................................     United States     43,600          921,050
 National Fuel Gas Co. ......................................................     United States    109,000        5,014,000
 National Power, Plc. .......................................................    United Kingdom     97,500          950,400
 New Century Energies, Inc. .................................................     United States     50,000        2,375,000
 New Jersey Resources Corp. .................................................     United States    125,400        4,733,850
 Northwestern Public Service Co. ............................................     United States    150,000        3,337,500
 aNRG Generating (U.S), Inc. ................................................     United States    260,500        3,940,063
 OGE Energy Corp. ...........................................................     United States     16,700          917,456
 Pacific Enterprises ........................................................     United States    176,000        6,853,000
 Pacific Gas & Electric Co. .................................................     United States    100,000        3,237,500
 Pinnacle West Capital Corp. ................................................     United States     60,000        2,655,000
 PowerGen, Plc. .............................................................    United Kingdom    102,000        1,380,545
 RWE, AG ....................................................................        Germany        70,000        3,580,942
 Scottish Power, Plc. .......................................................    United Kingdom    180,000        1,648,498
 Shandong Huaneng Power Co., Ltd., Sponsored ADR ............................         China         45,600          330,600
 SIG Corp., Inc. ............................................................     United States     61,800        1,826,963
 Sonat, Inc. ................................................................     United States     85,000        3,771,875
 Southern Co. ...............................................................     United States    146,500        3,882,250
 Southern Electric, Plc. ....................................................    United Kingdom     95,446          885,695
 TECO Energy, Inc.  .........................................................     United States    126,900        3,378,713
 Texas Utilities Co. ........................................................     United States     86,400        3,456,000
 TNP Enterprises, Inc. ......................................................     United States    140,000        4,515,000
 Tokyo Electric Power Co. ...................................................         Japan         48,000          920,911
 Tokyo Gas Co., Ltd. ........................................................         Japan        700,000        1,584,046
 Transportadora de Gas del Sur, SA, Sponsored ADR ...........................       Argentina      179,000        2,069,688
 aThe AES Corp. .............................................................     United States    140,000        7,726,250
 Viag, AG ...................................................................        Germany         2,600        1,327,746
 Electric & Gas Utilities (cont.)
 Western Resources, Inc. ....................................................     United States      1,700         $ 66,406
 Wing Shan International, Ltd. ..............................................       Hong Kong      340,000           45,649
                                                                                                               ------------
                                                                                                                127,003,975
                                                                                                               ------------
 aElectronic Technology .1%
 NCR Corp. ..................................................................     United States      4,375          160,508
                                                                                                               ------------
 Telecommunications Services/Equipment 41.6%
 aAirTouch Communications, Inc. .............................................     United States    135,150        7,179,844
 Alcatel Alsthom ............................................................        France          5,000          926,426
 Ameritech Corp. ............................................................     United States     20,000          851,250
 aApplied Micro Circuits Corp. ..............................................     United States     40,700        1,124,338
 aArch Communications Group, Inc. ...........................................     United States    285,000        1,620,938
 aAscend Communications, Inc. ...............................................     United States     13,300          579,381
 Bellsouth Corp. ............................................................     United States     50,000        3,209,375
 aBroadcom Corp., Class A ...................................................     United States      1,000           48,000
 aChina Telecom (Hong Kong), Ltd., Sponsored ADR ............................       Hong Kong      109,900        4,244,888
 aEsat Telecom Group, Plc., ADR .............................................        Ireland        85,000        2,720,000
 aEsprit Telecom Group, Plc., ADR ...........................................    United Kingdom     91,900        1,458,913
 aGlobal TeleSystems Group, Inc. ............................................     United States     95,300        4,479,100
 aGrupo Iusacell, SA, Series D  .............................................        Mexico         44,400           53,835
 aGrupo Iusacell, SA, Series L, Sponsored ADR  ..............................        Mexico         73,000        1,414,375
 Hellenic Telecommunications Organization, SA ...............................        Greece        116,585        3,336,879
 aICG Communications, Inc. ..................................................     United States    240,000        8,400,000
 aIntermedia Communications, Inc. ...........................................     United States     56,900        4,152,812
 aItron, Inc. ...............................................................     United States    104,500        1,600,156
 aLightbridge, Inc. .........................................................     United States    100,000        1,200,000
 aPaging Network, Inc. ......................................................     United States    275,000        3,867,188
 Pakistan Telecommunications Corp., Sponsored GDR ...........................       Pakistan         3,127          220,454
 Philippine Long Distance Telephone Co., Sponsored ADR  .....................      Philippines      10,835          292,555
 Portugal Telecom, SA .......................................................       Portugal       119,900        6,443,118
 aPrimus Telecommunications Group, Inc. .....................................     United States     13,000          310,375
 PT Indosat .................................................................       Indonesia      750,000        1,086,687
 PT Indosat, ADR ............................................................       Indonesia       21,200          299,450
 aRELTEC Corp. ..............................................................     United States    123,000        4,904,625
 aRural Cellular Corp., Class A .............................................     United States     95,700        1,698,675
 SBC Communications, Inc. ...................................................     United States    115,800        4,798,463
 Tele Danmark, A/S, Class B .................................................        Denmark         7,830          657,921
 Tele Danmark, A/S, Sponsored ADR  ..........................................        Denmark       133,540        5,608,680
 Telecom Corp. of New Zealand, Ltd., ADR ....................................      New Zealand      91,400        1,965,100
 Telecom Italia, SpA ........................................................         Italy      1,004,767        5,295,589
 Telecomunicacoes Brasileiras, SA, Sponsored ADR ............................        Brazil         16,000        1,949,000
 Telefonica de Argentina, ADS ...............................................       Argentina       34,200        1,318,838
 Telefonica de Espana, Sponsored ADR  .......................................         Spain         27,110        3,387,056
 Telefonica del Peru, SA, Sponsored ADR .....................................         Peru         169,000        3,739,125
 Total Access Communication Public Co., Ltd. ................................       Thailand       600,000          834,000

 Telecommunications Services/Equipment (cont.)
 Videsh Sanchar Nigam, Ltd., Sponsored GDR, 144A ............................         India        140,000      $ 1,732,500
 aWorldCom, Inc. ............................................................     United States     50,000        2,139,058
                                                                                                               ------------
                                                                                                                101,148,967
                                                                                                               ------------
 Total Common Stocks (Cost $173,513,333) ....................................                                   228,313,450
                                                                                                               ------------
 Preferred Stocks .5%
 Electric Gas & Utilities
 Eletropaulo Metropolitana-Electricidade de Sao Paulo, SA, pfd. .............        Brazil      7,500,000          883,086
 aEmpresa Bandeirante de Energia, SA, pfd. ..................................        Brazil      7,500,000          255,682
 aEmpresa Metropolitana de Aguas e Energia, SA, pfd. ........................        Brazil      7,500,000           14,423
 aEmpresa Paulista de Transmissao de Energia Eletrica, SA, pfd. .............        Brazil      7,500,000           51,136
                                                                                                               ------------
 Total Preferred Stock (Cost $1,582,356) ....................................                                     1,204,327
                                                                                                               ------------
 Convertible Preferred Stocks 2.9%
 Telecommunications
 cCMS Energy Corp., cvt., pfd. ..............................................     United States     35,000        2,091,250
 Nortel Inversora, SA, 10.00%, cvt., pfd. ...................................       Argentina       80,000        5,040,000
                                                                                                               ------------
 Total Convertible Preferred Stock (Cost $7,079,000) ........................                                     7,131,250
                                                                                                               ------------
 Total Long Term Investments (Cost $182,174,689) ............................                                   236,649,027
                                                                                                               ------------

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT
                                                                                                ----------
 eRepurchase Agreement 3.8%
 Joint Repurchase Agreement, 5.487%, 5/01/98, (Maturity Value $9,253,277)
  (Cost $9,251,867)..........................................................     United States $9,251,867        9,251,867
   BancAmerica Robertson Stephens (Maturity Value $825,022)
   Barclays Capital Group, Inc. (Maturity Value $825,022)
   Bear, Stearns & Co., Inc. (Maturity Value $449,987)
   BT Alex Brown, Inc. (Maturity Value $825,022)
   Chase Securities, Inc. (Maturity Value $553,070)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $825,022)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $825,022)
   Greenwich Capital Markets, Inc. (Maturity Value $825,022)
   Lehman Brothers, Inc. (Maturity Value $825,022)
   Paribas Corp. (Maturity Value $825,022)
   SBC Warburg Dillon Read, Inc. (Maturity Value $825,022)
   UBS Securities, L.L.C. (Maturity Value $825,022)
    Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $191,426,556) 101.2% ...............................                                   245,900,894
 Other Assets, less Liabilities (1.2%) ......................................                                   (2,982,907)
                                                                                                               ------------
 Net Assets 100.0% ..........................................................                                  $242,917,987
                                                                                                               ============


aNon-income producing.
cSee Note 8 regarding restricted securities.
eSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin MidCap Growth Fund
                                                                             Class I
                                                           ----------------------------------------------
                                                                         Year Ended April 30,
                                                           ----------------------------------------------
                                                            1998      1997       1996      1995   19946
                                                           ----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................     $13.34    $14.24     $10.81    $10.05  $10.00
                                                           ----------------------------------------------
Income from investment operations:
 Net investment income (loss) .........................      --         (.02)       .18       .21     .15
 Net realized and unrealized gains ....................       4.66       .93       3.59       .77     .01
                                                           ----------------------------------------------
Total from investment operations ......................       4.66       .91       3.77       .98     .16
                                                           ----------------------------------------------
Less distributions from:
 Net investment income ................................      --         (.05)      (.21)     (.20)   (.08)
 Net realized gains ...................................       (.56)    (1.76)      (.13)     (.02)   (.03)
                                                           ----------------------------------------------
Total distributions ...................................       (.56)    (1.81)      (.34)     (.22)   (.11)
                                                           ----------------------------------------------
Net asset value, end of year ..........................     $17.44    $13.34     $14.24    $10.81  $10.05
                                                           ==============================================
Total return* .........................................      35.53%     6.31%     35.40%    10.06%   1.62%

Ratios/supplemental data
Net assets, end of year (000's) .......................    $29,864   $12,853     $7,575    $5,591  $5,079
Ratios to average net assets:
 Expenses .............................................       1.17%     1.07%       .16%    --      --
 Expenses excluding waiver and payments by affiliate ..       1.17%     1.07%       .96%      .98%    .91%***
 Net investment income (loss) .........................       (.03%)    (.22%)     1.42%     2.12%   2.21%***
Portfolio turnover rate ...............................      50.16%    76.35%    102.65%   163.54%  70.53%
Average commission rate paid** ........................     $.0621    $.0550     $.0467        --      --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.
***Annualized
6For the period August 17, 1993 (effective date) to April 30, 1994.



FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998


  Franklin MidCap Growth Fund                                                                     SHARES             VALUE
     Common Stocks 86.2%
     Commercial Services 5.6%
  a  Applied Graphic Technologies, Inc. ........................................                7,000           $ 350,000
     Norrell Corp. .............................................................                2,600              54,763
  a  Robert Half International, Inc. ...........................................                6,900             373,463
  a  Sylvan Learning Systems, Inc. .............................................               12,500             617,188
  a  Valassis Communications, Inc. .............................................                7,000             274,750
                                                                                                              -----------
                                                                                                                1,670,164
                                                                                                              -----------
     Consumer Durables 4.3%
     Callaway Golf Co.  ........................................................                9,300             253,425
     Clayton Homes, Inc. .......................................................               27,375             549,211
  a  Electronic Arts, Inc. .....................................................                6,500             300,625
     K2, Inc. ..................................................................                8,000             181,500
                                                                                                              -----------
                                                                                                                1,284,761
                                                                                                              -----------
     Consumer Non-Durables 5.6%
  a  Consolidated Cigar Holdings, Inc. .........................................               11,200             154,700
  a  Jones Apparel Group, Inc. .................................................               10,000             598,125
     The Estee Lauder Cos., Inc., Class A ......................................                8,300             551,431
  a  Tommy Hilfiger Corp. ......................................................                5,900             359,900
                                                                                                              -----------
                                                                                                                1,664,156
                                                                                                              -----------
     Consumer Services 11.6%
  a  Apollo Group, Inc., Class A ...............................................               18,000             616,500
  a  CapStar Hotel Co. .........................................................                8,600             276,275
  a  Chancellor Media Corp. ....................................................                5,500             260,906
  a  DeVry, Inc. ...............................................................               16,100             609,788
  a  Education Management Corp. ................................................                7,900             274,525
  a  Host Marriott Corp. .......................................................               13,000             252,688
  a  Mirage Resorts, Inc. ......................................................               14,000             308,875
  a  Starbucks Corp. ...........................................................                5,500             264,688
     Starwood Hotels & Resorts  ................................................                6,000             301,125
     The McClatchy Co., Class A ................................................                9,800             293,388
                                                                                                              -----------
                                                                                                                3,458,758
                                                                                                              -----------
  a  Electronic Technology 5.5%
     Computer Sciences Corp. ...................................................                5,000             263,750
     ICG Communications, Inc. ..................................................                8,400             294,000
     Komag, Inc. ...............................................................               13,600             210,800
     Seagate Technology, Inc. ..................................................                4,800             128,100
     Tellabs, Inc. .............................................................                8,600             609,525
     Western Digital Corp. .....................................................                6,600             130,350
                                                                                                              -----------
                                                                                                                1,636,525
                                                                                                              -----------
  a  Energy Minerals 1.0%
     Barrett Resources Corp. ...................................................                8,000             297,000
                                                                                                              -----------
     Finance 9.1%
     BankBoston Corp. ..........................................................                2,600             280,638
     Countrywide Credit Industries, Inc. .......................................                6,900             333,788
     Finance (cont.)
  a  E*TRADE Group, Inc. .......................................................               10,000           $ 249,375
     Espirito Santo Financial Group, ADR (Luxembourg) ..........................               11,400             294,263
     EVEREN Capital Corp. ......................................................                5,000             265,938
     Hartford Life, Inc., Class A ..............................................                7,600             375,725
  a,bHeller Financial, Inc. ....................................................                1,600              43,200
     Providian Financial Corp. .................................................                4,700             282,881
     Republic New York Corp. ...................................................                2,000             267,500
     The PMI Group, Inc. .......................................................                4,000             325,000
                                                                                                              -----------
                                                                                                                2,718,308
                                                                                                              -----------
  a  Health Services 2.0%
     HEALTHSOUTH Corp.  ........................................................                9,300             280,744
     Total Renal Care Holdings, Inc. ...........................................                9,800             324,625
                                                                                                              -----------
                                                                                                                  605,369
                                                                                                              -----------
     Health Technology .6%
     Mentor Corp. ..............................................................                6,800             184,875
                                                                                                              -----------
     Industrial Services 7.9%
     Diamond Offshore Drilling, Inc. ...........................................                6,000             303,750
  a  Ispat International, NV, New York Registered Shares .......................               11,300             316,400
  a  The AES Corp. .............................................................                7,200             397,350
     Transocean Offshore, Inc. .................................................               11,800             659,325
  a  USA Waste Services, Inc. ..................................................                6,500             318,906
  a  Varco International, Inc. .................................................               12,400             381,300
                                                                                                              -----------
                                                                                                                2,377,031
                                                                                                              -----------
     Process Industries 1.1%
     BetzDearborn, Inc. ........................................................                2,600             139,425
     Bowater, Inc. .............................................................                3,200             179,000
                                                                                                              -----------
                                                                                                                  318,425
                                                                                                              -----------
     Producer Manufacturing 3.8%
  a  EVI, Inc. .................................................................                7,100             378,075
  a  Gentex Corp. ..............................................................                5,100             172,125
     Mark IV Industries, Inc. ..................................................               13,450             283,291
  a  US Filter Corp. ...........................................................                9,500             309,930
                                                                                                              -----------
                                                                                                                1,143,421
                                                                                                              -----------
     Real Estate Investment Trusts 3.4%
     Arden Realty, Inc. ........................................................               10,300             289,044
     Meridian Industrial Trust, Inc. ...........................................               10,300             238,188
  a  Security Capital Group, Inc., Class B .....................................               16,200             490,050
                                                                                                              -----------
                                                                                                                1,017,282
                                                                                                              -----------
     Retail 8.2%
  a  Consolidated Stores Corp. .................................................                8,000             320,000
  a  Cost Plus, Inc. ...........................................................               10,000             323,750
     Family Dollar Stores, Inc. ................................................               10,000             340,000
     Retail (cont.)
  a  Guitar Center, Inc. .......................................................                5,300           $ 151,050
  a  Safeway, Inc. .............................................................                8,000             306,000
     Talbots, Inc. .............................................................               10,000             190,000
  a  Viking Office Products, Inc. ..............................................               21,000             507,938
  a  West Marine, Inc. .........................................................               11,800             295,738
                                                                                                              -----------
                                                                                                                2,434,476
                                                                                                              -----------
     Semiconductors 4.8%
  a  Adaptec, Inc. .............................................................               11,700             277,144
  a  Altera Corp.  .............................................................                6,900             279,450
  a  Analog Devices, Inc. ......................................................                6,666             259,557
  a  Broadcom Corp., Class A ...................................................                  100               4,800
     Linear Technology Corp.  ..................................................                3,800             305,900
  a  Xilinx, Inc. ..............................................................                6,600             301,950
                                                                                                              -----------
                                                                                                                1,428,801
                                                                                                              -----------
  a  Technology Services 5.8%
     Affiliated Computer Services, Inc., Class A ...............................                4,500             158,063
     BMC Software, Inc.  .......................................................                3,000             280,688
     Cambridge Technology Partners, Inc. .......................................                7,200             376,200
     Parametric Technology Corp. ...............................................               11,400             364,444
     RELTEC Corp. ..............................................................                2,800             111,650
     Sterling Commerce, Inc. ...................................................                4,711             200,512
     Synopsys, Inc. ............................................................                5,600             240,800
                                                                                                              -----------
                                                                                                                1,732,357
                                                                                                              -----------
     Transportation 2.9%
     C.H. Robinson Worldwide, Inc. .............................................               15,600             356,850
     Expeditors International of Washington, Inc. ..............................               12,000             510,000
                                                                                                              -----------
                                                                                                                  866,850
                                                                                                              -----------
  a  Utilities 3.0%
     Intermedia Communications, Inc. ...........................................                4,600             335,728
     Millicom International Cellular, SA (Luxembourg) ..........................                6,800             266,050
     Paging Network, Inc. ......................................................               22,000             309,375
                                                                                                              -----------
                                                                                                                  911,153
                                                                                                              -----------
     Total Long Term Investments (Cost $19,759,908) ............................                               25,749,712
                                                                                                              -----------

  e  Repurchase Agreement 14.6%
     Joint Repurchase Agreement, 5.487%, 5/01/98,
     (Maturity Value $4,355,767) (Cost $4,355,103) .............................           $4,355,103         $ 4,355,103
      BancAmerica Robertson Stephens (Maturity Value $388,360)
      Barclays Capital Group, Inc. (Maturity Value $388,360)
      Bear, Stearns & Co., Inc. (Maturity Value $211,821)
      BT Alex Brown, Inc. (Maturity Value $388,360)
      Chase Securities, Inc. (Maturity Value $260,346)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $388,360)
      Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $388,360)
      Greenwich Capital Markets, Inc. (Maturity Value $388,360)
      Lehman Brothers, Inc. (Maturity Value $388,360)
      Paribas Corp. (Maturity Value $388,360)
      SBC Warburg Dillon Read, Inc. (Maturity Value $388,360)
      UBS Securities, L.L.C. (Maturity Value $388,360)
        Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $24,115,011) 100.8% ...............................                               30,104,815
     Other Assets, less Liabilities (.8%) ......................................                                 (241,153)
                                                                                                              -----------
     Net Assets 100.0% .........................................................                              $29,863,662
                                                                                                              ===========

aNon-income producing.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
eSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Natural Resources Fund
                                                                                         Class I
                                                                                -----------------------
                                                                                   Year Ended April 30,
                                                                                -----------------------
                                                                                 1998      1997   19963
                                                                                -----------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................    $14.07    $13.14  $10.00
                                                                                -----------------------
Income from investment operations:
 Net investment income ....................................................       .10       .09     .08
 Net realized and unrealized gains ........................................      2.26      1.25    3.22
                                                                                -----------------------
Total from investment operations ..........................................      2.36      1.34    3.30
                                                                                -----------------------
Less distributions from:
 Net investment income ....................................................      (.09)     (.09)   (.06)
 Net realized gains .......................................................      (.88)     (.32)   (.10)
                                                                                -----------------------
Total distributions .......................................................      (.97)     (.41)   (.16)
                                                                                -----------------------
Net asset value, end of year ..............................................    $15.46    $14.07  $13.14
                                                                                =======================
Total return* .............................................................     17.57%    10.23%  33.36%

Ratios/supplemental data
Net assets, end of year (000's) ...........................................   $62,274   $45,386  $9,909
Ratios to average net assets:
 Expenses .................................................................       .96%      .98%    .99%***
 Expenses excluding waiver and payments by affiliate ......................      1.31%     1.31%   1.77%***
 Net investment income ....................................................       .67%      .72%   1.16%***
Portfolio turnover rate ...................................................     72.93%    46.31%  59.04%
Average commission rate paid** ............................................    $.0305    $.0331  $.0517

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
3For the period June 5, 1995 (effective date) to April 30, 1996.


                                                                                                Advisor Class
                                                                                          ---------------------
                                                                                           Year Ended April 30,
                                                                                          ---------------------
                                                                                              1998   19978
                                                                                          ---------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................................       $14.07  $14.66
                                                                                          ---------------------
Income from investment operations:
 Net investment income ..............................................................          .23   --
 Net realized and unrealized gains (losses) .........................................         2.20    (.59)
                                                                                          ---------------------
Total from investment operations ....................................................         2.43    (.59)
                                                                                          ---------------------
Less distributions from:
 Net investment income ..............................................................         (.14)  --
 Net realized gains .................................................................         (.88)  --
                                                                                          ---------------------
Total distributions .................................................................        (1.02)  --
                                                                                          ---------------------
Net asset value, end of year ........................................................       $15.48  $14.07
                                                                                          =====================
Total return* .......................................................................        18.11%  (4.02%)

Ratios/supplemental data
Net assets, end of year (000's) .....................................................          $892  $1,123
Ratios to average net assets:
 Expenses ...........................................................................          .64%    .64%***
 Expenses excluding waiver and payments by affiliate ................................         1.03%    .86%***
 Net investment income ..............................................................         1.02%   1.03%***
Portfolio turnover rate .............................................................        72.93%  46.31%
Average commission rate paid** ......................................................       $.0305  $.0331

*Total return is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
8For the period January 2, 1997 (effective date) to April 30, 1997.


FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998
                                                                                                     SHARES/
 Franklin Natural Resources Fund                                                   COUNTRY          WARRANTS          VALUE
 Common Stocks and Warrants 87.7%
aCapital Goods/Containers 1.5%
 Owens-Illinois, Inc.  ......................................................     United States     12,500           $ 494,531
 Pentacon, Inc. .............................................................     United States     18,000             238,500
 Ritchie Bros. Auctioneers, Inc. ............................................        Canada          8,900             239,744
                                                                                                                 -------------
                                                                                                                       972,775
                                                                                                                 -------------
 Chemicals 7.5%
 aAirgas, Inc. ..............................................................     United States     20,000             310,000
 Avery Dennison Corp.  ......................................................     United States      5,700             298,538
 BetzDearborn, Inc. .........................................................     United States      9,000             482,625
 Du Pont (EI) De Nemours and Co. ............................................     United States      4,000             291,250
 Hanna (M.A.) Co. ...........................................................     United States     40,000             917,500
 IMC Global, Inc. ...........................................................     United States     10,000             360,000
 Monsanto Co. ...............................................................     United States      3,000             158,625
 Potash Corp. of Saskatchewan, Inc.  ........................................        Canada         11,385           1,016,823
 Praxair, Inc.  .............................................................     United States     18,400             925,750
                                                                                                                 -------------
                                                                                                                     4,761,111
                                                                                                                 -------------
 Forest Products and Paper 3.8%
 Asia Pulp & Paper Co., Ltd., ADR ...........................................       Singapore       55,800             812,588
 Bowater, Inc.  .............................................................     United States      5,600             313,250
 Champion International Corp. ...............................................     United States      7,400             398,213
 Crown Cork & Seal Co., Inc. ................................................     United States     11,000             572,688
 Willamette Industries, Inc. ................................................     United States      7,000             271,688
                                                                                                                 -------------
                                                                                                                     2,368,427
                                                                                                                 -------------
 Iron/Steel 6.1%
 Carpenter Technology Corp. .................................................     United States     12,900             749,006
 Companhia Vale do Rio Doce, Sponsored ADR ..................................        Brazil         22,000             519,231
 aGibraltar Steel Corp.  ....................................................     United States     18,500             444,000
 aIspat International, NV, New York Registered Shares .......................      Netherlands      18,700             523,600
 Nucor Corp. ................................................................     United States     11,400             683,288
 Pohang Iron & Steel Co., Ltd., Sponsored ADR  ..............................      South Korea      32,500             578,906
 Worthington Industries, Inc.  ..............................................     United States     18,000             323,438
                                                                                                                 -------------
                                                                                                                     3,821,469
                                                                                                                 -------------
 Metal - Diversified 2.3%
 Austral Coal, Ltd.  ........................................................       Australia    1,313,000             410,917
 Freeport-McMoRan Copper & Gold, Inc., Class A ..............................     United States     11,700             208,406
 Freeport-McMoRan Copper & Gold, Inc., Class B ..............................     United States      8,000             150,500
 Rio Tinto, Plc. ............................................................    United Kingdom     46,000             661,054
 aTenke Mining Corp., warrants ..............................................        Canada          4,500                  --
                                                                                                                 -------------
                                                                                                                     1,430,877
                                                                                                                 -------------
 Mining - Precious Metals 8.9%
 aAber Resources, Ltd. ......................................................        Canada         55,000             624,847
 Barrick Gold Corp. .........................................................        Canada         28,000             628,250
 aCanyon Resources Corp., warrants ..........................................     United States      7,000                  --
 Compania de Minas Buenaventura, SA, Class B ................................         Peru           1,235               9,625
 Mining - Precious Metals (cont.)
 Compania de Minas Buenaventura, SA, Sponsored ADR ..........................         Peru          17,149           $ 265,810
 De Beers Consolidated Mines, AG, ADR .......................................     South Africa      32,000             824,000
 aEquinox Resources, NL  ....................................................       Australia      330,000              34,426
 Euro-Nevada Mining Corp. ...................................................        Canada         53,900             970,339
 Franco-Nevada Mining Corp. .................................................        Canada         36,000             880,903
 aMinefinders Corp., Ltd. ...................................................        Canada        124,300             171,197
 Newmont Mining Corp.  ......................................................     United States     18,735             603,033
 Placer Dome, Inc. ..........................................................        Canada         42,600             628,350
                                                                                                                 -------------
                                                                                                                     5,640,780
                                                                                                                 -------------
 Oil/Gas Distribution 3.3%
 Enron Corp. ................................................................     United States     20,300             998,506
 aThe AES Corp. .............................................................     United States     19,460           1,073,949
                                                                                                                 -------------
                                                                                                                     2,072,455
                                                                                                                 -------------
 Oil/Gas - Domestic 2.2%
 Atlantic Richfield Co. (ARCO) ..............................................     United States     10,000             780,000
 Unocal Corp. ...............................................................     United States     15,400             630,438
                                                                                                                 -------------
                                                                                                                     1,410,438
                                                                                                                 -------------
 Oil/Gas - Equipment & Services 25.2%
 aAtwood Oceanics, Inc. .....................................................     United States     17,800             973,438
 Baker Hughes, Inc. .........................................................     United States     13,000             526,500
 Coflexip, SA, Sponsored ADR ................................................        France         12,000             855,000
 aCore Laboratories, NV .....................................................      Netherlands      16,100             456,838
 Diamond Offshore Drilling, Inc. ............................................     United States     39,800           2,014,875
 ENSCO International, Inc. ..................................................     United States     11,000             310,750
 aEVI, Inc. .................................................................     United States     36,000           1,917,000
 Halliburton Co.  ...........................................................     United States      6,000             330,000
 aMarine Drilling Cos., Inc. ................................................     United States     20,000             486,250
 aR & B Falcon Corp. ........................................................     United States     16,800             538,650
 aRowan Cos., Inc. ..........................................................     United States      8,500             250,219
 Schlumberger, Ltd. .........................................................     United States      2,500             207,188
 aStolt Comex Seaway, SA ....................................................    United Kingdom     16,600             539,500
 aTesco Corp.  ..............................................................        Canada         27,000             439,822
 Tidewater, Inc. ............................................................     United States     12,500             495,313
 aTransCoastal Marine Services, Inc. ........................................     United States     40,000             460,000
 Transocean Offshore, Inc. ..................................................     United States     30,000           1,676,250
 aTuboscope, Inc. ...........................................................     United States     24,600             582,712
 aVarco International, Inc. .................................................     United States     70,200           2,158,650
 aWeatherford Enterra, Inc.  ................................................     United States     14,500             725,906
                                                                                                                 -------------
                                                                                                                    15,944,861
                                                                                                                 -------------
 Oil/Gas - Exploration 19.7%
 aAbacan Resource Corp.  ....................................................        Canada        186,500             234,697
 aBarrett Resources Corp.  ..................................................     United States     70,300           2,609,887
 aBasin Exploration, Inc. ...................................................     United States     39,000             775,125
 aBenton Oil & Gas Co. ......................................................     United States     10,000             121,875
 Oil/Gas - Exploration (cont.)
 Devon Energy Corp. .........................................................     United States     21,800           $ 869,275
 aGulf Canada Resources, Ltd. ...............................................        Canada        311,500           1,654,843
 aMagnum Hunter Resources, Inc. .............................................     United States     94,000             640,375
 aNational Energy Group, Inc. ...............................................     United States    130,000             320,943
 aNewfield Exploration Co. ..................................................     United States     42,000           1,018,500
 aNuevo Energy Co. ..........................................................     United States     36,500           1,300,313
 aOcean Energy, Inc. ........................................................     United States     38,420             941,290
 Patina Oil & Gas Corp. .....................................................     United States     69,500             486,500
 aTitan Exploration, Inc. ...................................................     United States     96,600             802,988
 aTriton Energy, Ltd. .......................................................     United States     17,000             682,125
                                                                                                                 -------------
                                                                                                                    12,458,736
                                                                                                                 -------------
 Oil/Gas - International 3.8%
 Royal Dutch Petroleum Co., New York Shares  ................................      Netherlands       8,400             475,125
 Total, SA, Sponsored ADR  ..................................................        France          8,640             507,600
 YPF, SA, Sponsored ADR  ....................................................       Argentina       40,500           1,412,437
                                                                                                                 -------------
                                                                                                                     2,395,162
                                                                                                                 -------------
 Real Estate Investment Trusts 2.7%
 Alexandria Real Estate Equities, Inc. ......................................     United States     11,300             372,193
 Arden Realty, Inc. .........................................................     United States     15,000             420,937
 Starwood Hotels & Resorts ..................................................     United States      7,300             366,368
 Storage Trust Realty  ......................................................     United States     22,700             550,475
                                                                                                                 -------------
                                                                                                                     1,709,973
                                                                                                                 -------------
 aWaste Management/Environmental Services .7%
 American Disposal Services, Inc. ...........................................     United States     10,700             429,004
                                                                                                                 -------------
 Total Common Stocks and Warrants (Cost $48,831,413) ........................                                       55,416,068
                                                                                                                 -------------
 Convertible Preferred Stocks .8%
 Timet Capital Trust, 6.625%, cvt., pfd., 144A ..............................     United States      4,600             221,950
 USX Corp., 6.75%, cvt., pfd.  ..............................................     United States     14,000             290,500
                                                                                                                 -------------
 Total Convertible Preferred Stocks (Cost $526,650) .........................                                          512,450
                                                                                                                 -------------
                                                                                                 PRINCIPAL
                                                                                                   AMOUNT*
 aConvertible Bonds .9%
 Dayton Mining Corp., cvt. sub. notes, 144A, 7.00%, 4/01/02 (Cost $800,000) .        Canada      $ 800,000          CAD552,000
                                                                                                                 -------------
 Total Long Term Investments ($50,158,063) ..................................                                       56,480,518
                                                                                                                 -------------

 eRepurchase Agreement 14.2%.................................................    United Kingdom
 Joint Repurchase Agreement, 5.487%, 5/01/98, (Maturity Value $8,988,996)
  (Cost $8,987,626) .........................................................     United States $8,987,626         $ 8,987,626
   BancAmerica Robertson Stephens (Maturity Value $801,459)
   Barclays Capital Group, Inc. (Maturity Value $801,459)
   Bear, Stearns & Co., Inc. (Maturity Value $437,135)
   BT Alex Brown, Inc. (Maturity Value $801,459)
   Chase Securities, Inc. (Maturity Value $537,271)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $801,459)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $801,459)
   Greenwich Capital Markets, Inc. (Maturity Value $801,459)
   Lehman Brothers, Inc. (Maturity Value $801,459)
   Paribas Corp. (Maturity Value $801,459)
   SBC Warburg Dillon Read, Inc. (Maturity Value $801,459)
   UBS Securities, L.L.C. (Maturity Value $801,459)
    Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $59,145,689) 103.6% ................................                                       65,468,144
 Other Assets, less Liabilities (3.6%) ......................................                                      (2,302,109)
                                                                                                                 -------------
 Net Assets 100.0%...........................................................                                      $63,166,035
                                                                                                                 =============

See glossary of currency abbreviations on page 140.

*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
eSee Note 1(c) regarding joint repurchase agreement.



FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Small Cap Growth Fund
                                                                                      Class I
                                                            ------------------------------------------------
                                                                               Year Ended April 30,
                                                            ------------------------------------------------
                                                              1998      1997       1996      1995      1994
                                                            ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................        $18.96    $19.75     $14.90    $12.75    $10.22
                                                            ------------------------------------------------
Income from investment operations:
 Net investment income ..............................           .07       .03        .01       .03       .03
 Net realized and unrealized gains ..................          7.92       .04       6.23      3.14      2.94
                                                            ------------------------------------------------
Total from investment operations ....................          7.99       .07       6.24      3.17      2.97
                                                            ------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.09)     (.06)      (.01)     (.02)     (.04)
 Net realized gains .................................          (.93)     (.80)     (1.38)    (1.00)     (.40)
                                                            ------------------------------------------------
Total distributions .................................         (1.02)     (.86)     (1.39)    (1.02)     (.44)
                                                            ------------------------------------------------
Net asset value, end of year ........................        $25.93    $18.96     $19.75    $14.90    $12.75
                                                            ================================================
Total return* .......................................         43.09%     0.14%     44.06%    27.05%    29.26%

Ratios/supplemental data
Net assets, end of year (000's) .....................     $3,957,972 $1,071,352  $444,912   $63,010   $23,915
Ratios to average net assets:
 Expenses ...........................................           .89%      .92%       .97%      .69%      .30%
 Expenses excluding waiver and payments by affiliate            .89%      .92%      1.00%     1.16%     1.58%
 Net investment income ..............................           .32%      .10%       .09%      .25%      .24%
Portfolio turnover rate .............................         42.97%    55.27%     87.92%   104.84%    89.60%
Average commission rate paid** ......................          $.0535    $.0499     $.0505      --        --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.


                                                                                            Class II
                                                                                ----------------------------
                                                                                     Year Ended April 30,
                                                                                ----------------------------
                                                                                    1998      1997   19964
                                                                                ----------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................       $18.78    $19.66  $17.94
                                                                                ----------------------------
Income from investment operations:
 Net investment income (loss) .............................................         (.02)     (.05)   (.03)
 Net realized and unrealized gains (losses) ...............................         7.76      (.03)   2.71
                                                                                ----------------------------
Total from investment operations ..........................................         7.74      (.08)   2.68
                                                                                ----------------------------
Less distributions from:
 Net realized gains .......................................................         (.93)     (.80)   (.96)
                                                                                ----------------------------
Total distributions .......................................................         (.93)     (.80)   (.96)
                                                                                ----------------------------
Net asset value, end of year ..............................................       $25.59    $18.78  $19.66
                                                                                ============================
Total return* .............................................................        42.06%     (.65%) 15.98%

Ratios/supplemental data
Net assets, end of year (000's) ...........................................     $731,707   $146,164  $24,102
Ratios to average net assets:
 Expenses .................................................................         1.64%     1.69%   1.76%***
 Net investment loss ......................................................         (.42%)    (.70%)  (.69%)***
Portfolio turnover rate ...................................................        42.97%    55.27%  87.92%
Average commission rate paid** ............................................       $.0535    $.0499   $.0505

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
4For the period October 1, 1995 (effective date) to April 30, 1996.


                                                                                           Advisor Class
                                                                                     ------------------------
                                                                                       Year Ended April 30,
                                                                                     ------------------------
                                                                                           1998   19978
                                                                                     ------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................................       $18.97  $20.48
                                                                                     ------------------------
Income from investment operations:
 Net investment income ..............................................................          .09     .01
 Net realized and unrealized gains (losses) .........................................         8.01   (1.52)
                                                                                     ------------------------
Total from investment operations ....................................................         8.10   (1.51)
                                                                                     ------------------------
Less distributions from:
 Net investment income ..............................................................         (.13)  --
 Net realized gains .................................................................        (0.93)  --
                                                                                     ------------------------
Total distributions .................................................................        (1.06)  --
                                                                                     ------------------------
Net asset value, end of year ........................................................       $26.01  $18.97
                                                                                     ========================
Total return* .......................................................................        43.68%  (7.37%)

Ratios/supplemental data
Net assets, end of year (000's) .....................................................      $118,683  $18,777
Ratios to average net assets:
 Expenses ...........................................................................          .64%    .69%***
 Net investment income ..............................................................          .58%    .30%***
Portfolio turnover rate .............................................................        42.97%  55.27%
Average commission rate paid** ......................................................         $.0535  $.0499

*Total return is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
8For the period January 2, 1997 (effective date) to April 30, 1997.


FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998



                                                                                                SHARES/
 Franklin Small Cap Growth Fund                                                                 RIGHTS        VALUE
     Common Stocks and Rights 89.4%
     Commercial Services 5.0%
  a,fApplied Graphics Technologies, Inc.  ......................................              960,100       $  48,005,000
  a  Charles River Associates, Inc. ............................................               18,400             441,600
     Norrell Corp. .............................................................              931,100          19,611,294
  a  NOVA Corp. ................................................................              486,500          16,541,000
  a  Paymentech, Inc. ..........................................................              730,000          14,006,875
  a  Pegasystems, Inc. .........................................................              456,300           8,555,625
  a,fRemedyTemp, Inc., Class A  ................................................              319,300          10,137,775
  a,fSOS Staffing Services, Inc.  ..............................................              872,400          19,192,800
  a  Sylvan Learning Systems, Inc. .............................................              458,600          22,643,375
  a  Valassis Communications, Inc. .............................................            1,042,400          40,914,200
     Wallace Computer Services, Inc. ...........................................            1,040,600          37,526,638
                                                                                                         ----------------
                                                                                                              237,576,182
                                                                                                         ----------------
     Consumer Durables 1.5%
  a,fActivision, Inc............................................................            1,344,400          14,620,350
     Electronic Arts, Inc. .....................................................              200,000           9,250,000
  f  K2, Inc. ..................................................................              960,500          21,791,344
  a,fRockShox, Inc.    .........................................................              965,800           5,432,625
  a  Sola International, Inc. ..................................................              534,800          22,729,000
                                                                                                         ----------------
                                                                                                               73,823,319
                                                                                                         ----------------
     Consumer Non-Durables 2.5%
     Alberto-Culver Co. ........................................................              793,100          21,215,425
  a,fConsolidated Cigar Holdings, Inc.  ........................................              988,300          13,650,894
  a  North Face, Inc. ..........................................................              486,400          10,913,600
  a  Tommy Hilfiger Corp. ......................................................              898,900          54,832,900
  a,fTropical Sportswear International Corp. ...................................              413,200           7,024,400
  a,fVans, Inc. ................................................................            1,045,500          12,349,969
                                                                                                         ----------------
                                                                                                              119,987,188
                                                                                                         ----------------
  a  Consumer Services 3.3%
     AMF Bowling, Inc. .........................................................            1,343,100          38,865,956
  f  CapStar Hotel Co. .........................................................            1,330,000          42,726,250
     DeVry, Inc. ...............................................................              532,400          20,164,650
     Foodmaker, Inc. ...........................................................              100,000           1,900,000
  f  Marquee Group, Inc. .......................................................            1,327,500           5,973,750
     Prime Hospitality Corp. ...................................................            1,720,500          35,592,844
     Rio Hotel and Casino, Inc. ................................................              283,600           6,416,450
     Vail Resorts, Inc. ........................................................              295,800           8,652,150
                                                                                                         ----------------
                                                                                                              160,292,050
                                                                                                         ----------------
  a  Electronic Technology 17.4%
  f  Advanced Energy Industries, Inc. ..........................................            1,374,300          20,442,713
     Advanced Fibre Communications, Inc. .......................................              100,000           4,237,500
     Alliant Techsystems, Inc. .................................................              271,200          17,339,850
     Broadcom Corp., Class A ...................................................               18,300             878,400
  f  Coherent, Inc. ............................................................            1,763,400          41,880,750
     Etec Systems, Inc. ........................................................              983,000          55,785,250
  a  Electronic Technology (cont.)
     Flextronics International Ltd. ............................................              200,000         $ 9,500,000
     FLIR Systems, Inc. ........................................................              184,800           3,811,500
     FSI International, Inc. ...................................................              198,000           2,326,500
     Gemstar International Group Ltd. ..........................................              527,300          20,366,963
  f  Harmonic Lightwaves, Inc. .................................................              961,500          16,826,250
  f  H.T.E., Inc. ..............................................................              665,400          18,631,200
  f  Itron, Inc. ...............................................................            1,157,700          17,727,281
     Jabil Circuit, Inc. .......................................................              626,700          22,012,838
  f  Ladish Company, Inc. ......................................................              802,300          12,435,650
     Lattice Semiconductor Corp. ...............................................              706,500          32,234,063
     Level One Communications, Inc. ............................................              450,000          14,006,250
  f  Komag, Inc. ...............................................................            3,811,600          59,079,800
  f  Natural Microsystems Corp. ................................................              646,600          20,852,850
     Novellus Systems, Inc. ....................................................              500,000          23,937,500
  f  Perceptron, Inc. ..........................................................              793,500          12,100,875
     PMC-Sierra, Inc. ..........................................................            1,065,300          48,471,150
     PRI Automation, Inc. ......................................................              162,000           4,333,500
  f  Rainbow Technologies, Inc. ................................................              532,000          13,167,000
     Read-Rite Corp. ...........................................................            1,903,700          26,294,856
     RELTEC Corp. ..............................................................              470,000          18,741,250
     Sanmina Corp. .............................................................              209,100          18,819,000
     Security Dynamics .........................................................              650,000          15,681,250
  f  Spectra-Physics Lasers, Inc. ..............................................            1,016,300          18,166,363
  f  Spectralink Corp. .........................................................            1,050,000           4,593,750
     SpeedFam International, Inc. ..............................................              200,000           5,800,000
     Synopsys, Inc. ............................................................            1,305,000          56,115,000
     Tekelec ...................................................................            1,111,800          55,867,950
     Tracor, Inc. ..............................................................            1,209,500          47,548,469
  f  Transcrypt International, Inc. ............................................            1,212,700           7,870,423
     Trident Microsystems, Inc. ................................................              539,600           4,131,339
     TriStar Aerospace Co. .....................................................              298,700           4,928,550
     VLSI Technology, Inc. .....................................................              200,000           4,125,000
     Waters Corp. ..............................................................              869,800          46,534,300
     Western Digital Corp. .....................................................              375,000           7,406,250
                                                                                                         ----------------
                                                                                                              835,009,383
                                                                                                         ----------------
     Energy Minerals 4.2%
  a  Abacan Resource Corp. (Canada) ............................................            2,356,400           2,965,372
  a  Abacan Resource Corp. .....................................................            1,909,600           2,446,770
  a,fBarrett Resources Corp. ...................................................            1,683,900          62,514,788
  a  Denbury Resources, Inc. ...................................................            1,003,800          16,813,650
     Devon Energy Corp. ........................................................              331,500          13,218,563
  f  Lomak Petroleum, Inc. .....................................................            1,890,000          26,105,625
  a  Newfield Exploration Co. ..................................................              938,600          22,761,050
  a  Titan Exploration, Inc. ...................................................            1,645,700          13,679,881
  a,fTom Brown, Inc. ...........................................................            2,095,800          43,225,875
                                                                                                         ----------------
                                                                                                              203,731,574
                                                                                                         ----------------
     Finance 9.8%
  a  Affiliated Managers Group, Inc. ...........................................              685,800        $ 25,460,325
  a  Amerin Corp. ..............................................................              583,500          18,562,594
     Arden Realty, Inc. ........................................................            1,330,400          37,334,350
     CNB Bancshares, Inc. ......................................................               47,000           2,303,000
     Camden Property Trust .....................................................              700,000          20,518,750
  a  E*TRADE Group, Inc. .......................................................              700,000          17,456,250
     Espirito Santo Financial Group, ADR (Luxembourg) ..........................            1,324,600          34,191,238
     EVEREN Capital Corp. ......................................................              350,000          18,615,625
     Executive Risk, Inc. ......................................................              426,400          28,435,550
     FelCor Suite Hotels, Inc. .................................................              637,300          22,305,500
     Financial Security Assurance Holdings Ltd. ................................               99,700           5,969,538
  a  Freedom Securities Corp. ..................................................              198,300           4,399,781
     HCC Insurance Holdings, Inc. ..............................................              556,500          12,103,875
  a  HealthCare Financial Partners, Inc. .......................................              288,900          14,553,338
  a,bHeller Financial, Inc. ....................................................              267,400           7,219,800
  f  Innkeepers USA Trust ......................................................            2,102,800          31,804,850
     Life Real Estate Corp. ....................................................              265,600          19,123,200
     Life USA Holding, Inc. ....................................................              586,100           8,864,763
     Nationwide Financial Services, Inc., Class A ..............................              934,600          40,538,275
     Omega Healthcare Investors, Inc. ..........................................              150,000           5,212,500
  a  Omega Worldwide, Inc. .....................................................               39,787             335,703
  a  Omega Worldwide, Inc., rights .............................................                9,946               9,324
  a  Risk Capital Holdings, Inc. ...............................................              761,900          19,095,119
     Scor, Sponsored ADR (France) ..............................................              311,000          19,163,109
  a  Silicon Valley Bancshares .................................................              490,600          32,011,650
     Storage Trust Realty ......................................................              597,400          14,486,950
     Tower Realty Trust, Inc. ..................................................              120,900           2,856,263
     Waddell and Reed Financial, Inc. ..........................................               98,400           2,435,400
     Winston Hotels, Inc. ......................................................              490,500           6,100,594
                                                                                                         ----------------
                                                                                                              471,467,214
                                                                                                         ----------------
  a  Health Services 5.9%
  f  Access Health, Inc. .......................................................              975,750          32,931,563
  f  Advanced Health Corp. .....................................................              970,000          13,822,500
     American Dental Partners, Inc. ............................................              109,100           1,922,888
     Medaphis Corp. ............................................................            1,977,800          18,171,038
     National Surgery Centers, Inc. ............................................              336,500           9,548,188
     PAREXEL International Corp. ...............................................              400,000          13,400,000
  f  Pediatrix Medical Group, Inc. .............................................            1,101,500          46,469,531
     Pharmaceutical Product Development, Inc. ..................................            1,000,000          25,062,500
     PhyCor, Inc. ..............................................................            2,000,000          45,500,000
     Renal Care Group, Inc. ....................................................              869,200          33,246,900
     The Cooper Companies, Inc. ................................................              250,000           9,609,375
     Total Renal Care Holdings, Inc. ...........................................              791,666          26,223,936
     Transitions Systems, Inc. .................................................              307,300           6,914,250
                                                                                                         ----------------
                                                                                                              282,822,669
                                                                                                         ----------------
     Health Technology 3.9%
  a,fDepoTech Corp. ............................................................              995,700       $   4,574,047
  a  Heska Corp. ...............................................................              620,100           8,061,300
  a,fInhale Therapeutic Systems ................................................              811,000          22,708,000
     Mentor Corp. ..............................................................              496,200          13,490,437
  a  Neurogen Corp. ............................................................              492,000           9,102,000
  a  OrthoLogic Corp. ..........................................................            1,250,000           7,500,000
  a,fPenederm, Inc. ............................................................              531,200           5,976,000
  a,fSerologicals Corp. ........................................................            1,381,800          41,454,000
  a  Uniphase Corp. ............................................................              823,100          44,653,175
  a  Vertex Pharmaceuticals, Inc. ..............................................              499,200          15,537,600
  a  Zonagen, Inc. .............................................................              448,800          15,595,800
                                                                                                         ----------------
                                                                                                              188,652,359
                                                                                                         ----------------
  a  Industrial Services 6.7%
     American Disposal Services, Inc. ..........................................              962,700          38,598,301
  f  Atwood Oceanics, Inc. .....................................................            1,216,600          66,532,813
     Catalytica, Inc. ..........................................................            2,058,633          29,850,178
  f  Core Laboratories, NV (Netherlands) .......................................            1,700,900          48,263,038
     Tuboscope, Inc. ...........................................................              678,400          16,069,600
  f  U.S. Liquids, Inc. ........................................................              726,200          17,519,575
  f  Varco International, Inc. .................................................            3,462,500         106,471,875
                                                                                                         ----------------
                                                                                                              323,305,380
                                                                                                         ----------------
     Non-Energy Minerals 1.1%
     Carpenter Technology Corp. ................................................              874,500          50,775,656
                                                                                                         ----------------
     Process Industries .4%
     ChemFirst, Inc. ...........................................................              715,000          19,036,875
                                                                                                         ----------------
     Producer Manufacturing 3.0%
  a  Cable Design Technologies .................................................              400,000          10,650,000
  a  Gentex Corp. ..............................................................            1,035,700          34,954,875
  a,fGibraltar Steel Corp.   ...................................................            1,012,800          24,307,200
     JLG Industries, Inc. ......................................................            1,262,700          20,597,794
     Reliance Steel & Aluminum Co. .............................................              580,000          23,417,500
     Roper Industries, Inc. ....................................................            1,033,800          32,047,800
                                                                                                         ----------------
                                                                                                              145,975,169
                                                                                                         ----------------
     Retail Trade 1.6%
  a  Guitar Center, Inc. .......................................................              556,800          15,868,800
  a  N2K, Inc. .................................................................               55,100           1,384,388
     Talbots, Inc. .............................................................            1,254,700          23,839,300
  a,fWest Marine, Inc...........................................................            1,474,800          36,962,175
                                                                                                         ----------------
                                                                                                               78,054,663
                                                                                                         ----------------
  a  Technology Services 14.8%
     Affiliated Computer Services, Inc., Class A ...............................            1,662,300          58,388,288
     Arbor Software Corp. ......................................................              306,800          14,438,775
     Aspect Development, Inc. ..................................................              200,000          12,662,500
  a  Technology Services (cont.)
     Aspen Technologies, Inc. ..................................................              489,200        $ 23,909,650
     Borland International, Inc. ...............................................            1,200,000          12,000,000
  b  Brio Technology, Inc. .....................................................               26,000             286,000
     BroadVision, Inc. .........................................................              223,100           4,127,350
     Business Objects SA, ADR (France) .........................................              806,200          15,217,025
     Cambridge Technology Partners, Inc. .......................................              322,100          16,829,725
     Check Point Software Technologies, Ltd. ...................................              316,500           9,297,188
  f  Clarify, Inc. .............................................................            1,297,200          17,836,500
     Concord Communications, Inc. ..............................................              400,000           9,900,000
     CSG Systems International, Inc. ...........................................              152,500           6,938,750
     Documentum, Inc. ..........................................................              511,600          27,562,450
     Envoy Corp. ...............................................................              605,800          25,519,325
     Genesys Telecommunications Laboratories, Inc. .............................              100,000           2,993,750
     Harbinger Corp. ...........................................................            1,129,400          41,081,925
     HNC Software, Inc. ........................................................            1,079,900          42,116,100
     Hyperion Software Corp. ...................................................              107,500           4,662,813
     i2 Technologies, Inc. .....................................................              348,800          23,282,400
     Information Advantage, Inc. ...............................................              420,400           4,046,350
  f  Integrated Systems, Inc. ..................................................            2,091,300          39,473,288
     International Network Services ............................................              924,500          31,086,313
     Intuit, Inc. ..............................................................              100,000           5,318,750
     J.D. Edwards and Co. ......................................................              400,000          14,250,000
     MetaCreations Corp. .......................................................              992,800          10,424,400
  f  Micromuse, Inc. ...........................................................              754,500          16,787,625
     Network Associates, Inc. ..................................................              362,309          24,818,173
  f  Omtool, Ltd. ..............................................................              938,600          11,497,850
     Sapient Corp. .............................................................              200,800           9,914,500
     Transaction Systems Architects, Inc. ......................................              658,900          27,673,800
     USCS International, Inc. ..................................................              941,800          18,953,725
     Vanstar Corp. .............................................................              500,000           6,656,250
     Vantive Corp. .............................................................            1,223,500          39,152,000
     VERITAS Software Corp. ....................................................              407,800          22,327,050
     Visio Corp. ...............................................................              350,000          17,325,000
     Wind River Systems ........................................................              834,000          28,877,250
  f  XcelleNet, Inc. ...........................................................              780,100          15,992,050
                                                                                                         ----------------
                                                                                                              713,624,888
                                                                                                         ----------------
     Transportation 3.2%
     Air Express International Corp. ...........................................              911,000          23,913,750
  a,fAtlantic Coast Airlines, Inc.   ...........................................              700,000          39,593,750
     C.H. Robinson Worldwide, Inc. .............................................            1,046,200          23,931,825
     Circle International Group, Inc. ..........................................              205,400           5,504,083
     Expeditors International of Washington, Inc. ..............................            1,016,100          43,184,240
  a,fMesa Air Group, Inc. ......................................................            1,646,100          13,168,800
  a  Royal Olympic Cruise Lines, Inc. ..........................................              274,000           5,034,750
                                                                                                         ----------------
                                                                                                              154,331,198
                                                                                                         ----------------
  a  Utilities 5.1%
  f  Arch Communications Group, Inc. ...........................................            2,000,000        $ 11,375,000
     ICG Communications, Inc. ..................................................            1,399,100          48,968,500
     Intermedia Communications, Inc. ...........................................              541,300          39,506,456
     Millicom International Cellular, SA (Luxembourg )..........................              865,200          33,850,950
     Paging Network, Inc. ......................................................            2,917,200          41,023,125
  f  Primus Telecommunications Group, Inc. .....................................            1,003,000          23,946,625
  f  Rural Cellular Corp., Class A .............................................              700,800          12,439,200
  b,fWestern Wireless Corp., Class A ...........................................            1,719,200          33,524,400
                                                                                                         ----------------
                                                                                                              244,634,256
                                                                                                         ----------------
     Total Common Stocks and Rights (Cost $3,657,778,453) ......................                            4,303,100,023
                                                                                                         ----------------
                                                                                            PRINCIPAL
                                                                                             AMOUNT
                                                                                           -----------
     Convertible Bonds .4%
     Activision, Inc., cvt. sub. notes, 144A, 6.75%, 1/01/05 ...................          $ 4,900,000           4,238,500
     Atlantic Coast Airlines, cvt. sub. notes, 144A, 7.00%, 7/01/04 ............              500,000           1,582,500
  a  Western Digital Corp., cvt. sub. debenture, 144A, zero coupon, 2/18/18 ....           23,800,000           8,865,500
     Wind River Systems, cvt. sub. notes, 144A, 5.00%, 8/01/02 .................            3,100,000           3,115,500
                                                                                                         ----------------
     Total Convertible Bonds (Cost $17,121,500) ................................                               17,802,000
                                                                                                         ----------------
     Total Long Term Investments (Cost $3,674,899,953) .........................                            4,320,902,023
                                                                                                         ----------------
  e  Repurchase Agreement 15.8%
     Joint Repurchase Agreement, 5.487%, 5/01/98,
     (Maturity Value $758,977,182) (Cost $758,861,509) .........................          758,861,509         758,861,509
      BancAmerica Robertson Stephens (Maturity Value $67,670,406)
      Barclays Capital Group, Inc. (Maturity Value $67,670,406)
      Bear, Stearns & Co., Inc. (Maturity Value $36,909,055)
      BT Alex Brown, Inc. (Maturity Value $67,670,406)
      Chase Securities, Inc. (Maturity Value $45,364,067)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $67,670,406)
      Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $67,670,406)
      Greenwich Capital Markets, Inc. (Maturity Value $67,670,406)
      Lehman Brothers, Inc. (Maturity Value $67,670,406)
      Paribas Corp. (Maturity Value $67,670,406)
      SBC Warburg Dillon Read, Inc. (Maturity Value $67,670,406)
      UBS Securities, L.L.C. (Maturity Value $67,670,406)
        Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $4,433,761,462) 105.6% ............................                            5,079,763,532
     Other Assets, less Liabilities (5.6%) .....................................                             (271,400,744)
                                                                                                         ----------------
     Net Assets 100.0% .........................................................                           $4,808,362,788
                                                                                                         ----------------

aNon-income producing.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
eSee Note 1(c) regarding joint repurchase agreement.
fSee Note 9 regarding holding of 5% voting securities.



FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Strategic Income Fund
                                                                                   Class I
                                                                     -----------------------------------
                                                                          Year Ended April 30, 1998
                                                                     -----------------------------------
                                                                      1998       1997      1996   19952
                                                                     -----------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                                   $10.86     $10.77    $10.18  $10.00
                                                                     -----------------------------------
Income from investment operations:
 Net investment income                                                  .87        .93       .85     .70
 Net realized and unrealized gains                                      .50        .39       .67     .15
                                                                     -----------------------------------
Total from investment operations                                       1.37       1.32      1.52     .85
                                                                     -----------------------------------
Less distributions from:
 Net investment income                                                 (.90)      (.96)     (.82)   (.67)
 Net realized gains                                                    (.09)      (.27)     (.11)  --
                                                                     -----------------------------------
Total distributions                                                    (.99)     (1.23)     (.93)   (.67)
                                                                     -----------------------------------
Net asset value, end of year                                         $11.24     $10.86    $10.77  $10.18
                                                                     ===================================
Total return*                                                         13.10%     12.64%    15.59%   8.94%

Ratios/supplemental data
Net assets, end of year (000's)                                     $166,633    $34,864   $13,022  $6,736
Ratios to average net assets:
 Expenses                                                               .25%       .23%      .25%    .25%***
 Expenses excluding waiver and payments by affiliate                   1.05%      1.05%     1.08%   1.38%***
 Net investment income                                                 7.65%      8.60%     8.53%   7.93%***
Portfolio turnover rate                                               47.47%    114.26%    73.95%  68.43%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
***Annualized
2For the period May 24, 1994 (effective date) to April 30, 1995.


FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998

                                                                                                        SHARES/
                                                                                                        WARRANTS/
  Franklin Strategic Income Fund                                                         COUNTRY         RIGHTS          VALUE
   a Common Stocks, Warrants, and Rights
     Gulf States Steel, warrants ............................................          United States       200         $ 1,040
     Orion Network Systems, Inc., SA, warrants ..............................          United States       300           4,455
     Sullivan Broadcast Holdings ............................................          United States     1,600          49,600
     Venezuela Oil Value Recovery, rights ...................................            Venezuela       3,035              --
     Wireless One, Inc., warrants ...........................................          United States       400               2
                                                                                                                  ------------
     Total Common Stocks, Warrants, and Rights (Cost $19,735) ...............                                           55,097
                                                                                                                  ------------
     Preferred Stocks .6%
     California Federal Bank, 11.50%, pfd. ..................................          United States     1,000         114,000
   a CSC Holdings Inc., 11.125%, pfd. .......................................          United States     1,259         144,578
     Fresenius Medical Care, 144A, 9.00%, pfd. ..............................             Germany          100         103,250
     Sinclair Capital, 11.625%, pfd. ........................................          United States     3,000         329,250
     Time Warner, Inc., 10.25%, pfd. ........................................          United States       234         263,689
                                                                                                                  ------------
     Total Preferred Stocks (Cost $836,450)..................................                                          954,767
                                                                                                                  ------------
     Convertible Preferred Stocks 4.3%
     CNF Trust I, 5.00%, cvt., pfd. .........................................          United States     5,700         336,300
     El Paso Energy, 4.75%, cvt., pfd. ......................................          United States    32,000       1,682,000
     Hilton Hotels, 8.00%, cvt., pfd. .......................................          United States    11,200         329,700
     PLC Capital Trust II, 6.50%, cvt., pfd. ................................          United States    10,000         625,000
     Ralston Purina Co., 7.00%, cvt., pfd. ..................................          United States     9,300         566,138
     Salomon, Inc., 6.25%, cvt., pfd. .......................................          United States     6,700         459,788
     Triathlon Broadcasting, 9.00%, cvt., pfd. ..............................          United States    20,000         217,500
     Union Pacific Capital Trust, 144A, 6.25%, cvt., pfd. ...................          United States    40,000       2,130,000
     WBK Strypes Trust, 10.00%, cvt., pfd. ..................................          United States    21,900         747,338
                                                                                                                  ------------
     Total Convertible Preferred Stocks (Cost $6,511,478)....................                                        7,093,764
                                                                                                                  ------------

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT*
                                                                                                    ------------
     High Yield Corporate Bonds 28.0%
     Automotive 1.4%
     Advanced Accessory/AAS Cap, senior sub. notes, 144A, 9.75%, 10/01/07 ...          United States $ 100,000         101,750
     Aetna Industries, Inc., senior notes, 11.875%, 10/01/06 ................          United States   200,000         220,000
     Cambridge Industries, Inc., senior sub. notes, 10.25%, 7/15/07 .........          United States   600,000         624,000
     Collins & Aikman Products, senior sub. notes, 11.50%, 4/15/06 ..........          United States   100,000         112,500
   a,dHarvard Industries, Inc., senior notes, 11.125%, 8/01/05...............          United States   300,000         117,000
     Key Plastics, Inc., senior sub. notes, 10.25%, 3/15/07 .................          United States   100,000         106,375
     LDM Technologies, Inc., senior sub. notes, 10.75%, 1/15/07 .............          United States   200,000         216,000
     Talon Automotive Group, senior sub. notes, 144A, 9.625%, 5/01/08 .......          United States   800,000         804,000
                                                                                                                  ------------
                                                                                                                     2,301,625
                                                                                                                  ------------
     Broadcasting 1.4%
     Chancellor Media Corp., senior sub. notes, 8.75%, 6/15/07 ..............          United States   500,000         520,000
     Lin Holdings Corp., senior disc. notes, 144A, zero coupon to 3/1/03, 10.00%
      thereafter, 3/01/08 ...................................................          United States 1,500,000         941,250
     Sinclair Broadcast Group Inc., senior sub notes, 8.75%, 12/15/07 .......          United States   700,000         712,250
     Sullivan Broadcast Holdings, senior deb., 13.25%, 12/15/06 .............          United States   100,000         121,000
                                                                                                                  ------------
                                                                                                                     2,294,500
                                                                                                                  ------------
     Cable Television 1.4%
     CSC Holdings Inc., 9.875%, 4/01/23 .....................................          United States$ 1,000,00     $ 1,107,500
     Diamond Cable Communications, senior notes, zero coupon to 12/15/00, 11.75%
      thereafter, 12/15/05 ..................................................         United Kingdom   150,000         120,000
     Diamond Cable Communications, senior notes, zero coupon to 2/15/02, 10.75%
      thereafter, 2/15/07 ...................................................         United Kingdom   150,000         106,500
     Diamond Holdings, Plc., senior notes, 144A, 9.125%, 2/01/08 ............         United Kingdom 1,000,000       1,025,000
                                                                                                                  ------------
                                                                                                                     2,359,000
                                                                                                                  ------------
     Chemical .6%
     Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07 ................          United States 1,000,000       1,007,500
                                                                                                                  ------------
     Consumer Products .9%
     E&S Holdings Corp., senior sub. notes, 10.375%, 10/01/06 ...............          United States   100,000          84,000
     Revlon Consumer Products, senior sub. notes, 144A, 8.625%, 2/1/08 ......          United States 1,000,000       1,002,500
     Sealy Corp., senior sub. notes, 144A, 9.875%, 12/15/07 .................          United States   200,000         212,000
     Sealy Corp., senior disc. notes, 144A, zero coupon to 12/15/02, 10.925%
      thereafter, 12/15/07 ..................................................          United States   300,000         201,000
                                                                                                                  ------------
                                                                                                                     1,499,500
                                                                                                                  ------------
     Containers and Packaging 1.0%
     Anchor Glass, 11.25%, 4/01/05 ..........................................          United States   300,000         331,500
     Anchor Glass, 144A, 9.875%, 3/15/08 ....................................          United States   700,000         712,250
     Four M Corp., senior notes, Series B, 12.00%, 6/01/06 ..................          United States   200,000         208,000
     Graham Packaging Corp., senior sub. notes, 144A, 8.750%, 1/15/08 .......          United States   200,000         201,000
     Graham Packaging Corp., senior disc. notes, 144A, zero coupon to 1/15/03, 10.75%
      thereafter, 1/15/09 ...................................................          United States   200,000         124,000
     U.S. Can Corp., senior sub. notes, Series B, 10.125%, 10/15/06 .........          United States   100,000         107,000
                                                                                                                  ------------
                                                                                                                     1,683,750
                                                                                                                  ------------
     Energy 1.8%
     Abraxas Petroleum Corp., senior notes, Series B, 11.50%, 11/01/04 ......          United States   500,000         526,250
     Abraxas Petroleum Corp., senior notes, Series B, 144A, 11.50%, 11/01/04           United States   380,000         398,050
     Chesapeake Energy Corp., senior notes, 144A, 9.625%, 5/01/05 ...........          United States   300,000         301,500
     Clark R&M, Inc., senior sub. notes., 8.875%, 11/15/07 ..................          United States 1,000,000       1,015,000
     Dailey International, Inc., senior notes, 144A, 9.50%, 2/15/08 .........          United States   300,000         300,000
     Dawson Production Services, senior notes, 9.375%, 2/01/07 ..............          United States   100,000         102,000
     Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06 ...................          United States   100,000         103,500
     Pride International, Inc., senior notes, 9.375%, 5/01/07 ...............          United States   100,000         107,500
     Rutherford-Moran Oil, senior sub. notes, 10.75%, 10/01/04 ..............          United States   100,000         107,500
                                                                                                                  ------------
                                                                                                                     2,961,300
                                                                                                                  ------------
     Financial .2%
     First Nationwide Escrow Corp., senior sub. notes, 10.625%, 10/01/03 ....          United States   200,000         224,500
     HomeSide Finance, Inc., senior notes, 11.25%, 5/15/03 ..................          United States   150,000         178,500
                                                                                                                  ------------
                                                                                                                       403,000
                                                                                                                  ------------

     Food and Beverages .5%
     Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 2/01/05 ..........          United States $ 100,000       $ 110,000
     Doane Products Co., senior notes, 10.625%, 3/01/06 .....................          United States   100,000         109,500
     Purina Mills, Inc., senior sub notes, 144A, 9.00%, 3/15/10 .............          United States   600,000         616,500
                                                                                                                  ------------
                                                                                                                       836,000
                                                                                                                  ------------
     Food Retailing .4%
     Fleming Cos., Inc., senior sub. notes, 10.50%, 12/01/04 ................          United States   500,000         523,125
     Shoppers Food Warehouse, senior notes, 9.75%, 6/15/04 ..................          United States   125,000         138,750
                                                                                                                  ------------
                                                                                                                       661,875
                                                                                                                  ------------
     Forest and Paper Products .4%
     Doman Industries, Ltd., senior notes, 9.25%, 11/15/07 ..................             Canada       200,000         202,000
     Pindo Deli Finance Mauritius, Ltd., 10.75%, 10/01/07 ...................            Indonesia     700,000         568,750
                                                                                                                  ------------
                                                                                                                       770,750
                                                                                                                  ------------
     Gaming and Leisure .6%
     AMF Group, Inc., senior disc. notes, zero coupon to 3/15/00, 12.25%
      thereafter, 3/15/06 ...................................................          United States 1,118,000         899,990
     Showboat, Inc., senior sub. notes, 13.00%, 8/01/09 .....................          United States   100,000         120,500
                                                                                                                  ------------
                                                                                                                     1,020,490
                                                                                                                  ------------
     Health Care 2.4%
     Fresenius Medical Care, 144A, 7.875%, 2/01/08 ..........................             Germany    1,000,000         980,000
     Magellan Health Services, Inc., senior sub. notes, 144A, 9.00%, 2/15/08           United States   600,000         603,000
     Pharmerica, Inc., senior sub notes, 144A, 8.375%, 4/1/08 ...............          United States   350,000         350,000
     Tenet Healthcare Corp., senior sub. notes, 10.125%, 3/01/05 ............          United States   100,000         111,500
     Tenet Healthcare Corp., senior sub. notes, 8.625%, 1/15/07 .............          United States   200,000         208,250
     Vencor, Inc., senior sub notes, 144A, 9.875%, 5/01/05 ..................          United States 1,200,000       1,215,000
     Vencor, Inc., senior sub. notes, 144A, 8.625%, 7/15/07 .................          United States   500,000         562,500
                                                                                                                  ------------
                                                                                                                     4,030,250
                                                                                                                  ------------
     Industrial 2.0%
     Allied Waste Industries, senior disc. notes, zero coupon to 6/01/02, 11.30%
      thereafter, 6/01/07 ...................................................          United States   500,000         371,250
     American Standard, Inc., senior sub. deb., zero coupon to 6/01/98, 10.50%
      thereafter, 6/01/05 ...................................................          United States   150,000         156,563
     Derlan Manufacturing, Inc., senior notes, 10.00%, 1/15/07 ..............             Canada       150,000         157,500
     Falcon Building Products, Inc., senior disc. notes, 10.50%, 6/15/07 ....          United States   250,000         166,875
     Intertek Finance, Plc., senior sub. notes, Series B, 10.25%, 11/01/06 ..         United Kingdom   100,000         107,000
     Neenah Corp., senior sub. notes, Series B, 11.125%, 5/01/07 ............          United States   100,000         110,625
     Nortek, Inc., senior notes, 9.125%, 9/01/07 ............................          United States   300,000         307,500
     OshKosh Truck Corp., senior sub notes, 144A, 8.750%, 3/01/08 ...........          United States   400,000         403,500
     Terex Corp., senior sub. notes, 144A, 8.875%, 4/01/08 ..................          United States   850,000         843,625
     Universal Compression Inc., senior disc. notes, 144A, zero coupon to 2/15/03,
      9.875% thereafter, 2/15/08 ............................................          United States 1,250,000         793,750
                                                                                                                  ------------
                                                                                                                     3,418,188
                                                                                                                  ------------

     Information Systems and Technology .2%
     Iron Mountain, Inc., senior sub. notes, 8.75%, 9/30/09 .................          United States $ 350,000       $ 358,750
                                                                                                                  ------------
     Lodging .5%
     HMH Properties, Inc., senior notes, 8.875%, 7/15/07 ....................          United States   500,000         556,875
     Prime Hospitality Corp., senior sub. notes, Series B, 9.75%, 4/01/07 ...          United States   300,000         317,250
                                                                                                                  ------------
                                                                                                                       874,125
                                                                                                                  ------------
     Media 2.0%
     Big Flower Press Holdings, senior sub. notes, 8.875%, 7/01/07 ..........          United States   300,000         309,000
     Fox Kids Worldwide, Inc., senior disc. notes, 144A, zero coupon to 11/01/02,
      10.25% thereafter, 11/01/07 ...........................................          United States   600,000         387,000
     Fox Kids Worldwide, Inc., senior notes, 144A, 9.25%, 11/01/07 ..........          United States   200,000         198,250
     Fox/Liberty Networks, L.L.C., senior disc. notes, zero coupon to 8/15/02, 9.75%
      thereafter, 8/15/07 ...................................................          United States   500,000         342,500
     Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07 ..............          United States   500,000         520,000
     Six Flags Entertainment., senior notes, 8.875%, 4/01/06 ................          United States   600,000         607,500
     United Artists Theaters, senior sub. notes, 144A, 9.75%, 4/15/08 .......          United States 1,000,000       1,005,000
                                                                                                                  ------------
                                                                                                                     3,369,250
                                                                                                                  ------------
     Metals and Mining .6%
     LTV Corp., senior notes, 8.20%, 9/15/07 ................................          United States 1,000,000       1,002,500
                                                                                                                  ------------
     Restaurants .6%
     AmeriServ Food Co., senior sub. notes, 10.125%, 7/15/07 ................          United States   400,000         426,000
     AmeriServ Food Distribution, senior notes, 8.875%, 10/15/06 ............          United States   500,000         512,500
                                                                                                                  ------------
                                                                                                                       938,500
                                                                                                                  ------------
     Retail .2%
     Specialty Retailers, Inc., senior notes, 8.50%, 7/15/05 ................          United States   250,000         256,875
                                                                                                                  ------------
     Telecommunications 3.4%
     Flag, Ltd., senior notes, 144A, 8.250%, 1/30/08 ........................             Bermuda      200,000         203,500
     Intelcom Group, Inc., senior disc. notes, zero coupon to 5/1/01, 12.50%
      thereafter, 5/01/06 ...................................................          United States   250,000         200,000
     Intermedia Communication, senior disc. notes, 11.25%, 7/15/07 ..........          United States   750,000         555,000
     IXC Communications, Inc., senior sub. notes, 144A, 9.00%, 4/15/08 ......          United States   650,000         650,000
     Level 3 Communications Corp., senior sub. notes, 144A, 9.125%, 5/01/08 .          United States 1,500,000       1,485,000
     Netia Holdings B.V., 144A, 10.25%, 11/01/07 ............................             Poland       200,000         208,500
     Netia Holdings B.V., 144A, zero coupon to 11/01/01, 11.25% thereafter, 11/01/07      Poland       500,000         364,375
     Nextlink Communications, Inc., senior notes, 9.625%, 10/01/07 ..........          United States   250,000         263,125
     Nextlink Communications, Inc., senior notes, 144A, 9.00%, 3/15/08 ......          United States   750,000         769,688
     Nextlink Communications, Inc., senior notes, 144A, zero coupon, 4/15/08           United States   500,000         314,375
     RSL Communications, Plc., senior disc. notes, 144A, zero coupon to 3/01/03,
      10.125% thereafter, 3/01/08 ...........................................          United States 1,000,000         620,000
                                                                                                                  ------------
                                                                                                                     5,633,563
                                                                                                                  ------------
     Textiles and Apparel .6%
     Collins & Aikman Floor Coverings, senior disc. sub. notes, Series B, 10.00%, 1/15/07 United States300,000         312,750
     Pillowtex Corp., senior sub. notes, 9.00%, 12/18/07 ....................          United States   600,000         623,250
                                                                                                                  ------------
                                                                                                                       936,000
                                                                                                                  ------------
     Transportation .7%
     L-3 Communications Corp., senior sub. notes, 10.375%, 5/01/07 ..........          United States $ 100,000       $ 110,375
     Loomis Fargo & Co., senior sub. notes, 10.00%, 1/15/04 .................          United States   100,000         101,500
     Ultrapetrol, Ltd., 144A, 10.50%, 4/01/08 ...............................             Bahamas    1,000,000       1,005,000
                                                                                                                  ------------
                                                                                                                     1,216,875
                                                                                                                  ------------
     Utilities - Electric .7%
     AES China Generating Co., Ltd., 10.125%, 12/15/06 ......................              China       100,000          94,000
     AES Corp., senior sub. notes, 8.50%, 11/01/07 ..........................          United States   750,000         772,500
     ESI Tractebel Acquisition Corp., 144A, 7.99%, 12/31/11 .................          United States   250,000         248,750
                                                                                                                  ------------
                                                                                                                     1,115,250
                                                                                                                  ------------
     Wireless Communications 3.5%
     Arch Communications Group, senior discount notes, zero coupon to 3/15/01,
      10.875% thereafter, 3/15/08 ...........................................          United States   300,000         165,750
     Comcast Cellular, senior notes, 9.50%, 5/01/07 .........................          United States   400,000         418,500
     Metrocall, Inc., senior sub. notes, 9.75%, 11/01/07 ....................          United States 1,000,000       1,020,000
     Microcell Telecommunications Service, senior disc. notes, zero coupon to
      12/01/01, 14.00% thereafter, 6/01/06 ..................................             Canada       600,000         448,500
     Millicom International Cellular, SA, senior disc. notes, zero coupon to 6/01/01,
      13.50% thereafter, 6/01/06 ............................................           Luxembourg  300,000LUF         235,500
     Nextel Communications, senior disc. notes, zero coupon to 2/15/99, 9.75%
      thereafter, 8/15/04 ...................................................          United States   500,000         483,750
     Nextel Communications, senior disc. notes, zero coupon to 10/31/02, 9.75%
      thereafter, 10/31/07 ..................................................          United States   500,000         327,500
     Nextel Communications, senior disc. notes, 144A, zero coupon to 2/15/03, 9.95%
      thereafter, 2/15/08 ...................................................          United States   300,000         192,000
     Orion Network Systems, Inc., SA, senior disc. notes, zero coupon to 1/15/02, 12.50%
      thereafter, 1/15/07 ...................................................          United States   300,000         232,500
     Paging Network, Inc., senior sub. notes, 10.125%, 8/01/07 ..............          United States   400,000         422,000
     Sprint Spectrum, L.P., senior disc. notes, zero coupon to 8/01/01, 12.50%
      thereafter, 8/15/06 ...................................................          United States   300,000         249,750
     Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06 ..................          United States   500,000         561,250
     Triton Communications L.L.C., senior disc. notes, 144A, zero coupon to 5/1/03,
      11.00% thereafter, 5/1/08 .............................................          United States 1,750,000       1,039,064
                                                                                                                  ------------
                                                                                                                     5,796,064
                                                                                                                  ------------
     Total High Yield Corporate Bonds (Cost $45,420,799) ....................                                       46,745,480
                                                                                                                  ------------
     Convertible Bonds 5.8%
     Energy .6%
     Diamond Offshore Drilling, cvt., 3.75%, 2/15/07 ........................          United States   800,000       1,082,000
                                                                                                                  ------------
     Financial .6%
     Leasing Solutions Inc., cvt., 6.875%, 10/01/03 .........................          United States 1,000,000       1,035,000
                                                                                                                  ------------
     Health Care .3%
     Assisted Living Concepts, cvt., sub. deb., 6.00%, 11/01/02 .............          United States   400,000         429,000
                                                                                                                  ------------

     Information Technology 3.7%
     Bay Networks, cvt., 144A, 5.25%, 5/15/03 ...............................          United States $ 750,000       $ 710,625
     Dovatron International, Inc., cvt., sub. notes, 144A, 6.00%, 10/15/02 ..          United States 2,000,000       2,585,000
     Kent Electronics, cvt., 4.50%, 9/01/04 .................................          United States 1,750,000       1,480,938
     Motorola Inc., cvt., sub. deb., 0.00%, 9/27/13 .........................          United States 1,750,000       1,305,938
                                                                                                                  ------------
                                                                                                                     6,082,501
                                                                                                                  ------------
     Real Estate Investment Trusts .6%
     Macerich Co., cvt., sub. notes, 144A, 7.25%, 12/15/02 ..................          United States 1,000,000         993,750
                                                                                                                  ------------
     Total Convertible Bonds (Cost $9,342,598)...............................                                        9,622,251
                                                                                                                  ------------
     Emerging Market Bonds 23.7%
     Bepensa, SA, senior notes, 144A, 9.75%, 9/30/04 ........................             Mexico       150,000         151,688
     Bridas Corp., senior notes, 12.50%, 11/15/99 ...........................            Argentina     100,000         106,250
     Cemex, SA, 144A, 10.75%, 7/15/00 .......................................             Mexico       100,000         106,370
     Centrais Eletricas Brasileiras, SA, 144A, 10.00%, 10/30/98 .............             Brazil       120,000         120,600
     Government of Jamaica, 9.625%, 7/02/02 .................................             Jamaica    1,250,000       1,257,813
     Pera Financial Services, secured notes, 144A, 9.375%, 10/15/02 .........             Turkey       160,000         152,000
     Pera Financial Services, secured notes, 144A, 9.375%, 10/15/02 .........             Turkey     1,000,000         950,000
     Poland Communications, Inc., senior notes, 9.875%, 11/01/03 ............             Poland       200,000         199,500
     Republic of Argentina, 9.25%, 2/23/01 ..................................            Argentina     275,000         284,109
     Republic of Argentina, 11.00%, 10/09/06 ................................            Argentina   1,000,000       1,101,250
     Republic of Argentina, 9.75%, 9/19/27 ..................................            Argentina     730,000         706,275
     Republic of Argentina, Bonos Del Tesoro, 8.75%, 5/09/02 ................            Argentina   3,300,000       3,235,650
     Republic of Argentina, Global, 11.375%, 1/30/17 ........................            Argentina     160,000         177,500
     Republic of Brazil, 8.875%, 11/05/01 ...................................             Brazil     2,295,000       2,360,981
     Republic of Brazil, 9.375%, 4/07/08 ....................................             Brazil     3,000,000       2,992,500
     Republic of Brazil, 6.688%, 4/15/12 ....................................             Brazil       835,000         662,781
     Republic of Brazil, 10.125%, 5/15/27 ...................................             Brazil     2,200,000       2,147,750
     Republic of Brazil, C Bond, 8.00%, 4/15/14 .............................             Brazil     2,065,181       1,715,459
     Republic of Bulgaria, floating rate deb., 6.563%, 7/28/11 ..............            Bulgaria    2,220,000       1,753,800
     Republic of Ecuador, unsub., 11.25%, 4/25/02 ...........................             Ecuador    1,000,000       1,031,250
     Republic of Ecuador, unsub., 144A, 11.25%, 4/25/02 .....................             Ecuador      750,000         773,438
     Republic of Panama, 8.875%, 9/30/27 ....................................             Panama     1,500,000       1,473,750
     Republic of Turkey, 144A, 9.875%, 2/23/05 ..............................             Turkey       750,000         761,813
     Republic of Turkey, 144A, 10.00%, 9/19/07 ..............................             Turkey       650,000         664,219
     Republic of Venezuela, 6.812%, 12/18/07 ................................            Venezuela     952,380         855,357
     Republic of Venezuela, 9.25%, 9/15/27 ..................................            Venezuela   3,643,000       3,226,332
     Republic of Venezuela, Disc. W-A, 6.563%, 3/31/20 ......................            Venezuela     250,000         220,156
     Republic of Venezuela, senior unsub. notes, 9.125%, 6/18/07 ............            Venezuela   1,200,000       1,201,560
     Republic of Venezuela, senior unsub. notes, 144A, 9.125%, 6/18/07 ......            Venezuela     100,000         100,130
     SEI Holdings IX, Inc., senior notes, 144A, 11.00%, 11/30/00 ............            Trinidad      125,000         134,376
     United Mexican States, 9.75%, 2/06/01 ..................................             Mexico     1,950,000       2,069,438
     United Mexican States, 9.875%, 1/15/07 .................................             Mexico       415,000         445,606
     United Mexican States, 8.625%, 3/12/08 .................................             Mexico     4,250,000       4,228,750
     United Mexican States, 11.375%, 9/15/16 ................................             Mexico       800,000         940,000
     United Mexican States, 11.50%, 5/15/26 .................................             Mexico       950,000       1,147,125
                                                                                                                  ------------
     Total Emerging Market Bonds (Cost $38,938,942) .........................                                       39,455,576
                                                                                                                  ------------
   a Foreign Government Bonds 15.9%..........................................         United Kingdom
     Australian Government, 9.50%, 8/15/03 ..................................            Australia $ 2,457,000 AUD $ 1,889,391
     Belgium Kingdom, 5.00%, 3/28/01 ........................................             Belgium   20,000,000 BEF     548,106
     Belgium Kingdom, 6.25%, 3/28/07 ........................................             Belgium   20,000,000 BEF     584,884
     Bundesobligation, Series 110, 5.375%, 2/22/99 ..........................             Germany    1,205,000 DEM     679,286
     Bundesobligation, Series 118, 5.25%, 2/21/01 ...........................             Germany      865,000 DEM     492,633
     Bundesschatzanweisungen, 6.875%, 2/24/99 ...............................             Germany    1,035,000 DEM     590,086
     Buoni Poliennali del Tesoro, 10.50%, 7/15/00 ...........................              Italy 2,055,000,000 ITL   1,298,096
     Buoni Poliennali del Tesoro, 7.75%, 11/01/06 ...........................              Italy 2,815,000,000 ITL   1,870,312
     Deutschland Republic, 6.00%, 1/05/06 ...................................             Germany    1,175,000 DEM     696,291
     German Unity Fund, 8.75%, 8/20/01 ......................................             Germany    1,580,000 DEM     992,640
     Government of Canada, 10.50%, 7/01/00 ..................................             Canada       935,000 CAD     724,320
     Government of Canada, 10.50%, 3/01/01 ..................................             Canada     1,645,000 CAD   1,308,237
     Government of Canada, 10.00%, 5/01/02 ..................................             Canada     1,515,000 CAD   1,238,871
     Government of Canada, 6.50%, 6/01/04 ...................................             Canada     1,000,000 CAD     742,175
     Government of Canada, 10.00%, 6/01/08 ..................................             Canada       700,000 CAD     662,126
     Kingdom of Denmark, 9.00%, 11/15/00 ....................................             Denmark    1,785,000 DKK     287,321
     Kingdom of Denmark, 8.00%, 5/15/03 .....................................             Denmark    5,630,000 DKK     930,003
     Kingdom of Denmark, 7.00%, 12/15/04 ....................................             Denmark    6,000,000 DKK     968,063
     New Zealand Government, 6.50%, 2/15/00 .................................           New Zealand  1,295,000 NZD     704,591
     Spanish Government, 12.25%, 3/25/00 ....................................              Spain   176,680,000 ESP   1,320,449
     Spanish Government, 8.80%, 4/30/06 .....................................              Spain   235,150,000 ESP   1,903,077
     Swedish Government, 13.00%, 6/15/01 ....................................             Sweden     6,200,000 SEK     985,713
     Swedish Government, 10.25%, 5/05/03 ....................................             Sweden    11,700,000 SEK   1,860,347
     Treuhandanstalt, 7.75%, 10/02/02 .......................................             Germany    1,530,000 DEM     955,174
     U.K. Treasury, 8.00%, 12/07/00 .........................................         United Kingdom 1,070,000 GBP   1,860,031
     World Bank IBRD-Global Bond, 4.50%, 3/20/03 ............................              Japan    45,000,000 JPY     395,704
                                                                                                                  ------------
     Total Foreign Government Bonds (Cost $26,827,137) ......................                                       26,487,927
                                                                                                                  ------------
     U.S. Government Securities 4.8%
     U.S. Treasury Bonds, 7.125%, 2/15/23 ...................................          United States   400,000         455,750
     U.S. Treasury Notes, 5.875%, 9/30/02 ...................................          United States 5,000,000       5,037,505
     U.S. Treasury Notes, 5.625%, 12/31/02 ..................................          United States 2,500,000       2,495,315
                                                                                                                  ------------
     Total U.S. Government Securities (Cost $7,945,016) .....................                                        7,988,570
                                                                                                                  ------------
     Mortgages 7.6%
     Miscellaneous Mortgages 2.4%
     Morgan Stanley Capital I, 6.55%, 12/15/07 ..............................          United States 2,000,000       2,020,781
     Nomura Asset Securities Corp., Series 1998 D-6, 6.77%, 3/17/28 .........          United States 2,000,000       2,007,500
                                                                                                                  ------------
                                                                                                                     4,028,281
                                                                                                                  ------------
     U.S. Government Agencies/Mortgages 5.2%
     FHLMC, 7.00%, 1/01/09 ..................................................          United States    18,969          19,361
     FHLMC, 6.00%, 4/01/09 ..................................................          United States    20,720          20,553
     FHLMC, 6.00%, 1/01/11 ..................................................          United States    20,932          20,704
     FHLMC, 6.50%, 4/01/11 ..................................................          United States    32,629          32,864
     FHLMC, 7.00%, 9/01/11 ..................................................          United States    42,127          43,003
     FHLMC, 7.00%, 4/01/24 ..................................................          United States    48,179          48,967
     FHLMC, 7.50%, 4/01/24 ..................................................          United States    36,549          37,536
     FHLMC, 8.50%, 12/01/24 .................................................          United States    19,942          20,908
     U.S. Government Agencies/Mortgages (cont.)
     FHLMC, 9.00%, 12/01/24 .................................................          United States  $ 12,926        $ 13,709
     FHLMC, 7.00%, 11/01/25 .................................................          United States    26,497          26,876
     FHLMC, 8.00%, 11/01/25 .................................................          United States    22,864          23,736
     FHLMC, 6.50%, 12/01/25 .................................................          United States    35,735          35,562
     FHLMC, 7.50%, 1/01/26 ..................................................          United States    30,573          31,396
     FHLMC, 8.00%, 1/01/26 ..................................................          United States    19,527          20,271
     FHLMC, 6.50%, 3/01/26 ..................................................          United States    47,584          47,308
     FHLMC, 7.00%, 9/01/26 ..................................................          United States    26,783          27,164
     FHLMC, 7.50%, 1/01/27 ..................................................          United States    61,782          63,438
   b FHLMC, 7.00%, 5/01/28 ..................................................          United States 1,000,000       1,011,250
     FNMA, 7.50%, 10/01/07 ..................................................          United States    27,957          28,812
     FNMA, 2.125%, 10/09/07 .................................................          United States50,000,000 JPY     390,827
     FNMA, 6.50%, 2/01/09 ...................................................          United States    28,219          28,397
     FNMA, 6.50%, 4/01/11 ...................................................          United States    21,529          21,652
     FNMA, 6.50%, 1/01/24 ...................................................          United States    35,452          35,297
     FNMA, 7.00%, 5/01/24 ...................................................          United States    21,115          21,434
     FNMA, 8.00%, 1/01/25 ...................................................          United States    25,621          26,621
     FNMA, 9.00%, 3/01/25 ...................................................          United States    20,482          21,701
     FNMA, 9.00%, 5/01/25 ...................................................          United States     4,978           5,274
     FNMA, 8.50%, 7/01/25 ...................................................          United States    18,639          19,570
     FNMA, 8.00%,12/01/25 ...................................................          United States   839,149         871,641
     FNMA, 7.00%, 1/01/26 ...................................................          United States    46,575          47,180
     FNMA, 7.00%, 3/01/26 ...................................................          United States    51,786          52,449
     FNMA, 7.50%, 3/01/26 ...................................................          United States    37,547          38,587
     FNMA, 8.00%, 5/01/26 ...................................................          United States    21,096          21,880
     FNMA, 8.00%, 6/01/26 ...................................................          United States    15,643          16,225
     FNMA, 7.50%, 8/01/26 ...................................................          United States    34,087          35,032
     FNMA, 7.50%, 10/01/26 ..................................................          United States    18,890          19,413
     FNMA, 8.00%, 1/01/27 ...................................................          United States    52,269          54,211
     FNMA, 7.00%, 4/01/27 ...................................................          United States   990,931       1,003,542
     FNMA, 6.50%, 3/01/28 ...................................................          United States 3,027,284       3,000,795
     GNMA, SF, 7.50%, 9/15/23 ...............................................          United States    17,571          18,107
     GNMA, SF, 6.50%, 3/15/24 ...............................................          United States    47,723          47,528
     GNMA, SF, 8.00%, 6/15/24 ...............................................          United States    39,401          40,924
     GNMA, SF, 8.50%, 8/15/24 ...............................................          United States    12,960          13,712
     GNMA, SF, 9.00%, 1/15/25 ...............................................          United States     4,896           5,257
     GNMA, SF, 8.00%, 2/15/25 ...............................................          United States    17,928          18,660
     GNMA, SF, 9.50%, 6/15/25 ...............................................          United States    11,873          12,884
     GNMA, SF, 7.50%, 1/15/26 ...............................................          United States    22,189          22,823
     GNMA, SF, 7.50%, 1/15/26 ...............................................          United States    21,245          21,852
     GNMA, SF, 7.50%, 2/15/26 ...............................................          United States    22,524          23,168
     GNMA, SF, 7.00%, 3/15/26 ...............................................          United States    24,067          24,401
     GNMA, SF, 9.00%, 3/15/26 ...............................................          United States    39,749          42,627
     GNMA, SF, 8.00%, 6/15/26 ...............................................          United States    55,964          58,121
     GNMA, SF, 8.50%, 7/15/26 ...............................................          United States    21,098          22,277

     U.S. Government Agencies/Mortgages (cont.)
     GNMA, SF, 7.50%, 9/15/27 ...............................................          United States $ 984,559     $ 1,012,537
     GNMA II, 7.00%, 9/20/25 ................................................          United States    51,288          51,906
                                                                                                                  ------------
                                                                                                                     8,741,930
                                                                                                                  ------------
     Total Mortgages (Cost $12,759,657) .....................................                                       12,770,211
                                                                                                                  ------------
     Total Long Term Investments (Cost $148,601,812) ........................                                      151,173,643
                                                                                                                  ------------
   e Repurchase Agreement 9.7%
     Joint Repurchase Agreement, 5.487%, 5/01/98, (Maturity Value $16,204,390)
      (Cost $16,201,920) ....................................................          United States16,201,920      16,201,920
       BancAmerica Robertson Stephens (Maturity Value $1,422,908)
       Barclays Capital Group, Inc. (Maturity Value $1,422,908)
       Bear, Stearns & Co., Inc. (Maturity Value $776,190)
       BT Alex Brown, Inc. (Maturity Value $1,668,400)
       Chase Securities, Inc. (Maturity Value $953,628)
       Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,422,908)
       Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $1,422,908)
       Greenwich Capital Markets, Inc. (Maturity Value $1,422,908)
       Lehman Brothers, Inc. (Maturity Value $1,422,908)
       Paribas Corp. (Maturity Value $1,422,908)
       SBC Warburg Dillon Read, Inc. (Maturity Value $1,422,908)
       UBS Securities, L.L.C. (Maturity Value $1,422,908)
        Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $164,803,732) 100.4% ...........................                                      167,375,563
     Other Assets, Less Liabilities (.4%) ...................................                                        (742,165)
                                                                                                                  ------------
     Net Assets 100.0%.......................................................                                     $166,633,398
                                                                                                                  ------------

Currency Abbreviations
AUD  - Australian Dollar
BEF  - Belgium Franc
CAD  - Canadian Dollar
DEM  - German Mark
DKK  - Danish Krone
ESP  - Spanish Peseta
GBP  - British Pound
ITL  - Italian Lira
JPY  - Japanese Yen
LUF  - Luxembourg Franc
NZD  - New Zealand Dollar
SEK  - Swedish Krona

*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
dSee Note 7 regarding defaulted securities.
eSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN STRATEGIC SERIES
Financial Statements

Statements of Assets and Liabilities
April 30, 1998

                                                                    Franklin                           Franklin
                                                                  Biotechnology      Franklin          California
                                                                  Discovery Fund   Blue Chip Fund      Growth Fund
                                                                 --------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...............................    $60,702,665        $13,431,295        $653,105,078
  Cost - Non-controlled affiliated issuers ..................             --                 --          13,388,521
                                                                 --------------------------------------------------
  Value - Unaffiliated issuers ..............................     62,998,977         15,743,335         765,862,178
  Value - Non-controlled affiliated issuers .................             --                 --          14,432,813
 Repurchase agreements, at value and cost ...................      6,573,605            990,256          66,057,064
 Cash .......................................................        554,836             68,397             630,597
 Receivables:
  Investment securities sold ................................      7,204,919            135,125           3,154,676
  Capital shares sold .......................................        308,797              6,735           3,860,727
  Dividends and interest ....................................             --             26,332             546,238
  Affiliates ................................................             --             12,705                  --
 Deposits with brokers for securities sold short ............      3,001,001                 --                  --
 Other assets ...............................................         19,669                 --                  --
                                                                 --------------------------------------------------
      Total assets ..........................................     80,661,804         16,982,885         854,544,293
                                                                 --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................        310,000             97,544           8,445,755
  Capital shares redeemed ...................................         80,936                 --             335,802
  Affiliates ................................................        149,913             28,537           1,114,919
  Shareholders ..............................................         21,446              5,812             655,822
 Securities sold short, at value
 (proceeds $6,874,305) ......................................      6,519,963                 --                  --
 Other liabilities ..........................................         33,389             14,872              36,911
                                                                 --------------------------------------------------
      Total liabilities .....................................      7,115,647            146,765          10,589,209
                                                                 --------------------------------------------------
       Net assets, at value .................................    $73,546,157        $16,836,120        $843,955,084
                                                                 ==================================================

                                                                  Franklin                               Franklin
                                                                 Biotechnology         Franklin         California
                                                                Discovery Fund      Blue Chip Fund      Growth Fund
                                                                 --------------------------------------------------
Net assets consist of:
 Undistributed net investment income (loss) .................            $--           $ 51,383         $ 1,171,577
 Net unrealized appreciation ................................      2,650,654          2,308,083         113,801,392
 Accumulated net realized gain (loss) .......................        (89,289)          (428,215)         21,746,042
 Capital shares .............................................     70,984,792         14,904,869         707,236,073
                                                                 --------------------------------------------------
      Net assets, at value ..................................    $73,546,157        $16,836,120        $843,955,084
                                                                 ==================================================
Class I:
 Net assets, at value .......................................    $73,546,157        $16,836,120        $721,254,298
                                                                 ==================================================
 Shares outstanding .........................................      2,735,059          1,351,240          28,882,609
                                                                 ==================================================
 Net asset value per share* .................................         $26.89             $12.46              $24.97
                                                                 ==================================================
 Maximum offering price per share
 (net asset value per share O 95.50%) .......................         $28.16             $13.05              $26.15
                                                                 ==================================================
Class II:
 Net assets, at value .......................................             --                 --        $122,700,786
                                                                 ==================================================
 Shares outstanding .........................................             --                 --           4,944,822
                                                                 ==================================================
 Net asset value per share* .................................             --                 --              $24.81
                                                                 ==================================================
 Maximum offering price per share
 (net asset value per share O 99.00%) .......................             --                 --              $25.06
                                                                 ==================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                                                                  Franklin
                                                                Global Health    Franklin Global     Franklin MidCap
                                                                  Care Fund       Utilities Fund       Growth Fund
                                                                 --------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...............................   $147,700,628       $182,174,689         $19,759,908
  Cost - Non-controlled affiliated issuers ..................     18,457,780                 --                  --
                                                                 --------------------------------------------------
  Value - Unaffiliated issuers ..............................    178,015,889        236,649,027          25,749,712
  Value - Non-controlled affiliated issuers .................     11,652,341                 --                  --
 Repurchase agreements, at value and cost ...................      6,442,276          9,251,867           4,355,103
 Cash .......................................................        226,198                 --              95,250
 Receivables:
  Investment securities sold ................................      5,759,899                 --               1,787
  Capital shares sold .......................................        416,679            691,002              51,169
  Dividends and interest ....................................          3,000            637,050               7,970
  Affiliates ................................................             --                 --                 348
                                                                 --------------------------------------------------
      Total assets ..........................................    202,516,282        247,228,946          30,261,339
                                                                 --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................             --          3,607,970             349,895
  Capital shares redeemed ...................................        144,353            199,387                  --
  Affiliates ................................................        316,421            299,799              35,743
  Shareholders ..............................................        171,530            171,765               6,915
 Other liabilities ..........................................         18,343             32,038               5,124
                                                                 --------------------------------------------------
      Total liabilities .....................................        650,647          4,310,959             397,677
                                                                 --------------------------------------------------
       Net assets, at value .................................   $201,865,635       $242,917,987         $29,863,662
                                                                 ==================================================


                                                                    Franklin
                                                                Global Health    Franklin Global    Franklin MidCap
                                                                   Care Fund      Utilities Fund      Growth Fund
                                                                 --------------------------------------------------
Net assets consist of:
 Undistributed net investment income ........................            $--        $ 1,555,065                 $--
 Net unrealized appreciation ................................     23,509,822         54,474,242           5,989,804
 Accumulated net realized gain ..............................        116,079         11,322,847             319,578
 Capital shares .............................................    178,239,734        175,565,833          23,554,280
                                                                 --------------------------------------------------
      Net assets, at value ..................................   $201,865,635       $242,917,987         $29,863,662
                                                                 ==================================================
Class I:
 Net assets, at value .......................................   $176,545,075       $226,593,935         $29,863,662
                                                                 ==================================================
 Shares outstanding .........................................      9,156,408         13,050,797           1,711,958
                                                                 ==================================================
 Net asset value per share* .................................         $19.28             $17.36              $17.44
                                                                 ==================================================
 Maximum offering price per share
 (net asset value per share O 95.50%) .......................         $20.19             $18.18              $18.26
                                                                 ==================================================
Class II:
 Net assets, at value .......................................   $ 25,320,560       $ 16,324,052                  --
                                                                 ==================================================
 Shares outstanding .........................................      1,321,101            946,226                  --
                                                                 ==================================================
 Net asset value per share* .................................         $19.17             $17.25                  --
                                                                 ==================================================
 Maximum offering price per share
 (net asset value per share O 99.00%) .......................         $19.36             $17.42                  --
                                                                 ==================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                                                                                  Franklin               Franklin
                                                               Franklin Natural   Small Cap             Strategic
                                                                Resources Fund   Growth Fund           Income Fund
                                                                 --------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...............................    $50,158,063     $2,480,319,729        $148,601,812
  Cost - Non-controlled affiliated issuers ..................             --      1,194,580,224                  --
                                                                 --------------------------------------------------
  Value - Unaffiliated issuers ..............................     56,480,518      2,988,943,418         151,173,643
  Value - Non-controlled affiliated issuers .................             --      1,331,958,605                  --
 Repurchase agreements, at value and cost ...................      8,987,626        758,861,509          16,201,920
 Cash .......................................................         34,450         14,884,021             816,352
 Receivables:
  Investment securities sold ................................          7,265          2,011,770             901,418
  Capital shares sold .......................................        143,156         25,658,027           1,509,379
  Dividends and interest ....................................        103,925            347,502           2,768,455
  Affiliates ................................................         16,929                 --             160,222
 Unrealized gain on forward
 exchange contracts (Note 6) ................................             --                 --              54,246
                                                                 --------------------------------------------------
      Total assets ..........................................     65,773,869      5,122,664,852         173,585,635
                                                                 --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................             --         86,784,575           6,305,465
  Capital shares redeemed ...................................            427          2,558,612              73,749
  Affiliates ................................................         57,058          5,954,813              96,365
  Shareholders ..............................................         61,526         11,226,579              85,744
 Payable upon return of
 securities loaned (Note 10) ................................      2,322,000        207,631,985                  --
 Unrealized loss on forward
 exchange contracts (Note 6) ................................             --                 --             379,760
 Other liabilities ..........................................        166,823            145,500              11,154
                                                                 --------------------------------------------------
      Total liabilities .....................................      2,607,834        314,302,064           6,952,237
                                                                 --------------------------------------------------
       Net assets, at value .................................    $63,166,035     $4,808,362,788        $166,633,398
                                                                 ==================================================

                                                                    Franklin         Franklin
                                                                 Franklin Natural    Small Cap           Strategic
                                                                  Resources Fund    Growth Fund         Income Fund
                                                                 --------------------------------------------------
Net assets consist of:
 Undistributed net investment income ........................      $ 293,376               $ --           $ 131,047
 Net unrealized appreciation ................................      6,322,455        646,002,070           2,252,475
 Accumulated net realized gain (loss) .......................       (612,877)        62,459,516            (134,177)
 Capital shares .............................................     57,163,081      4,099,901,202         164,384,053
                                                                 --------------------------------------------------
      Net assets, at value ..................................    $63,166,035     $4,808,362,788        $166,633,398
                                                                 ==================================================
Class I:
 Net assets, at value .......................................    $62,273,906     $3,957,972,469        $166,633,398
                                                                 ==================================================
 Shares outstanding .........................................      4,028,477        152,638,807          14,831,268
                                                                 ==================================================
 Net assets value per share* ................................         $15.46             $25.93              $11.24
                                                                 ==================================================
 Maximum offering price per share
 (net asset value per share O 95.50%, 95.50%, 95.75%,
 respectively) ..............................................         $16.19             $27.15              $11.74
                                                                 ==================================================
Class II:
 Net assets, at value .......................................             --      $ 731,707,459                  --
                                                                 ==================================================
 Shares outstanding .........................................             --         28,598,878                  --
                                                                 ==================================================
 Net asset value per share* .................................             --             $25.59                  --
                                                                 ==================================================
 Maximum offering price per share
 (net asset value per share O 99.00%) .......................             --             $25.85                  --
                                                                 ==================================================
Advisor Class:
 Net assets, at value .......................................      $ 892,129      $ 118,682,860                  --
                                                                 ==================================================
 Shares outstanding .........................................         57,638          4,563,483                  --
                                                                 ==================================================
 Net asset value and maximum offering price per share .......         $15.48             $26.01                  --
                                                                 ==================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Operations
for the year ended April 30, 1998

                                                                   Franklin                              Franklin
                                                                 Biotechnology       Franklin           California
                                                                Discovery Fund**   Blue Chip Fund       Growth Fund
                                                                 --------------------------------------------------
Investment income:*
 Dividends ..................................................            $--          $ 130,525         $ 5,006,474
 Interest ...................................................        328,275            110,911           4,606,211
                                                                 --------------------------------------------------
      Total investment income ...............................        328,275            241,436           9,612,685
                                                                 --------------------------------------------------
Expenses:
 Management fees (Note 3) ...................................        196,583             91,184           2,866,217
 Administrative fees (Note 3) ...............................         44,500                 --                  --
 Distribution fees (Note 3)
  Class I ...................................................        104,362             26,000           1,300,088
  Class II ..................................................             --                 --             687,671
 Transfer agent fees (Note 3) ...............................         79,420             34,500             982,605
 Custodian fees .............................................          9,943              5,156               7,473
 Reports to shareholders ....................................         10,430             10,327             257,967
 Registration and filing fees ...............................          1,250             16,375              68,708
 Professional fees ..........................................         12,971              1,841              19,784
 Trustees' fees and expenses ................................            120                 42               4,469
 Amortization of offering costs (Note 1) ....................         32,782                 --                  --
 Pricing fees ...............................................             --             13,732               1,415
 Other ......................................................          8,454              5,725              77,661
                                                                 --------------------------------------------------
      Total expenses ........................................        500,815            204,882           6,274,058
      Expenses waived/paid by affiliate (Note 3) ............        (35,315)           (73,186)                 --
                                                                 --------------------------------------------------
       Net expenses .........................................        465,500            131,696           6,274,058
                                                                 --------------------------------------------------
        Net investment income (loss) ........................       (137,225)           109,740           3,338,627
                                                                 --------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...............................................       (362,395)          (362,701)         42,533,146
  Foreign currency transactions .............................          2,676             (8,732)                 --
  Securities sold short .....................................        438,271                 --                  --
                                                                 --------------------------------------------------
   Net realized gain (loss) .................................         78,552           (371,433)         42,533,146
 Net unrealized appreciation (depreciation) on:
  Investments ...............................................      2,650,654          2,024,983         104,216,403
  Translation of assets and liabilities
denominated in foreign currencies ...........................             --             (3,920)                 --
                                                                 --------------------------------------------------
   Net unrealized appreciation ..............................      2,650,654          2,021,063         104,216,403
                                                                 --------------------------------------------------
Net realized and unrealized gain ............................      2,729,206          1,649,630         146,749,549
                                                                 --------------------------------------------------
Net increase in net assets resulting from operations ........     $2,591,981         $1,759,370        $150,088,176
                                                                 ==================================================

*Net of foreign taxes of $12,590 for the Franklin Blue Chip Fund.
**For the period September 15, 1997 (effective date) to April 30, 1998.

                                                                    Franklin
                                                                 Global Health   Franklin Global    Franklin MidCap
                                                                   Care Fund      Utilities Fund      Growth Fund
                                                                 --------------------------------------------------
Investment income:*
 Dividends ..................................................      $ 219,084         $5,674,618            $ 91,792
 Interest ...................................................        753,241            762,319             146,256
                                                                 --------------------------------------------------
      Total investment income ...............................        972,325          6,436,937             238,048
                                                                 --------------------------------------------------
Expenses:
 Management fees (Note 3) ...................................      1,141,626          1,179,477             135,485
 Distribution fees (Note 3)
  Class I ...................................................        469,000            502,459              44,768
  Class II ..................................................        188,100            121,500                  --
 Transfer agent fees (Note 3) ...............................        466,405            291,025              31,574
 Custodian fees .............................................         14,568             33,815                 296
 Reports to shareholders ....................................        122,578             76,956               9,450
 Registration and filing fees ...............................         63,953             32,452              17,537
 Professional fees ..........................................          7,472              7,684               4,228
 Trustees' fees and expenses ................................          1,805              1,843                 185
 Pricing fees ...............................................          1,240              4,645                 117
 Other ......................................................          5,870              6,425                 500
                                                                 --------------------------------------------------
      Total expenses ........................................      2,482,617          2,258,281             244,140
                                                                 --------------------------------------------------
       Net investment income (loss) .........................     (1,510,292)         4,178,656              (6,092)
                                                                 --------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...............................................      7,408,991         22,104,757             900,767
  Foreign currency transactions .............................        (65,505)           (36,764)             (1,488)
                                                                 --------------------------------------------------
   Net realized gain ........................................      7,343,486         22,067,993             899,279
 Net unrealized appreciation on:
  Investments ...............................................     39,298,346         39,396,011           4,795,383
  Translation of assets and liabilities
 denominated in foreign currencies ..........................            826                229                  --
                                                                 --------------------------------------------------
   Net unrealized appreciation ..............................     39,299,172         39,396,240           4,795,383
                                                                 --------------------------------------------------
Net realized and unrealized gain ............................     46,642,658         61,464,233           5,694,662
                                                                 --------------------------------------------------
Net increase in net assets resulting from operations ........    $45,132,366        $65,642,889          $5,688,570
                                                                 ==================================================

*Net of foreign taxes of $45,298, $183,892, and $1,486 for the Franklin Global
Health Care Fund, the Franklin Global Utilities Fund, and the Franklin MidCap
Growth Fund, respectively.

                                                                                     Franklin            Franklin
                                                                Franklin Natural     Small Cap           Strategic
                                                                 Resources Fund     Growth Fund         Income Fund
                                                                 --------------------------------------------------
Investment income:*
 Dividends (Note 9) .........................................      $ 553,710        $ 9,764,392           $ 271,509
 Interest ...................................................        383,110         25,927,842           6,533,406
                                                                 --------------------------------------------------
      Total investment income ...............................        936,820         35,692,234           6,804,915
                                                                 --------------------------------------------------
Expenses:
 Management fees (Note 3) ...................................        357,984         13,566,077             527,061
 Distribution fees (Note 3)
  Class I ...................................................        181,570          6,173,460             222,922
  Class II ..................................................             --          4,283,103                  --
 Transfer agent fees (Note 3) ...............................        113,674          3,755,444              66,796
 Custodian fees .............................................          8,187             50,895              11,527
 Reports to shareholders ....................................         34,867            742,709              19,266
 Registration and filing fees ...............................         41,738            595,799              40,100
 Professional fees ..........................................          3,165             89,388               3,994
 Trustees' fees and expenses ................................            593             21,703                 692
 Pricing fees ...............................................          4,783              5,997               1,430
 Other ......................................................          1,087             40,447               8,029
                                                                 --------------------------------------------------
      Total expenses ........................................        747,648         29,325,022             901,817
      Expenses waived/paid by affiliate (Note 3) ............       (198,780)                --            (687,283)
                                                                 --------------------------------------------------
       Net expenses .........................................        548,868         29,325,022             214,534
                                                                 --------------------------------------------------
        Net investment income ...............................        387,952          6,367,212           6,590,381
                                                                 --------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...............................................      3,242,908        168,904,266             343,200
  Foreign currency transactions .............................         26,123              1,316              (7,888)
                                                                 --------------------------------------------------
   Net realized gain ........................................      3,269,031        168,905,582             335,312
 Net unrealized appreciation on:
  Investments ...............................................      4,698,227        660,877,005           2,122,179
  Translation of assets and liabilities
 denominated in foreign currencies ..........................             18                 --                  --
                                                                 --------------------------------------------------
   Net unrealized appreciation ..............................      4,698,245        660,877,005           2,122,179
                                                                 --------------------------------------------------
Net realized and unrealized gain ............................      7,967,276        829,782,587           2,457,491
                                                                 --------------------------------------------------
Net increase in net assets resulting from operations ........     $8,355,228       $836,149,799          $9,047,872
                                                                 ==================================================

*Net of foreign taxes of $14,839 and $133,122 for the Franklin Natural Resources
Fund and the Franklin Small Cap Growth Fund, respectively.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended April 30, 1998 and 1997

                                                                   Franklin
                                                                 Biotechnology                   Franklin
                                                                 Discovery Fund*              Blue Chip Fund
                                                                -------------------------------------------------
                                                                     1998                1998              1997**
                                                                -------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..............................     $ (137,225)         $ 109,740         $ 35,615
  Net realized gain (loss) from
 investments and foreign currency
 transactions ...............................................         78,552           (371,433)          15,018
  Net unrealized appreciation on
 investments and translation of assets
 and liabilities denominated in foreign currencies ..........      2,650,654          2,021,063          287,020
                                                                -------------------------------------------------
      Net increase in net assets
 resulting from operations ..................................      2,591,981          1,759,370          337,653
Distributions to shareholders from:
 Net investment income:
  Class I ...................................................             --            (61,919)         (22,820)
 Net realized gains:
  Class I ...................................................        (92,644)           (81,033)              --
                                                                -------------------------------------------------
Total distributions to shareholders .........................        (92,644)          (142,952)         (22,820)
Capital share transactions: (Note 2)
  Class I ...................................................     71,046,820          9,619,758        5,285,111
                                                                -------------------------------------------------
      Net increase in net assets ............................     73,546,157         11,236,176        5,599,944
Net assets:
 Beginning of year ..........................................             --          5,599,944               --
                                                                -------------------------------------------------
 End of year ................................................    $73,546,157        $16,836,120       $5,599,944
                                                                =================================================
Undistributed net investment income
 (loss) included in net assets
 End of year ................................................            $--           $ 51,383         $ 12,294
                                                                =================================================

*For the period September 15, 1997 (effective date) to April 30, 1998.
**For the period June 3, 1996 (effective date) to April 30, 1997.

                                                                      Franklin                         Franklin
                                                               California Growth Fund           Global Health Care Fund
                                                             -----------------------------------------------------------
                                                                 1998           1997               1998          1997
                                                             -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .............................. $ 3,338,627     $ 1,347,123   $  (1,510,292)    $ (615,092)
  Net realized gain from
 investments and foreign
 currency transactions ......................................  42,533,146       5,419,170       7,343,486      9,002,325
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies .............. 104,216,403      (1,845,799)     39,299,172    (33,436,572)
                                                             -----------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations .................................. 150,088,176       4,920,494      45,132,366    (25,049,339)
Distributions to shareholders from:
 Net investment income:
  Class I ...................................................  (2,778,436)       (856,516)       (839,395)      (288,917)
  Class II ..................................................     (56,235)        (15,424)             --             --
 Net realized gains:
  Class I ................................................... (20,449,548)     (3,662,883)    (10,783,573)    (3,142,405)
  Class II ..................................................  (2,848,861)       (130,572)     (1,181,824)       (90,072)
                                                             -----------------------------------------------------------
Total distributions to shareholders ......................... (26,133,080)     (4,665,395)    (12,804,792)    (3,521,394)
Capital share transactions: (Note 2)
  Class I ................................................... 328,134,373     200,527,555      (4,628,248)    69,202,314
  Class II ..................................................  84,411,109      25,497,086      13,414,237     11,206,101
                                                             -----------------------------------------------------------
Total capital share transactions ............................ 412,545,482     226,024,641       8,785,989     80,408,415
                                                             -----------------------------------------------------------
      Net increase in net assets ............................ 536,500,578     226,279,740      41,113,563     51,837,682
Net assets:
 Beginning of year .......................................... 307,454,506      81,174,766     160,752,072    108,914,390
                                                             -----------------------------------------------------------
 End of year ................................................$843,955,084    $307,454,506    $201,865,635   $160,752,072
                                                             ===========================================================
Undistributed net investment income included in
 net assets
  End of year ............................................... $ 1,171,577       $ 667,621             $--            $--
                                                             ===========================================================



                                                                       Franklin                          Franklin
                                                                 Global Utilities Fund              MidCap Growth Fund
                                                             -----------------------------------------------------------
                                                                  1998          1997                1998          1997
                                                             -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .............................. $ 4,178,656     $ 4,919,700        $ (6,092)     $ (22,588)
  Net realized gain from investments
 and foreign currency transactions ..........................  22,067,993      20,104,534         899,279        545,132
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies ..............  39,396,240      (3,808,807)      4,795,383         (3,730)
                                                             -----------------------------------------------------------
      Net increase in net assets resulting
 from operations ............................................  65,642,889      21,215,427       5,688,570        518,814
Distributions to shareholders from:
 Net investment income:
  Class I ...................................................  (4,337,700)     (4,357,887)             --        (26,689)
  Class II ..................................................    (173,616)       (103,773)             --             --
 Net realized gains:
  Class I ................................................... (20,433,197)    (13,464,544)       (759,611)    (1,366,521)
  Class II ..................................................  (1,296,647)       (541,655)             --             --
Total distributions to shareholders ......................... (26,241,160)    (18,467,859)       (759,611)    (1,393,210)
Capital share transactions: (Note 2)
  Class I ...................................................  15,321,019       4,024,519      12,082,084      6,152,403
  Class II ..................................................   5,705,054       5,766,591              --             --
                                                             -----------------------------------------------------------
Total capital share transactions ............................  21,026,073       9,791,110      12,082,084      6,152,403
                                                             -----------------------------------------------------------
      Net increase in net assets ............................  60,427,802      12,538,678      17,011,043      5,278,007
Net assets:
 Beginning of year .......................................... 182,490,185     169,951,507      12,852,619      7,574,612
                                                             -----------------------------------------------------------
 End of year ................................................$242,917,987    $182,490,185     $29,863,662    $12,852,619
                                                             ===========================================================
Undistributed net investment income included in
 net assets
  End of year ............................................... $ 1,555,065     $ 1,924,489             $--            $--
                                                             ===========================================================

                                                                        Franklin                       Franklin
                                                                  Natural Resources Fund         Small Cap Growth Fund
                                                             -----------------------------------------------------------
                                                                    1998          1997            1998          1997
                                                             -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................   $ 387,952       $ 201,953     $ 6,367,212      $ 176,656
  Net realized gain from investments and foreign
 currency transactions ......................................   3,269,031          52,954     168,905,582     40,556,983
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies ..............   4,698,245         442,249     660,877,005    (72,391,160)
                                                             -----------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations ..................................   8,355,228         697,156     836,149,799    (31,657,521)
Distributions to shareholders from:
 Net investment income:
  Class I ...................................................    (290,715)       (151,754)    (10,251,644)    (2,394,321)
  Advisor Class .............................................     (11,637)             --        (376,164)            --
 Net realized gains:
  Class I ...................................................  (3,235,588)       (678,900)   (103,290,267)   (28,319,877)
  Class II ..................................................          --              --     (19,206,121)    (3,174,405)
  Advisor Class .............................................     (65,092)             --      (2,705,237)            --
                                                             -----------------------------------------------------------
Total distributions to shareholders .........................  (3,603,032)       (830,654)   (135,829,433)   (33,888,603)
Capital share transactions: (Note 2)
  Class I ...................................................  12,387,988      35,584,860   2,294,635,207    681,937,816
  Class II ..................................................          --              --     492,492,347    130,927,016
  Advisor Class .............................................    (483,354)      1,148,975      84,621,122     19,961,079
                                                             -----------------------------------------------------------
Total capital share transactions ............................  11,904,634      36,733,835   2,871,748,676    832,825,911
                                                             -----------------------------------------------------------
      Net increase in net assets ............................  16,656,830      36,600,337   3,572,069,042    767,279,787
Net assets:
 Beginning of year ..........................................  46,509,205       9,908,868   1,236,293,746    469,013,959
                                                             -----------------------------------------------------------
 End of year ................................................ $63,166,035     $46,509,205  $4,808,362,788 $1,236,293,746
                                                             ===========================================================
Undistributed net investment income included in
 net assets
  End of year ...............................................   $ 293,376       $ 227,995            $ --           $ --
                                                             ===========================================================


                                                                                       Franklin
                                                                                 Strategic Income Fund
                                                                                -------------------------
                                                                                   1998          1997
                                                                                -------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................   $ 6,590,381    $ 1,782,592
  Net realized gain from investments
and foreign currency transactions ..........................................       335,312        632,481
  Net unrealized appreciation (depreciation)
 on investments and translation of assets and
 liabilities denominated in foreign currencies .............................     2,122,179       (329,459)
                                                                                -------------------------
      Net increase in net assets resulting from operations .................     9,047,872      2,085,614
Distributions to shareholders from:
 Net investment income:
  Class I ..................................................................    (6,541,159)    (1,770,285)
 Net realized gains:
  Class I ..................................................................      (692,982)      (519,339)
                                                                                -------------------------
Total distributions to shareholders ........................................    (7,234,141)    (2,289,624)
Capital share transactions: (Note 2)
  Class I ..................................................................   129,955,768     22,046,373
                                                                                -------------------------
      Net increase in net assets ...........................................   131,769,499     21,842,363
Net assets:
 Beginning of year .........................................................    34,863,899     13,021,536
                                                                                -------------------------
 End of year ...............................................................  $166,633,398    $34,863,899
                                                                                =========================

Undistributed net investment income included in net assets
 End of year ...............................................................     $ 131,047      $ 141,184
                                                                                =========================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-ended investment company, consisting of nine separate series (the Funds). All Funds are non-diversified except the Franklin Blue Chip Fund, the Franklin MidCap Growth Fund, and the Franklin Small Cap Growth Fund. The Funds and their investment objectives are:

Capital Growth                  Growth and Income        Total Return
--------------------------------------------------------------------------------
Biotechnology Discovery Fund    Strategic Income Fund    Global Utilities Fund
Blue Chip Fund                                           Natural Resources Fund
California Growth Fund
Global Health Care Fund
MidCap Growth Fund
Small Cap Growth Fund

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 1998, all outstanding repurchase agreements had been entered into on that date.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Forward Exchange Contracts:

The Strategic Income Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations (see
Note 6 for details).

e. Securities Sold Short:

The Biotechnology Discovery Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

f. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

g. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Offering Costs:
Offering costs are amortized on a straight-line basis over twelve months.

i. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARESOFBENEFICIALINTEREST

The classes of shares offered within each of the Funds are indicated below. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.


Class I                        Class I & Class II         Class I & Advisor Class    Class I, Class II,& Advisor Class
----------------------------------------------------------------------------------------------------------------------
Biotechnology Discovery Fund   California Growth Fund     Natural Resources Fund     Small Cap Growth Fund
Blue Chip Fund                 Global Health Care Fund
MidCap Growth Fund             Global Utilities Fund
Strategic Income Fund

At April 30, 1998, there were an unlimited number of shares authorized ($.01 par value). On February 26, 1998, the Board approved the establishment of a second class of shares, Class II, for the Franklin Strategic Income Fund. Class II shares will become available for sale on May 1, 1998. Transactions in the Funds' shares were as follows:


                                   Franklin Biotechnology             Franklin                          Franklin
                                       Discovery Fund               Blue Chip Fund                California Growth Fund
                                ----------------------------------------------------------------------------------------
                                  Shares          Amount         Shares         Amount            Shares          Amount
                                ----------------------------------------------------------------------------------------
Class I
Year ended April 30, 19981
 Shares sold .................  3,010,054      $77,917,478      1,118,441   $12,925,246      20,145,768     $465,817,703
 Shares issued in reinvestment
 of distributions ............      3,075           72,075         12,437       135,809         978,677       21,399,872
 Shares redeemed .............   (278,070)      (6,942,733)      (295,806)   (3,441,297)     (6,859,634)    (159,083,202)
                                ----------------------------------------------------------------------------------------
 Net increase ................  2,735,059      $71,046,820        835,072   $ 9,619,758      14,264,811     $328,134,373
                                ========================================================================================
Year ended April 30, 19972
 Shares sold .................................................    612,646   $ 6,294,403      13,366,627     $262,790,549
 Shares issued in reinvestment of distributions ..............      2,160        22,245         210,190        4,152,217
 Shares redeemed .............................................    (98,638)   (1,031,537)     (3,404,453)     (66,415,211)
                                                                 -------------------------------------------------------
 Net increase ................................................    516,168   $ 5,285,111      10,172,364     $200,527,555
                                                                 =======================================================
Class II
Year ended April 30, 1998
 Shares sold ...................................................................                 4,008,172     $ 92,395,912
 Shares issued in reinvestment of distributions ................................                   122,953        2,681,530
 Shares redeemed ...............................................................                  (460,393)     (10,666,333)
                                                                                               ----------------------------
 Net increase ..................................................................                 3,670,732     $ 84,411,109
                                                                                               ============================
Year ended April 30, 19973
 Shares sold ...................................................................                 1,316,359     $ 26,332,041
 Shares issued in reinvestment of distributions ................................                     6,813          135,235
 Shares redeemed ...............................................................                   (49,082)        (970,190)
                                                                                               ----------------------------
 Net increase ..................................................................                 1,274,090     $ 25,497,086
                                                                                               ============================

1For the Biotechnology Fund, for the period September 15,1997 (effective date) to April 30, 1998.
2For the Blue Chip Fund, for the period June 3, 1996 (effective date) to April 30, 1997.
3For the California Growth Fund, for the period September 3, 1996 (effective date) to April 30, 1997.


2. SHARES OF BENEFICIALINTEREST (cont.)


                                        Franklin                       Franklin                         Franklin
                                 Global Health Care Fund         Global Utilities Fund              MidCap Growth Fund
                              ---------------------------------------------------------------------------------------------
                                    Shares     Amount            Shares          Amount           Shares           Amount
                              ---------------------------------------------------------------------------------------------
Class I
Year ended April 30, 1998
 Shares sold .................  5,859,007     $114,702,245      3,212,803      $52,323,466       1,253,115      $20,195,538
 Shares issued in reinvestment
 of distributions ............    579,437       10,337,126      1,370,293       20,834,692          47,614          724,287
 Shares redeemed ............. (6,631,021)    (129,667,619)    (3,569,029)     (57,837,139)       (551,956)      (8,837,741)
                              ---------------------------------------------------------------------------------------------
 Net increase (decrease) .....   (192,577)    $ (4,628,248)     1,014,067      $15,321,019         748,773      $12,082,084
                              =============================================================================================
Year ended April 30, 1997
 Shares sold .................  9,894,341     $179,514,277      2,133,940      $31,224,215         436,500      $ 6,261,329
 Shares issued in reinvestment
 of distributions ............    173,822        3,042,776      1,052,925       14,710,262          99,179        1,337,419
 Shares redeemed ............. (6,350,088)    (113,354,739)    (2,859,257)     (41,909,958)       (104,275)      (1,446,345)
                              ---------------------------------------------------------------------------------------------
 Net increase ................  3,718,075     $ 69,202,314        327,608      $ 4,024,519         431,404      $ 6,152,403
                              =============================================================================================
Class II
Year ended April 30, 1998
 Shares sold .................    977,854     $ 18,978,351        374,083      $ 6,062,631
 Shares issued in reinvestment
 of distributions ............     59,618        1,060,013         83,729        1,266,098
 Shares redeemed .............   (344,952)      (6,624,127)      (100,619)      (1,623,675)
                              ------------------------------------------------------------
 Net increase ................    692,520     $ 13,414,237        357,193      $ 5,705,054
                              ============================================================
Year ended April 30, 19974
 Shares sold .................    642,015     $ 11,438,930        476,121      $ 6,947,138
 Shares issued in reinvestment
 of distributions ............      4,570           79,609         38,768          539,298
 Shares redeemed .............    (18,004)        (312,438)      (117,318)      (1,719,845)
                              ------------------------------------------------------------
 Net increase ................    628,581     $ 11,206,101        397,571      $ 5,766,591
                              ============================================================

                                          Franklin                    Franklin                          Franklin
                                  Natural Resources Fund       Small Cap Growth Fund               Strategic Income Fund
                              ---------------------------------------------------------------------------------------------
                                 Shares           Amount        Shares          Amount            Shares          Amount
                              ---------------------------------------------------------------------------------------------
Class I
Year ended April 30, 1998
 Shares sold .................  3,460,003      $53,383,689    136,826,460   $3,281,727,105      13,008,094     $145,482,936
 Shares issued in reinvestment
 of distributions ............    233,153        3,232,567      4,660,368      102,667,738         433,246        4,823,299
 Shares redeemed ............. (2,890,715)     (44,228,268)   (45,358,271)  (1,089,759,636)     (1,820,464)     (20,350,467)
                              ---------------------------------------------------------------------------------------------
 Net increase ................    802,441      $12,387,988     96,128,557   $2,294,635,207      11,620,876     $129,955,768
                              =============================================================================================

4For the Global Health Care Fund, for the period September 3, 1996 (effective date) to April 30, 1997.


2. SHARESOFBENEFICIALINTEREST (cont.)

                                       Franklin                      Franklin                           Franklin
                                Natural Resources Fund         Small Cap Growth Fund               Strategic Income Fund
                              --------------------------------------------------------------------------------------------
                                 Shares         Amount          Shares        Amount              Shares          Amount
                              --------------------------------------------------------------------------------------------
Class I
Year ended April 30, 1997
 Shares sold .................  4,011,712      $57,583,589     53,625,870   $1,076,021,349       2,512,297     $ 27,651,501
 Shares issued in reinvestment
 of distributions ............     53,467          756,742      1,361,841       27,277,285         157,746        1,730,372
 Shares redeemed ............. (1,593,404)     (22,755,471)   (21,003,120)    (421,360,818)       (668,531)      (7,335,500)
                              --------------------------------------------------------------------------------------------
 Net increase ................  2,471,775      $35,584,860     33,984,591    $ 681,937,816       2,001,512     $ 22,046,373
                              ============================================================================================
Class II
Year ended April 30, 1998
 Shares sold .................                                 22,584,756    $ 535,761,867
 Shares issued in reinvestment of distributions                   771,371       16,815,889
 Shares redeemed .............                                 (2,541,642)     (60,085,409)
                                                             -----------------------------
 Net increase ................                                 20,814,485    $ 492,492,347
                                                             =============================
Year ended April 30, 1997
 Shares sold .................                                  7,092,087    $ 141,500,263
 Shares issued in reinvestment of distributions                   141,513        2,814,592
 Shares redeemed .............                                   (674,976)     (13,387,839)
                                                             -----------------------------
 Net increase ................                                  6,558,624    $ 130,927,016
                                                             =============================
Advisor Class
Year ended April 30, 1998
 Shares sold .................    477,715      $ 7,274,080      3,919,786     $ 93,330,082
 Shares issued in reinvestment
 of distributions ............      5,516           76,729         90,328        1,991,723
 Shares redeemed .............   (505,389)      (7,834,163)      (436,261)     (10,700,683)
                              ------------------------------------------------------------
 Net increase (decrease) .....    (22,158)      $ (483,354)     3,573,853     $ 84,621,122
                              ============================================================
Year ended April 30, 19975
 Shares sold .................    147,426      $ 2,125,208      1,065,131     $ 22,124,188
 Shares redeemed .............    (67,630)        (976,233)       (75,501)      (2,163,109)
                              ------------------------------------------------------------
 Net increase ................     79,796      $ 1,148,975        989,630     $ 19,961,079
                              ============================================================

5For the Natural Resources Fund and the Small Cap Growth Fund, for the period January 2, 1997 (effective date) to April 30, 1997.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

All Funds, except the Blue Chip Fund and the MidCap Growth Fund, pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

     Annualized
      Fee Rate    Average Daily Net Assets
     -----------------------------------------------------------------
        .625%     First $100 million
        .500%     Over $100 million, up to and including $250 million
        .450%     Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Blue Chip Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized
      Fee Rate    Average Daily Net Assets
     -----------------------------------------------------------------
        .750%     First $500 million
        .625%     Over $500 million, up to and including $1 billion
        .500%     Over $1 billion

The MidCap Growth Fund pays an investment management fee to Advisers of .650% per year of the average daily net assets of the Fund.

The Biotechnology Discovery Fund pays an administrative fee to FT Services based on the Fund's average net assets as follows:

     Annualized
      Fee Rate    Average Daily Net Assets
     -----------------------------------------------------------------
        .150%     First $200 million
        .135%     Over $200 million, up to and including $700 million
        .100%     Over $700 million, up to and including $1.2 billion
        .075%     Over $1.2 billion

Under a subadvisory agreement, Templeton Investment Counsel, Inc. provides subadvisory services to the Strategic Income Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except the Biotechnology Discovery Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Biotechnology Discovery Fund, the Blue Chip Fund, the Natural Resources Fund, and the Strategic Income Fund, as noted in the Statements of Operations.

The Funds reimburse Distributors annually based on their average daily net assets for the costs incurred in marketing the Funds' shares as follows:



                                             Biotechnology Discovery Fund  California Growth Fund
                                             Blue Chip Fund                Global Health Care Fund
                                             MidCap Growth Fund            Global Utilities Fund
                      Strategic Income Fund  Natural Resources Fund        Small Cap Growth Fund
                     -----------------------------------------------------------------------------
Class I ..............      .25%                 .35%                               .25%
Class II .............       --                   --                               1.00%


3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:



                                              Franklin    Franklin    Franklin      Franklin       Franklin
                                            Biotechnology   Blue     California   Global Health     Global
                                           Discovery Fund*Chip Fund  Growth Fund    Care Fund   Utilities Fund
                                           -------------------------------------------------------------------
Net commissions received (paid) ..........      $272,305    $25,642   $(726,970)    $  (70,943)  $(23,094)
Contingent deferred sales charges ........          $ --       $ --    $ 10,657            $--    $ 2,786

                                                          Franklin    Franklin      Franklin    Franklin
                                                           MidCap      Natural      Small Cap   Strategic
                                                         Growth FundResources Fund Growth Fund Income Fund
                                           -------------------------------------------------------------------

Net commissions received (paid) ..........                  $16,788     $50,410    $(5,536,874)   $66,433
Contingent deferred sales charges ........                   $  --        $  --       $ 64,163      $  --

The Funds paid transfer agent fees of $5,821,443, of which $5,029,590 was paid to Investor Services.

*For the period September 15, 1997 (effective date) to April 30, 1998.

4. INCOME TAXES

At April 30, 1998, the Blue Chip Fund, the Natural Resources Fund and the Strategic Income Fund have deferred capital losses occurring subsequent to October 31, 1997 of $428,215, $542,930 and $132,813, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 1999.

At April 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:



                                Franklin     Franklin        Franklin            Franklin       Franklin
                              Biotechnology      Blue       California         Global Health     Global
                             Discovery Fund Chip Fund       Growth Fund          Care Fund   Utilities Fund
                            -------------------------------------------------------------------------------
Investments at cost ..........$61,763,876      $14,421,551   $732,735,898     $172,600,684    $191,523,890
                            ===============================================================================
Unrealized appreciation ......$ 6,902,785      $ 2,400,570   $144,134,795     $ 42,717,184    $ 66,404,306
Unrealized depreciation ...... (5,614,042)         (88,530)   (30,518,638)     (19,207,362)    (12,027,302)
                            -------------------------------------------------------------------------------
Net unrealized appreciation ..$ 1,288,743      $ 2,312,040   $113,616,157     $ 23,509,822    $ 54,377,004
                            ===============================================================================


                                Franklin         Franklin     Franklin          Franklin
                                 MidCap           Natural     Small Cap         Strategic
                               Growth Fund    Resources Fund Growth Fund       Income Fund
                              ------------------------------------------------------------
Investments at cost ..........$24,142,100      $59,222,861 $4,436,303,105     $164,815,201
                              ============================================================
Unrealized appreciation ......$ 6,439,210      $ 9,976,327  $ 849,144,383      $ 3,710,313
Unrealized depreciation ......   (476,495)      (3,731,044)  (205,683,956)      (1,149,951)
                              ------------------------------------------------------------
Net unrealized appreciation ..$ 5,962,715      $ 6,245,283  $ 643,460,427      $ 2,560,362
                              ============================================================

4. INCOME TAXES (cont.)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 1998 were as follows:



                               Franklin         Franklin      Franklin           Franklin       Franklin
                             Biotechnology        Blue       California        Global Health     Global
                            Discovery Fund*     Chip Fund    Growth Fund         Care Fund   Utilities Fund
                           --------------------------------------------------------------------------------
Purchases ....................$86,228,321      $14,229,894   $620,237,006     $125,092,238     $95,009,650
Sales ........................$32,475,837      $ 5,056,902   $247,716,955     $124,527,129     $90,143,474


                                Franklin        Franklin         Franklin        Franklin
                                 MidCap          Natural         Small Cap       Strategic
                               Growth Fund   Resources Fund     Growth Fund     Income Fund
                              -------------------------------------------------------------
Purchases ....................$18,462,611      $42,831,565  $3,496,054,678    $155,514,695
Sales ........................$ 9,172,563      $38,188,590  $1,104,486,467    $ 35,367,419

*For the period September 15, 1997 (effective date) to April 30, 1998.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Strategic Income Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At April 30, 1998, the Strategic Income Fund has outstanding forward exchange contracts for the sale of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

                                                                    In                             Unrealized
         Contracts to Sell (Foreign exchange currency)         Exchange for    Settlement Date     Gain (loss)
--------------------------------------------------------------------------------------------------------------
    107,000      Australian Dollar........................    U.S. $ 72,066          5/18/98     U.S. $ 2,281
    110,000      Australian Dollar .......................           72,083          5/07/98              356
    483,000      Australian Dollar .......................          320,096          5/04/98            5,168
    325,000      Canadian Dollar .........................          229,520          5/04/98            2,292
  1,376,000      Canadian Dollar .........................          972,094          5/04/98           10,046
    914,000      Deutschemark ............................          510,614          5/26/98              517
    914,000      Deutschemark ............................          510,843          5/28/98              683
 50,400,000      Japanese Yen ............................          393,136          5/13/98           10,996
 52,000,000      Japanese Yen ............................          396,644          5/13/98            2,372
    460,000      New Zealand Dollar ......................          267,536          5/12/98           12,181
    187,000      New Zealand Dollar ......................          108,273          5/18/98            4,525
    100,000      New Zealand Dollar ......................           55,970          5/26/98              533
                                                                -----------                        ----------
                                                          U.S. $ 3,908,875                             51,950
                                                                ===========                        ----------
Contracts to Buy (Foreign exchange currency)
    110,000      Australian Dollar........................    U.S. $ 71,319          5/07/98              408
    601,000      Canadian Dollar .........................          418,961          5/04/98            1,236
    100,000      New Zealand Dollar ......................           54,785          5/26/98              652
                                                                -----------                        ----------
                                                            U.S. $ 545,065                              2,296
                                                                ===========                        ----------
Unrealized gain on forward foreign currency contracts ....                                             54,246
                                                                                                   ----------
Contracts to Sell (Foreign exchange currency)
 15,000,000      Deutschemark............................. U.S. $ 8,126,998          5/07/98        (234,484)
  1,828,000      Deutschemark ............................          991,216          5/06/98         (27,706)
  1,828,000      Deutschemark ............................          991,232          5/05/98         (27,627)
    914,000      Deutschemark ............................          495,176          5/07/98         (14,317)
    914,000      Deutschemark ............................          495,213          5/07/98         (14,280)
    914,000      Deutschemark ............................          497,090          5/11/98         (12,530)
  4,450,000      Deutschemark ............................        2,454,766          5/15/98         (27,045)
  2,113,000      Deutschemark ............................        1,170,961          5/22/98          (7,995)
                                                                -----------                        ----------
                                                          U.S. $15,222,652                          (365,984)
                                                                ===========                        ----------
Contracts to Buy (Foreign exchange currency)
    107,000      Australian Dollar........................    U.S. $ 71,382          5/18/98          (1,597)
  1,828,000      Deutschemark ............................        1,020,830          5/06/98          (1,908)
  5,000,000      Deutschemark ............................        2,795,014          5/07/98          (7,853)
    460,000      New Zealand Dollar ......................          257,577          5/12/98          (2,222)
    187,000      New Zealand Dollar ......................          103,944          5/18/98            (196)
                                                                -----------                        ----------
                                                          U.S. $ 4,248,747                           (13,776)
                                                                ===========                        ----------
Unrealized loss on forward foreign currency contracts ....                                          (379,760)
                                                                                                   ----------
Net unrealized loss on forward foreign currency contracts.                                    U.S. $(325,514)
                                                                                                   ==========

7. CREDIT RISK AND DEFAULTED SECURITIES

The Strategic Income Fund has 56.2% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At April 30, 1998, the Fund held defaulted securities with a value aggregating $117,000 representing 0.07% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Strategic Income Fund has investments in excess of 10% of its total net assets in Emerging Market Bonds and Foreign Government Bonds. Such concentration may subject the Fund more significantly to economic changes occurring within those sectors.


8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The cost of registering such securities are paid by the issuer. Restricted securities held at April 30, 1998 were as follows:




                                                                        Acquisition
Shares   Issuer                                                            Date          Cost       Value
-----------------------------------------------------------------------------------------------------------
Franklin California Growth Fund

359,922  Pacific Retail Trust (.55% of Net Assets) ...............  8/30/96 - 12/16/97 $4,276,861 $4,678,986
Franklin Global Utilities Fund
35,000   CMS Energy Corp., cvt. pfd. (.86% of Net Assets) ........        6/18/97      $1,750,000 $2,091,250


9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at April 30, 1998 were as shown below. For the year ended April 30, 1998, dividends and interest income from "affiliated companies" were $1,915,550.



                                           Number of                             Number of
                                        Shares Held At     Gross      Gross    Shares Held At   Value At   Dividend
Name of Issuer                         Beginning of Year  Additions Reductions  End of Year    End of Year  Income
--------------------------------------------------------------------------------------------------------------------
Franklin California Growth Fund:
Cohr, Inc. ............................         --      425,000       --    425,000     $ 3,320,313         $--
RemedyTemp, Inc., Class A .............    175,000      175,000       --    350,000      11,112,500          --
                                                                                     ---------------------------
      Total non-controlled affiliated issuers                                          $ 14,432,813    $     --
                                                                                     ===========================

Franklin Global Health Care Fund:
CIMA Labs, Inc. .......................    575,000       50,000       --    625,000     $ 2,578,122         $--
Cohr, Inc. ............................         --      405,500       --    405,500       3,167,969          --
Penederm, Inc. ........................    410,000      115,000       --    525,000       5,906,250          --
                                                                                     ---------------------------
      Total non-controlled affiliated issuers                                          $ 11,652,341    $     --
                                                                                     ===========================
Franklin Small Cap Growth Fund:
Access Health, Inc. ...................    509,950      465,800       --    975,750    $ 32,931,563         $--
Activision, Inc. ......................         --    1,344,400       --  1,344,400      14,620,350          --
Advanced Health Corp. .................         --    1,259,300  289,300    970,000      13,822,500          --
Advanced Energy Industries, Inc. ......         --    1,575,300  201,000  1,374,300      20,442,713          --
Applied Graphics Technologies, Inc. ...         --      960,100       --    960,100      48,005,000          --
Arch Communications Group, Inc. .......         --    2,000,000       --  2,000,000      11,375,000          --
Atlantic Coast Airlines, Inc. .........    280,500      448,000   28,500    700,000      39,593,750          --
Atwood Oceanics, Inc. .................    309,500      933,300   26,200  1,216,600      66,532,813          --
Barrett Resources Corp. ...............    540,000    1,143,900       --  1,683,900      62,514,788          --
CapStar Hotel Co. .....................    614,900      715,100       --  1,330,000      42,726,250          --
Clarify, Inc. .........................         --    1,297,200       --  1,297,200      17,836,500          --
Coherent, Inc. ........................    360,000    1,403,400       --  1,763,400      41,880,750          --
Consolidated Cigar Holdings, Inc. .....    574,000      414,300       --    988,300      13,650,894          --
Core Laboratories, NV (Netherlands) ...         --    1,760,100   59,200  1,700,900      48,263,038          --
DepoTech Corp. ........................    537,800      457,900       --    995,700       4,574,047          --
Gibraltar Steel Corp. .................    663,800      349,000       --  1,012,800      24,307,200          --
Harmonic Lightwaves, Inc. .............         --      961,500       --    961,500      16,826,250          --
H.T.E., Inc. ..........................         --      665,400       --    665,400      18,631,200          --
Inhale Therapeutic Systems ............    399,200      411,800       --    811,000      22,708,000          --
Innkeepers USA Trust ..................         --    2,102,800       --  2,102,800      31,804,850   1,500,240
Integrated Systems, Inc. ..............    611,300    1,480,000       --  2,091,300      39,473,288          --
Itron, Inc. ...........................         --    1,157,700       --  1,157,700      17,727,281          --
K2, Inc. ..............................    405,000      555,500       --    960,500      21,791,344     316,910
Komag, Inc. ...........................    301,000    3,510,600       --  3,811,600      59,079,800          --
Ladish Company, Inc. ..................         --      802,300       --    802,300      12,435,650          --
Lomak Petroleum, Inc. .................         --    1,890,000       --  1,890,000      26,105,625      98,400
Marquee Group, Inc. ...................         --    1,327,500       --  1,327,500       5,973,750          --
Mesa Air Group, Inc. ..................         --    1,650,000    3,900  1,646,100      13,168,800          --
Micromuse, Inc. .......................         --      754,500       --    754,500      16,787,625          --
Natural Microsystems Corp. ............    346,600      300,000       --    646,600      20,852,850          --
Omtool, Ltd. ..........................         --      984,600   46,000    938,600      11,497,850          --
Pediatrix Medical Group, Inc. .........         --    1,101,500       --  1,101,500      46,469,531          --
Penederm, Inc. ........................    531,200           --       --    531,200       5,976,000          --
Perceptron, Inc. ......................         --      793,500       --    793,500      12,100,875          --
Primus Telecommunications Group, Inc. .    513,300      569,500   79,800  1,003,000      23,946,625          --
Franklin Small Cap Growth Fund: (cont.)
Rainbow Technologies, Inc. ............         --      532,000       --    532,000    $ 13,167,000         $--
RemedyTemp, Inc., Class A .............         --      319,300       --    319,300      10,137,775          --
RockShox, Inc. ........................    435,500      530,300       --    965,800       5,432,625          --
Rural Cellular Corp., Class A .........    528,000      172,800       --    700,800      12,439,200          --
Serologicals Corp. ....................    738,900      642,900       --  1,381,800      41,454,000          --
SOS Staffing Services, Inc. ...........         --      872,400       --    872,400      19,192,800          --
Spectra-Physics Lasers, Inc. ..........         --    1,016,300       --  1,016,300      18,166,363          --
Spectralink Corp. .....................  1,050,000           --       --  1,050,000       4,593,750          --
Tom Brown, Inc. .......................         --    2,095,800       --  2,095,800      43,225,875          --
Transcrypt International, Inc. ........         --    1,212,700       --  1,212,700       7,870,423          --
Tropical Sportswear International Corp.         --      413,200       --    413,200       7,024,400          --
U.S. Liquids, Inc. ....................         --      726,200       --    726,200      17,519,575          --
Vans, Inc. ............................         --    1,045,500       --  1,045,500      12,349,969          --
Varco International, Inc. .............    780,000    2,682,500       --  3,462,500     106,471,875          --
West Marine, Inc. .....................         --    1,474,800       --  1,474,800      36,962,175          --
Western Wireless Corp., Class A .......  1,094,800      934,400  310,000  1,719,200      33,524,400          --
XcelleNet, Inc. .......................     75,000      705,100       --    780,100      15,992,050          --
                                                                                   -----------------------------
      Total non-controlled affiliated issuers                                        $1,331,958,605  $1,915,550
                                                                                   =============================

10. LENDING OF PORTFOLIO SECURITIES

The Global Utilities Fund, the Natural Resources Fund and the Small Cap Growth Fund loan securities to certain brokers for which they receive cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received for the Global Utilities Fund, the Natural Resources Fund and the Small Cap Growth Fund was $31,243, $38,535 and $2,288,479, respectively, for the year ended April 30, 1998. The value of the loaned securities for the Natural Resources Fund and the Small Cap Growth Fund was $2,260,625 and $200,943,638, respectively, at April 30, 1998.

FRANKLIN STRATEGIC SERIES
Independent Auditors' Report


To the Shareholders and Board of Trustees of Franklin Strategic Series:

We have audited the accompanying statements of assets and liabilities of each of the nine funds comprising the Franklin Strategic Series, including each Fund's statement of investments, as of April 30, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the nine funds comprising the Franklin Strategic Series as of April 30, 1998, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California

June 4, 1998

FRANKLIN STRATEGIC SERIES
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Trust hereby designates the following amounts as capital gain dividends for the fiscal year ended April 30, 1998:

                                                                                 Capital Gains
                                                                 -----------------------------------------
                                                                  28% Rate Gain  20% Rate Gain       Total
                                                                 -----------------------------------------
Franklin Blue Chip Fund .......................................          $ --      $ 14,109       $ 14,109
Franklin California Growth Fund ...............................     8,273,760     6,937,083     15,210,843
Franklin Global Health Care Fund ..............................       704,196       104,965        809,161
Franklin Global Utilities Fund ................................     2,747,311    12,787,525     15,534,836
Franklin MidCap Growth Fund ...................................        57,674       527,290        584,964
Franklin Natural Resources Fund ...............................       374,040     1,112,029      1,486,069
Franklin Small Cap Growth Fund ................................    36,673,768    33,530,806     70,204,574
Franklin Strategic Income Fund ................................        35,273        34,714         69,987

Under Section 854(b)(2) of the Internal Revenue Code, the Trust hereby designates the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 1998:

      Franklin Blue Chip Fund ...............           33.53%
      Franklin California Growth Fund .......           18.81%
      Franklin Global Health Care Fund ......             .47%
      Franklin Global Utilities Fund ........           31.10%
      Franklin MidCap Growth Fund ...........           18.05%
      Franklin Natural Resources Fund .......           12.59%
      Franklin Small Cap Growth Fund ........            4.32%
      Franklin Strategic Income Fund ........            3.78%



FRANKLIN BLUE CHIP ANNUAL REPORT

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the portfolio Industry breakdown as of April 30, 1998, based on total net assets.

Portfolio Industry breakdown April 30, 1998

Drugs                                      43.0%
Delivery Systems                           14.9%
Biomedical                                  8.1%
Therapeutics                                5.4%
Animal Health                               3.0%
Diagnostics                                 2.5%
Cash & Equivalents                         23.1%

GRAPHIC MATERIAL (2)

This chart shows in pie format the geographic distribution breakdown of the fund's securities on April 30, 1998, based on total net assets.

Geographic Distribution

United States                                   59.7%
Europe                                          22.0%
Japan                                            5.6%
Latin America                                    2.8%
Pacific Rim (excluding Japan)                    2.2%
Other                                            1.2%
Cash & Equivalents                               6.5%

GRAPHIC MATERIAL (3)

This chart shows in bar format the portfolio breakdown of the fund's securities on April 30, 1998, based on total net assets.

Portfolio Breakdown

Consumer Staples                          17.8%
Healthcare                                11.9%
Technology                                11.9%
Financial Services                        11.8%
Services                                  10.3%
Industrial Cyclicals                       9.4%
Energy                                     9.2%
Utilities & Telecommunications             6.0%
Consumer Durables                          4.4%
Retail                                     0.8%
Cash & Equivalents                         6.5%

GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the Franklin Blue Chip Fund to that of the MSCI World Index, based on a $10,000 investment from 6/3/96 to 4/30/98.

Total Return Index Comparison

          DATE           FRANKLIN BLUE CHIP FUND       MSCI WORLD INDEX
         6/3/96                  $9,551                     $10,000
        6/30/96                  $9,675                     $10,052
        7/31/96                  $9,398                     $9,698
        8/31/96                  $9,484                     $9,812
        9/30/96                  $9,780                     $10,197
        10/31/96                 $9,780                     $10,271
        11/30/96                 $10,162                    $10,848
        12/31/96                 $10,088                    $10,676
        1/31/97                  $10,261                    $10,807
        2/28/97                  $10,319                    $10,933
        3/31/97                  $10,155                    $10,719
        4/30/97                  $10,424                    $11,072
        5/31/97                  $11,116                    $11,757
        6/30/97                  $11,510                    $12,345
        7/31/97                  $11,981                    $12,915
        8/31/97                  $11,030                    $12,054
        9/30/97                  $11,510                    $12,711
        10/31/97                 $10,578                    $12,043
        11/30/97                 $10,684                    $12,259
        12/31/97                 $10,839                    $12,410
        1/31/98                  $10,946                    $12,757
        2/28/98                  $11,599                    $13,622
        3/31/98                  $11,920                    $14,200
        4/30/98                  $12,134                    $14,340

GRAPHIC MATERIAL (5)

This chart shows, in bar format, the sector distribution of total net assets for the Franklin California Growth Fund as of April 30, 1998.

Electronic Technology                                     15.7%
Technology Services                                       14.1%
Finance                                                    8.4%
Real Estate                                                6.9%
Semiconductors                                             6.0%
Energy/Minerals                                            5.7%
Health Technology                                          5.2%
Retail                                                     5.2%
Other                                                     25.3%
Cash & Equivalents                                         7.5%
                                                         100.0%

GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the Franklin California Growth Fund - Class I to that of the Franklin California 250 Growth Index and the S&P 500 Stock Index, based on a $10,000 investment from October 30, 1991 to April 30, 1998.

               FRANKLIN CALIFORNIA                     FRANKLIN CA 250 GROWTH
     DATE      GROWTH FUND - CLASS    S&P 500 STOCK             INDEX
                        I                 INDEX
-------------------------------------------------------------------------------
   10/30/91           $9,550             $10,000               $10,000
   10/31/91           $9,550             $10,004               $10,000
   11/30/91           $8,861              $9,601               $9,185
   12/31/91           $9,845             $10,699               $10,285
   1/31/92           $10,548             $10,500               $11,084
   2/28/92           $10,683             $10,636               $11,254
   3/31/92            $9,960             $10,428               $10,511
   4/30/92            $9,517             $10,735               $10,078
   5/31/92            $9,546             $10,787               $10,140
   6/30/92            $8,953             $10,627               $9,563
   7/31/92            $9,215             $11,061               $9,883
   8/31/92            $8,808             $10,835               $9,450
   9/30/92            $8,914             $10,961               $9,539
   10/31/92           $9,341             $10,999               $10,068
   11/30/92          $10,176             $11,373               $11,000
   12/31/92          $10,386             $11,512               $11,285
   1/31/93           $10,718             $11,609               $11,701
   2/28/93           $10,279             $11,767               $11,220
   3/31/93           $10,396             $12,015               $11,332
   4/30/93            $9,966             $11,725               $10,906
   5/31/93           $10,689             $12,038               $11,728
   6/30/93           $10,665             $12,072               $11,693
   7/31/93           $10,419             $12,024               $11,725
   8/31/93           $11,117             $12,480               $12,301
   9/30/93           $11,578             $12,384               $12,587
   10/31/93          $11,735             $12,640               $12,769
   11/30/93          $11,706             $12,520               $12,610
   12/31/93          $12,211             $12,672               $12,991
   1/31/94           $12,751             $13,102               $13,432
   2/28/94           $12,917             $12,747               $13,321
   3/31/94           $12,627             $12,192               $12,557
   4/30/94           $12,513             $12,348               $12,506
   5/31/94           $12,585             $12,550               $12,459
   6/30/94           $12,218             $12,243               $11,905
   7/31/94           $12,658             $12,644               $12,299
   8/31/94           $13,493             $13,163               $13,458
   9/30/94           $13,592             $12,841               $13,402
   10/31/94          $14,053             $13,130               $13,669
   11/30/94          $14,097             $12,652               $13,269
   12/31/94          $14,230             $12,840               $13,455
   1/31/95           $14,218             $13,172               $13,782
   2/28/95           $15,208             $13,686               $14,477
   3/31/95           $15,784             $14,090               $15,087
   4/30/95           $16,152             $14,504               $15,576
   5/31/95           $16,797             $15,084               $16,039
   6/30/95           $17,927             $15,434               $17,203
   7/31/95           $19,454             $15,946               $18,645
   8/31/95           $19,895             $15,986               $19,036
   9/30/95           $20,384             $16,661               $19,425
   10/31/95          $20,420             $16,601               $18,991
   11/30/95          $21,064             $17,330               $19,750
   12/31/95          $21,008             $17,664               $19,511
   1/31/96           $21,255             $18,265               $19,684
   2/29/96           $21,973             $18,435               $20,405
   3/31/96           $22,155             $18,612               $20,106
   4/30/96           $23,824             $18,885               $22,130
   5/31/96           $24,359             $19,372               $22,815
   6/30/96           $23,627             $19,446               $21,267
   7/31/96           $22,227             $18,587               $19,536
   8/31/96           $23,614             $18,979               $21,098
   9/30/96           $25,132             $20,047               $22,732
   10/31/96          $25,446             $20,600               $22,715
   11/30/96          $27,290             $22,158               $24,246
   12/31/96          $27,401             $21,719               $24,539
   1/31/97           $27,844             $23,077               $25,858
   2/28/97           $27,066             $23,257               $24,747
   3/31/97           $25,498             $22,301               $23,462
   4/30/97           $25,940             $23,632               $23,541
   5/31/97           $28,433             $25,071               $26,178
   6/30/97           $28,492             $26,195               $27,108
   7/31/97           $30,967             $28,280               $29,933
   8/31/97           $30,779             $26,696               $30,624
   9/30/97           $32,958             $28,159               $32,561
   10/31/97          $31,882             $27,218               $30,436
   11/30/97          $32,218             $28,479               $30,138
   12/31/97          $31,705             $28,968               $28,776
   1/31/98           $31,242             $29,290               $30,730
   2/28/98           $33,710             $31,402               $33,426
   3/31/98           $34,411             $33,010               $33,992
   4/30/98           $35,028             $33,343               $35,026

GRAPHIC MATERIAL (7)

The following line graph hypothetically compares the performance of the Franklin California Growth Fund - Class II to that of the Franklin California 250 Growth Index and the S&P 500 Stock Index, based on a $10,000 investment from September 3, 1996 to April 30, 1998.

               FRANKLIN CALIFORNIA                     FRANKLIN CA 250 GROWTH
     DATE      GROWTH FUND - CLASS    S&P 500 STOCK             INDEX
                        II                INDEX
-------------------------------------------------------------------------------
    9/3/96            $9,901             $10,000               $10,000
   9/30/96           $10,520             $10,563               $10,774
   10/31/96          $10,641             $10,855               $10,766
   11/30/96          $11,407             $11,675               $11,492
   12/31/96          $11,446             $11,444               $11,631
   1/31/97           $11,619             $12,159               $12,256
   2/28/97           $11,289             $12,254               $11,729
   3/31/97           $10,627             $11,750               $11,120
   4/30/97           $10,806             $12,452               $11,158
   5/31/97           $11,833             $13,210               $12,408
   6/30/97           $11,854             $13,802               $12,849
   7/31/97           $12,876             $14,901               $14,188
   8/31/97           $12,787             $14,066               $14,515
   9/30/97           $13,730             $14,837               $15,433
   10/31/97          $13,230             $14,342               $14,426
   11/30/97          $13,359             $15,006               $14,285
   12/31/97          $13,140             $15,264               $13,639
   1/31/98           $12,947             $15,433               $14,565
   2/28/98           $13,963             $16,546               $15,843
   3/31/98           $14,237             $17,393               $16,111
   4/30/98           $14,490             $17,569               $16,602

GRAPHIC MATERIAL (8)

This chart illustrates in bar format the geographic breakdown of holdings of Franklin Global Health Care Fund, based on total net assets as of April 30, 1998.

United States                81.6%
Israel                        7.8%
Switzerland                   3.2%
Mexico                        0.7%
Australia                     0.5%
United Kingdom                0.1%
Cash & Equivalents            6.1%

GRAPHIC MATERIAL (9)

This chart illustrates in bar format the portfolio breakdown by industry of holdings of Franklin Global Health Care Fund, based on total net assets as of April 30, 1998.

Specialty Pharmaceuticals                       21.3%
Medical Technology and Supplies                 20.2%
Biotechnology                                   13.0%
Alternate Site Providers                        11.8%
Miscellaneous                                    5.0%
Physician Practice Management                    5.0%
Software and Information Systems                 4.6%
Managed Care and HMOs                            3.5%
Nursing Homes                                    3.3%
Pharmaceuticals                                  3.2%
Hospitals                                        2.3%
Wholesalers/Distributors                         0.7%
Cash & Equivalents                               6.1%

GRAHPIC MATERIAL (10)

The following line graph compares the performance of Franklin Global Health Care Fund - Class I with that of the Standard & Poor's 500 Stock Index (S&P
500), based on a hypothetical $10,000 investment from 2/14/92 to 4/30/98.

             Franklin Global Health Care
             Fund - Class I             S&P 500 Index
     2/14/92           $9,551                 $10,000        S&P 500   $T
     2/28/92           $9,790                 $10,065                    0.65%
     3/31/92           $9,083                  $9,868                   -1.95%
     4/30/92           $8,443                 $10,158                    2.94%
     5/29/92           $8,663                 $10,208                    0.49%
     6/30/92           $8,339                 $10,056                   -1.49%
     7/31/92           $8,896                 $10,467                    4.09%
     8/31/92           $8,598                 $10,253                   -2.05%
     9/30/92           $8,407                 $10,373                    1.17%
    10/30/92           $8,810                 $10,408                    0.34%
    11/30/92           $9,453                 $10,762                    3.40%
    12/31/92           $9,603                 $10,894                    1.23%
     1/29/93           $9,603                 $10,986                    0.84%
     2/26/93           $8,321                 $11,135                    1.36%
     3/31/93           $8,417                 $11,370                    2.11%
     4/30/93           $8,562                 $11,095                   -2.42%
     5/30/93           $8,996                 $11,391                    2.67%
     6/30/93           $9,294                 $11,424                    0.29%
     7/30/93           $8,801                 $11,379                   -0.40%
     8/31/93           $8,955                 $11,810                    3.79%
     9/30/93           $9,178                 $11,719                   -0.77%
    10/29/93           $9,749                 $11,961                    2.07%
    11/30/93          $10,049                 $11,848                   -0.95%
    12/31/93          $10,200                 $11,991                    1.21%
     1/31/94          $11,211                 $12,399                    3.40%
     2/28/94          $11,121                 $12,063                   -2.71%
     3/31/94          $10,550                 $11,537                   -4.36%
     4/29/94          $10,440                 $11,685                    1.28%
     5/31/94          $10,560                 $11,876                    1.64%
     6/30/94          $10,098                 $11,585                   -2.45%
     7/29/94          $10,546                 $11,965                    3.28%
     8/31/94          $11,584                 $12,456                    4.10%
     9/30/94          $11,777                 $12,152                   -2.44%
    10/31/94          $12,052                 $12,425                    2.25%
    11/30/94          $11,940                 $11,973                   -3.64%
    12/30/94          $11,657                 $12,150                    1.48%
     1/31/95          $11,721                 $12,465                    2.59%
     2/28/95          $12,188                 $12,951                    3.90%
     3/31/95          $12,729                 $13,333                    2.95%
     4/28/95          $12,145                 $13,725                    2.94%
     5/31/95          $12,506                 $14,274                    4.00%
     6/30/95          $12,911                 $14,605                    2.32%
     7/31/95          $14,107                 $15,090                    3.32%
     8/31/95          $14,897                 $15,128                    0.25%
     9/29/95          $15,773                 $15,766                    4.22%
    10/31/95          $15,688                 $15,709                   -0.36%
    11/30/95          $16,467                 $16,399                    4.39%
    12/29/95          $18,021                 $16,716                    1.93%
     1/31/96          $19,352                 $17,284                    3.40%
     2/29/96          $20,305                 $17,445                    0.93%
     3/29/96          $21,051                 $17,612                    0.96%
     4/30/96          $22,187                 $17,871                    1.47%
     5/31/96          $22,543                 $18,332                    2.58%
     6/28/96          $21,453                 $18,402                    0.38%
     7/31/96          $18,511                 $17,588                   -4.42%
     8/30/96          $19,959                 $17,960                    2.11%
     9/30/96          $21,556                 $18,971                    5.63%
    10/31/96          $19,775                 $19,494                    2.76%
    11/29/96          $20,235                 $20,968                    7.56%
    12/31/96          $20,989                 $20,553                   -1.98%
     1/31/97          $21,670                 $21,837                    6.25%
     2/28/97          $21,670                 $22,008                    0.78%
     3/31/97          $19,802                 $21,103                   -4.11%
     4/30/97          $18,932                 $22,363                    5.97%
     5/31/97          $21,177                 $23,725                    6.09%
     6/30/97          $22,987                 $24,788                    4.48%
     7/31/97          $23,645                 $26,761                    7.96%
     8/31/97          $23,445                 $25,262                   -5.60%
     9/30/97          $26,007                 $26,647                    5.48%
    10/31/97          $24,467                 $25,757                   -3.34%
    11/30/97          $23,551                 $26,949                    4.63%
    12/31/97          $23,130                 $27,413                    1.72%
     1/31/98          $23,105                 $27,717                    1.11%
     2/28/98          $23,659                 $29,716                    7.21%
     3/31/98          $24,439                 $31,237                    5.12%
     4/30/98          $24,276                 $31,552                    1.01%

GRAPHIC MATERIAL (11)

The following line graph compares the performance of Franklin Global Health Care Fund - Class II with that of the Standard & Poor's 500 Stock Index (S&P
500), based on a hypothetical $10,000 investment from 9/3/96 to 4/30/98.

             Franklin Global Health Care
             Fund - Class II            S&P 500 Index
      9/3/96           $9,897                 $10,000        S&P 500   $T
     9/30/96          $10,720                 $10,563                    5.63%
    10/31/96           $9,823                 $10,855                    2.76%
    11/29/96          $10,040                 $11,675                    7.56%
    12/31/96          $10,417                 $11,444                   -1.98%
     1/31/97          $10,743                 $12,159                    6.25%
     2/28/97          $10,738                 $12,254                    0.78%
     3/31/97           $9,810                 $11,750                   -4.11%
     4/30/97           $9,378                 $12,452                    5.97%
     5/31/97          $10,475                 $13,210                    6.09%
     6/30/97          $11,368                 $13,802                    4.48%
     7/31/97          $11,683                 $14,901                    7.96%
     8/31/97          $11,578                 $14,066                   -5.60%
     9/30/97          $12,838                 $14,837                    5.48%
    10/31/97          $12,062                 $14,342                   -3.34%
    11/30/97          $11,601                 $15,006                    4.63%
    12/31/97          $11,389                 $15,264                    1.72%
     1/31/98          $11,370                 $15,433                    1.11%
     2/28/98          $11,632                 $16,546                    7.21%
     3/31/98          $12,011                 $17,393                    5.12%
     4/30/98          $11,931                 $17,569                    1.01%

GRAPHIC MATERIAL (12)

This chart shows in pie format the geographic distribution breakdown of the fund's securities on April 30, 1998, based on total net assets.

Geographic Distribution on April 30, 1998

United States                              62.8%
Continental Europe                         15.9%
Latin America                               8.7%
Asia                                        7.4%
United Kingdom                              2.6%
Cash & Equivalents                          2.6%

GRAPHIC MATERIAL (13)

The following line graph hypothetically compares the performance of the Franklin Global Utilities Fund Class I shares to that of the S&P 500 Stock Index, based on a $10,000 investment from 7/2/92 to 4/30/98.

Total Return Index Comparison

                FRANKLIN GLOBAL UTILITIES
                          FUND-                     S&P 500 STOCK INDEX
                         CLASS I
               -----------------------------------------------------------------
 7/ 2/92                  $9,551                          $10,000
 7/31/92                  $9,637                          $10,409
 8/31/92                  $9,618                          $10,196
 9/30/92                  $9,580                          $10,315
10/30/92                  $9,656                          $10,350
11/30/92                  $9,809                          $10,702
12/31/92                 $10,076                          $10,834
 1/29/93                 $10,260                          $10,925
 2/26/93                 $10,646                          $11,073
 3/31/93                 $10,908                          $11,307
 4/30/93                 $10,985                          $11,033
 5/31/93                 $11,111                          $11,328
 6/30/93                 $11,283                          $11,361
 7/30/93                 $11,509                          $11,315
 8/31/93                 $12,245                          $11,744
 9/30/93                 $12,372                          $11,654
10/29/93                 $12,951                          $11,895
11/30/93                 $12,461                          $11,782
12/31/93                 $13,243                          $11,924
 1/31/94                 $13,462                          $12,330
 2/28/94                 $12,756                          $11,996
 3/31/94                 $12,358                          $11,473
 4/29/94                 $12,527                          $11,619
 5/31/94                 $12,527                          $11,810
 6/30/94                 $12,040                          $11,521
 7/29/94                 $12,579                          $11,899
 8/31/94                 $12,870                          $12,386
 9/30/94                 $12,683                          $12,084
10/31/94                 $12,787                          $12,356
11/30/94                 $12,299                          $11,906
12/30/94                 $12,079                          $12,082
 1/31/95                 $12,343                          $12,395
 2/28/95                 $12,449                          $12,879
 3/31/95                 $12,586                          $13,259
 4/28/95                 $12,924                          $13,649
 5/31/95                 $13,653                          $14,195
 6/30/95                 $13,588                          $14,524
 7/31/95                 $13,859                          $15,006
 8/31/95                 $13,686                          $15,044
 9/29/95                 $14,336                          $15,678
10/31/95                 $14,358                          $15,622
11/30/95                 $14,835                          $16,308
12/29/95                 $15,396                          $16,622
 1/31/96                 $15,687                          $17,188
 2/29/96                 $15,709                          $17,347
 3/29/96                 $15,675                          $17,514
 4/30/96                 $15,932                          $17,771
 5/31/96                 $16,244                          $18,230
 6/28/96                 $16,524                          $18,299
 7/31/96                 $15,855                          $17,490
 8/30/96                 $16,331                          $17,859
 9/30/96                 $16,546                          $18,865
10/31/96                 $16,965                          $19,386
11/29/96                 $17,611                          $20,851
12/31/96                 $17,708                          $20,438
 1/31/97                 $18,616                          $21,716
 2/28/97                 $18,529                          $21,885
 3/31/97                 $17,857                          $20,986
 4/30/97                 $17,994                          $22,238
 5/30/97                 $19,338                          $23,593
 6/30/97                 $20,046                          $24,650
 7/31/97                 $20,652                          $26,612
 8/29/97                 $19,705                          $25,122
 9/30/97                 $21,056                          $26,498
10/31/97                 $20,185                          $25,613
11/28/97                 $21,195                          $26,799
12/31/97                 $22,482                          $27,260
 1/30/98                 $22,226                          $27,563
 2/27/98                 $23,377                          $29,550
 3/31/98                 $25,095                          $31,063
4/30/98                  $24,655                          $31,377


GRAPHIC MATERIAL (14)

The following line graph hypothetically compares the performance of the Franklin Global Utilities Fund Class II shares to that of the S&P 500 Stock Index, based on a $10,000 investment from 5/1/95 to 4/30/98.

Total Return Index Comparison

                FRANKLIN GLOBAL UTILITIES
                          FUND-                     S&P 500 STOCK INDEX
                         CLASS II
               -----------------------------------------------------------------
 5/ 1/95                  $9,902                          $10,000
 5/31/95                 $10,504                          $10,400
 6/30/95                 $10,449                          $10,641
 7/31/95                 $10,641                          $10,995
 8/31/95                 $10,507                          $11,022
 9/29/95                 $10,991                          $11,487
10/31/95                 $11,008                          $11,446
11/30/95                 $11,358                          $11,948
12/29/95                 $11,825                          $12,179
 1/31/96                 $12,030                          $12,593
 2/29/96                 $12,039                          $12,710
 3/29/96                 $12,004                          $12,832
 4/30/96                 $12,193                          $13,021
 5/31/96                 $12,424                          $13,357
 6/28/96                 $12,628                          $13,407
 7/31/96                 $12,116                          $12,815
 8/30/96                 $12,472                          $13,085
 9/30/96                 $12,619                          $13,822
10/31/96                 $12,932                          $14,203
11/29/96                 $13,409                          $15,277
12/31/96                 $13,480                          $14,975
 1/31/97                 $14,155                          $15,911
 2/28/97                 $14,089                          $16,035
 3/31/97                 $13,566                          $15,376
 4/30/97                 $13,661                          $16,294
 5/30/97                 $14,678                          $17,286
 6/30/97                 $15,221                          $18,060
 7/31/97                 $15,663                          $19,498
 8/29/97                 $14,942                          $18,406
 9/30/97                 $15,951                          $19,415
10/31/97                 $15,278                          $18,766
11/28/97                 $16,038                          $19,635
12/31/97                 $17,000                          $19,973
 1/30/98                 $16,806                          $20,195
 2/27/98                 $17,658                          $21,651
 3/31/98                 $18,952                          $22,759
4/30/98                  $18,607                          $22,989


FRANKLIN MIDCAP GROWTH FUND

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (15)

This chart shows in bar format the portfolio breakdown of the fund's securities on April 30, 1998, based on total net assets.

Portfolio Breakdown

Consumer Services                          11.6%
Finance                                     9.1%
Retail                                      8.2%
Industrial Services                         7.9%
Technology Services                         5.8%
Commercial Services                         5.6%
Consumer Non-Durables                       5.6%
Electronic Technology                       5.5%
Semiconductors                              4.8%
Consumer Durables                           4.3%
Other                                      17.8%
Cash & Equivalents                         13.8%

GRAPHIC MATERIAL (16)

The following line graph hypothetically compares the performance of the Franklin MidCap Growth Fund to that of the S&P MidCap 400 Index, based on a $10,000 investment from 8/17/93 to 4/30/98.

Total Return Index Comparison

                         FRANKLIN MIDCAP GROWTH
          DATE                    FUND            S&P MIDCAP 400 INDEX
-------------------------------------------------------------------------
        8/17/93                  $9,551                  $10,000
        8/31/93                  $9,551                  $10,187
        9/30/93                  $9,914                  $10,295
        10/31/93                 $9,828                  $10,329
        11/30/93                 $9,542                  $10,101
        12/31/93                 $10,015                 $10,569
        1/31/94                  $10,237                 $10,816
        2/28/94                  $10,025                 $10,662
        3/31/94                  $9,581                  $10,168
        4/30/94                  $9,706                  $10,244
        5/31/94                  $9,571                  $10,146
        6/30/94                  $9,232                  $9,797
        7/31/94                  $9,507                  $10,129
        8/31/94                  $10,076                 $10,660
        9/30/94                  $9,821                  $10,461
        10/31/94                 $9,978                  $10,575
        11/30/94                 $9,585                  $10,098
        12/31/94                 $9,724                  $10,191
        1/31/95                  $9,784                  $10,298
        2/28/95                  $10,258                 $10,837
        3/31/95                  $10,466                 $11,026
        4/30/95                  $10,683                 $11,248
        5/31/95                  $10,960                 $11,519
        6/30/95                  $11,545                 $11,988
        7/31/95                  $12,233                 $12,613
        8/31/95                  $12,503                 $12,847
        9/30/95                  $12,792                 $13,158
        10/31/95                 $12,653                 $12,819
        11/30/95                 $13,052                 $13,380
        12/31/95                 $12,941                 $13,346
        1/31/96                  $13,155                 $13,540
        2/29/96                  $13,368                 $14,000
        3/31/96                  $13,480                 $14,168
        4/30/96                  $14,465                 $14,600
        5/31/96                  $14,760                 $14,797
        6/30/96                  $14,302                 $14,575
        7/31/96                  $13,262                 $13,590
        8/31/96                  $14,302                 $14,374
        9/30/96                  $15,260                 $15,001
        10/31/96                 $15,056                 $15,044
        11/30/96                 $16,249                 $15,891
        12/31/96                 $15,977                 $15,909
        1/31/97                  $16,623                 $16,505
        2/28/97                  $15,943                 $16,370
        3/31/97                  $15,067                 $15,673
        4/30/97                  $15,401                 $16,079
        5/31/97                  $16,796                 $17,484
        6/30/97                  $17,188                 $17,975
        7/31/97                  $18,433                 $19,755
        8/31/97                  $18,456                 $19,731
        9/30/97                  $20,012                 $20,866
        10/31/97                 $19,090                 $19,958
        11/30/97                 $18,848                 $20,253
        12/31/97                 $18,763                 $21,039
        1/31/98                  $18,213                 $20,639
        2/28/98                  $19,934                 $22,348
        3/31/98                  $20,603                 $23,356
        4/30/98                  $20,842                 $23,784


GRAPHIC MATERIAL (17)

This chart shows in pie format the portfolio breakdown of the fund's securities on April 30, 1998, based on total net assets.

Portfolio Breakdown

Energy                                     54.2%
Gold & Precious Metals                      9.8%
Chemicals                                   7.5%
Iron/Steel                                  6.1%
Forest Products & Paper                     3.8%
Service/Related Industries                  3.0%
REITs                                       2.7%
Base Metals                                 2.3%
Cash & Equivalents                         10.6%

GRAPHIC MATERIAL (18)
This chart shows in bar format the geographic distribution breakdown of the fund's securities on April 30, 1998, based on total net assets.

Geographic Distribution

United States                                   62.6%
Canada                                          12.7%
Europe                                           6.4%
South America                                    3.5%
Asia                                             2.2%
Africa                                           1.3%
Australia                                        0.7%
Cash & Equivalents                              10.6%

GRAPHIC MATERIAL (19)

The following line graph hypothetically compares the performance of the Franklin Natural Resources Fund Class I shares to that of the S&P 500 Stock Index, based on a $10,000 investment from 6/5/95 to 4/30/98.

Total Return Index Comparison

                             FRANKLIN NATURAL
                             RESOURCES FUND -
          DATE                    CLASS I           S&P 500 STOCK INDEX
          ----
         6/5/95                   $9,551                  $10,000
         6/30/95                  $9,666                  $10,193
         7/31/95                  $9,857                  $10,531
         8/31/95                  $9,895                  $10,558
         9/30/95                  $9,828                  $11,003
        10/31/95                  $9,446                  $10,964
        11/30/95                  $9,914                  $11,445
        12/31/95                  $10,575                 $11,666
         1/31/96                  $11,089                 $12,062
         2/29/96                  $11,196                 $12,175
         3/31/96                  $11,894                 $12,292
         4/30/96                  $12,737                 $12,472
         5/31/96                  $12,970                 $12,794
         6/30/96                  $12,967                 $12,843
         7/31/96                  $12,111                 $12,275
         8/31/96                  $12,889                 $12,534
         9/30/96                  $13,346                 $13,240
        10/31/96                  $13,861                 $13,605
        11/30/96                  $14,687                 $14,634
        12/31/96                  $14,769                 $14,344
         1/31/97                  $15,168                 $15,240
         2/28/97                  $14,609                 $15,359
         3/31/97                  $13,980                 $14,728
         4/30/97                  $14,040                 $15,607
         5/31/97                  $15,278                 $16,558
         6/30/97                  $15,435                 $17,299
         7/31/97                  $15,926                 $18,677
         8/31/97                  $16,508                 $17,631
         9/30/97                  $17,731                 $18,597
        10/31/97                  $17,130                 $17,976
        11/30/97                  $15,385                 $18,808
        12/31/97                  $15,311                 $19,131
         1/31/98                  $14,382                 $19,344
         2/28/98                  $15,150                 $20,738
         3/31/98                  $15,898                 $21,800
         4/30/98                  $16,506                 $22,020


GRAPHIC MATERIAL (20)

The following line graph hypothetically compares the performance of the Franklin Natural Resources Fund Advisor Class shares to that of the S&P 500 Stock Index, based on a $10,000 investment from 6/5/95 to 4/30/98.

Total Return Index Comparison

                             FRANKLIN NATURAL
                             RESOURCES FUND -
          DATE                    ADVISOR           S&P 500 STOCK INDEX
                                   CLASS
         6/5/95                   $10,000                 $10,000
         6/30/95                  $10,120                 $10,193
         7/31/95                  $10,320                 $10,531
         8/31/95                  $10,360                 $10,558
         9/30/95                  $10,290                 $11,003
        10/31/95                  $9,890                  $10,964
        11/30/95                  $10,380                 $11,445
        12/31/95                  $11,072                 $11,666
         1/31/96                  $11,610                 $12,062
         2/29/96                  $11,722                 $12,175
         3/31/96                  $12,453                 $12,292
         4/30/96                  $13,336                 $12,472
         5/31/96                  $13,579                 $12,794
         6/30/96                  $13,576                 $12,843
         7/31/96                  $12,681                 $12,275
         8/31/96                  $13,495                 $12,534
         9/30/96                  $13,973                 $13,240
        10/31/96                  $14,513                 $13,605
        11/30/96                  $15,378                 $14,634
        12/31/96                  $15,463                 $14,344
         1/31/97                  $15,870                 $15,240
         2/28/97                  $15,285                 $15,359
         3/31/97                  $14,637                 $14,728
         4/30/97                  $14,700                 $15,607
         5/31/97                  $16,006                 $16,558
         6/30/97                  $16,163                 $17,299
         7/31/97                  $16,689                 $18,677
         8/31/97                  $17,320                 $17,631
         9/30/97                  $18,592                 $18,597
        10/31/97                  $17,972                 $17,976
        11/30/97                  $16,153                 $18,808
        12/31/97                  $16,061                 $19,131
         1/31/98                  $15,096                 $19,344
         2/28/98                  $15,915                 $20,738
         3/31/98                  $16,722                 $21,800
         4/30/98                  $17,362                 $22,020


GRAPHIC MATERIAL (21)

This chart shows in pie format the portfolio breakdown of the Fund's securities on April 30, 1998, based on total net assets.

Portfolio Breakdown

Electronic Technology                      17.4%
Technology Services                        14.8%
Financials                                  9.8%
Industrial Services                         6.7%
Health Services                             5.9%
Utilities                                   5.1%
Commercial Services                         5.0%
Other                                      19.5%
Cash & Equivalents                         15.8%

GRAPHIC MATERIAL (22)

The following line graph hypothetically compares the performance of the Franklin Small Cap Growth Fund Class I shares to that of the S&P 500 Stock Index and Russell 2500 Index, based on a $10,000 investment from 2/14/92 to 4/30/98.

Total Return Index Comparison

               FRANKLIN SMALL CAP
    DATE     GROWTH FUND - CLASS I  S&P 500 STOCK INDEX   RUSSELL 2500 INDEX
  2/14/92            $9,551               $10,000              $10,000
  2/29/92            $9,694               $10,067              $10,137
  3/31/92            $9,417               $9,871                $9,813
  4/30/92            $9,150               $10,161               $9,617
  5/31/92            $9,112               $10,211               $9,705
  6/30/92            $8,889               $10,059               $9,367
  7/31/92            $9,043               $10,470               $9,717
  8/31/92            $8,908               $10,255               $9,462
  9/30/92            $8,927               $10,375               $9,623
  10/31/92           $9,379               $10,411               $9,911
  11/30/92          $10,148               $10,765              $10,564
  12/31/92          $10,612               $10,897              $10,933
  1/31/93           $10,901               $10,988              $11,196
  2/28/93            $9,937               $11,138              $11,039
  3/31/93           $10,410               $11,373              $11,452
  4/30/93            $9,851               $11,098              $11,125
  5/31/93           $10,776               $11,394              $11,572
  6/30/93           $10,733               $11,427              $11,692
  7/31/93           $10,733               $11,381              $11,767
  8/31/93           $11,641               $11,813              $12,288
  9/30/93           $12,076               $11,722              $12,519
  10/31/93          $12,298               $11,964              $12,669
  11/30/93          $12,356               $11,851              $12,263
  12/31/93          $12,922               $11,994              $12,742
  1/31/94           $13,432               $12,402              $13,145
  2/28/94           $13,571               $12,066              $13,097
  3/31/94           $12,902               $11,540              $12,461
  4/30/94           $12,733               $11,687              $12,533
  5/31/94           $12,503               $11,879              $12,404
  6/30/94           $12,067               $11,588              $12,020
  7/31/94           $12,519               $11,968              $12,345
  8/31/94           $13,495               $12,459              $13,012
  9/30/94           $13,662               $12,155              $12,880
  10/31/94          $14,313               $12,428              $12,901
  11/30/94          $13,988               $11,976              $12,341
  12/31/94          $14,114               $12,153              $12,608
  1/31/95           $13,853               $12,468              $12,583
  2/28/95           $15,113               $12,954              $13,215
  3/31/95           $15,884               $13,336              $13,539
  4/30/95           $16,177               $13,728              $13,780
  5/31/95           $16,546               $14,278              $14,071
  6/30/95           $17,886               $14,609              $14,746
  7/31/95           $19,391               $15,094              $15,616
  8/31/95           $19,859               $15,132              $15,866
  9/30/95           $20,004               $15,770              $16,163
  10/31/95          $19,224               $15,713              $15,657
  11/30/95          $19,848               $16,403              $16,326
  12/31/95          $20,071               $16,720              $16,605
  1/31/96           $19,894               $17,288              $16,723
  2/29/96           $20,991               $17,449              $17,226
  3/31/96           $21,498               $17,617              $17,577
  4/30/96           $23,304               $17,875              $18,390
  5/31/96           $24,401               $18,337              $18,888
  6/30/96           $23,268               $18,406              $18,308
  7/31/96           $21,180               $17,593              $16,968
  8/31/96           $23,186               $17,964              $17,944
  9/30/96           $24,448               $18,975              $18,720
  10/31/96          $24,000               $19,499              $18,597
  11/30/96          $25,121               $20,973              $19,495
  12/31/96          $25,503               $20,558              $19,762
  1/31/97           $26,020               $21,843              $20,308
  2/28/97           $24,925               $22,013              $20,005
  3/31/97           $23,177               $21,108              $19,099
  4/30/97           $23,325               $22,369              $19,341
  5/31/97           $26,611               $23,731              $21,123
  6/30/97           $27,510               $24,794              $21,987
  7/31/97           $29,171               $26,768              $23,275
  8/31/97           $29,405               $25,269              $23,599
  9/30/97           $32,138               $26,653              $25,142
  10/31/97          $30,636               $25,763              $24,013
  11/30/97          $29,885               $26,956              $24,121
  12/31/97          $29,529               $27,420              $24,577
  1/31/98           $29,310               $27,724              $24,201
  2/28/98           $31,641               $29,723              $25,958
  3/31/98           $32,826               $31,245              $27,098
  4/30/98           $33,392               $31,560              $27,201


GRAPHIC MATERIAL (23)

The following line graph hypothetically compares the performance of the Franklin Small Cap Growth Fund Class II shares to that of the S&P 500 Stock Index and Russell 2500 Index, based on a $10,000 investment from 10/2/95 to 4/30/98.

Total Return Index Comparison

               FRANKLIN SMALL CAP
    DATE     GROWTH FUND - CLASS II    S&P 500 STOCK      RUSSELL 2500 INDEX
                                           INDEX
  10/2/95            $9,899               $10,000               $10,000
  10/31/95           $9,636                $9,964               $9,687
  11/30/95           $9,938               $10,401               $10,101
  12/31/95           $10,050              $10,602               $10,273
  1/31/96            $9,961               $10,963               $10,346
  2/29/96            $10,500              $11,065               $10,658
  3/31/96            $10,749              $11,171               $10,875
  4/30/96            $11,643              $11,335               $11,378
  5/31/96            $12,188              $11,627               $11,686
  6/30/96            $11,614              $11,672               $11,327
  7/31/96            $10,565              $11,156               $10,498
  8/31/96            $11,554              $11,391               $11,102
  9/30/96            $12,182              $12,032               $11,582
  10/31/96           $11,945              $12,365               $11,506
  11/30/96           $12,490              $13,299               $12,062
  12/31/96           $12,670              $13,036               $12,227
  1/31/97            $12,923              $13,851               $12,564
  2/28/97            $12,369              $13,959               $12,377
  3/31/97            $11,494              $13,385               $11,816
  4/30/97            $11,562              $14,184               $11,967
  5/31/97            $13,182              $15,048               $13,069
  6/30/97            $13,613              $15,722               $13,603
  7/31/97            $14,432              $16,974               $14,400
  8/31/97            $14,537              $16,023               $14,600
  9/30/97            $15,880              $16,901               $15,555
  10/31/97           $15,128              $16,337               $14,857
  11/30/97           $14,752              $17,093               $14,924
  12/31/97           $14,558              $17,387               $15,206
  1/31/98            $14,449              $17,580               $14,973
  2/28/98            $15,585              $18,848               $16,060
  3/31/98            $16,163              $19,813               $16,765
  4/30/98            $16,426              $20,013               $16,829


GRAPHIC MATERIAL (24)

The following line graph hypothetically compares the performance of the Franklin Small Cap Growth Fund Advisor Class shares to that of the S&P 500 Stock Index and Russell 2500, based on a $10,000 investment from 2/14/92 to 4/30/98.

Total Return Index Comparison

    DATE       FRANKLIN SMALL CAP      S&P 500 STOCK      RUSSELL 2500 INDEX
              GROWTH FUND - ADVISOR        INDEX
                      CLASS
  2/14/92            $10,000              $10,000               $10,000
  2/29/92            $10,150              $10,067               $10,137
  3/31/92            $9,860                $9,871               $9,813
  4/30/92            $9,580               $10,161               $9,617
  5/31/92            $9,540               $10,211               $9,705
  6/30/92            $9,307               $10,059               $9,367
  7/31/92            $9,468               $10,470               $9,717
  8/31/92            $9,327               $10,255               $9,462
  9/30/92            $9,347               $10,375               $9,623
  10/31/92           $9,820               $10,411               $9,911
  11/30/92           $10,625              $10,765               $10,564
  12/31/92           $11,111              $10,897               $10,933
  1/31/93            $11,414              $10,988               $11,196
  2/28/93            $10,404              $11,138               $11,039
  3/31/93            $10,899              $11,373               $11,452
  4/30/93            $10,314              $11,098               $11,125
  5/31/93            $11,282              $11,394               $11,572
  6/30/93            $11,237              $11,427               $11,692
  7/31/93            $11,237              $11,381               $11,767
  8/31/93            $12,188              $11,813               $12,288
  9/30/93            $12,643              $11,722               $12,519
  10/31/93           $12,876              $11,964               $12,669
  11/30/93           $12,937              $11,851               $12,263
  12/31/93           $13,530              $11,994               $12,742
  1/31/94            $14,063              $12,402               $13,145
  2/28/94            $14,209              $12,066               $13,097
  3/31/94            $13,509              $11,540               $12,461
  4/30/94            $13,331              $11,687               $12,533
  5/31/94            $13,090              $11,879               $12,404
  6/30/94            $12,635              $11,588               $12,020
  7/31/94            $13,107              $11,968               $12,345
  8/31/94            $14,129              $12,459               $13,012
  9/30/94            $14,305              $12,155               $12,880
  10/31/94           $14,986              $12,428               $12,901
  11/30/94           $14,645              $11,976               $12,341
  12/31/94           $14,777              $12,153               $12,608
  1/31/95            $14,505              $12,468               $12,583
  2/28/95            $15,823              $12,954               $13,215
  3/31/95            $16,630              $13,336               $13,539
  4/30/95            $16,937              $13,728               $13,780
  5/31/95            $17,324              $14,278               $14,071
  6/30/95            $18,726              $14,609               $14,746
  7/31/95            $20,302              $15,094               $15,616
  8/31/95            $20,793              $15,132               $15,866
  9/30/95            $20,944              $15,770               $16,163
  10/31/95           $20,127              $15,713               $15,657
  11/30/95           $20,781              $16,403               $16,326
  12/31/95           $21,014              $16,720               $16,605
  1/31/96            $20,829              $17,288               $16,723
  2/29/96            $21,978              $17,449               $17,226
  3/31/96            $22,509              $17,617               $17,577
  4/30/96            $24,399              $17,875               $18,390
  5/31/96            $25,548              $18,337               $18,888
  6/30/96            $24,362              $18,406               $18,308
  7/31/96            $22,175              $17,593               $16,968
  8/31/96            $24,275              $17,964               $17,944
  9/30/96            $25,597              $18,975               $18,720
  10/31/96           $25,128              $19,499               $18,597
  11/30/96           $26,301              $20,973               $19,495
  12/31/96           $26,702              $20,558               $19,762
  1/31/97            $27,243              $21,843               $20,308
  2/28/97            $26,109              $22,013               $20,005
  3/31/97            $24,279              $21,108               $19,099
  4/30/97            $24,447              $22,369               $19,341
  5/31/97            $27,900              $23,731               $21,123
  6/30/97            $28,841              $24,794               $21,987
  7/31/97            $30,594              $26,768               $23,275
  8/31/97            $30,839              $25,269               $23,599
  9/30/97            $33,713              $26,653               $25,142
  10/31/97           $32,140              $25,763               $24,013
  11/30/97           $31,367              $26,956               $24,121
  12/31/97           $30,992              $27,420               $24,577
  1/31/98            $30,790              $27,724               $24,201
  2/28/98            $33,234              $29,723               $25,958
  3/31/98            $34,476              $31,245               $27,098
  4/30/98            $35,111              $31,560               $27,201



         Salomonic   Salomon Non-US     Salomon High            Composite Index
         Nono-eU.S.  Wrld Gvt Bond      Yield
         Wrld Gvt
         Bond
         $10K Hypo   %      $10K Hypo   %     $10K Hypo         %       $10K
                     Return             Return                  Return  Hypo
         -------     -----------------  -------------           ----------------
  6/1/94   9579               $10,000         $10,000    6/1/94          $10,000
 6/30/94   9492       2.42%   $10,242   0.11% $10,011    6/30/94 -0.92%   $9,908
 7/31/94   9617       0.26%   $10,269   0.98% $10,109    7/31/94  1.66%  $10,072
 8/31/94   9761      -0.58%   $10,209   0.56% $10,166    8/31/94  2.04%  $10,278
 9/30/94   9808       1.98%   $10,411   -0.26%$10,139    9/30/94 -0.14%  $10,264
10/31/94   9825       2.58%   $10,680   0.02% $10,141    10/31/94-0.12%  $10,251
11/30/94   9793      -2.01%   $10,465   -1.10%$10,030    11/30/94-1.09%  $10,140
12/31/94   9746       0.05%   $10,470   1.12% $10,142    12/31/94-0.72%  $10,067
 1/31/95   9753       2.18%   $10,699   1.44% $10,288    1/31/95  1.32%  $10,199
 2/28/95  10023       2.83%   $11,001   3.33% $10,631    2/28/95  1.26%  $10,328
 3/31/95  10182       8.91%   $11,982   1.04% $10,741    3/31/95  1.81%  $10,515
 4/30/95  10435       2.14%   $12,238   2.35% $10,994    4/30/95  3.34%  $10,866
 5/31/95  10731       2.18%   $12,505   2.98% $11,321    5/31/95  3.93%  $11,293
 6/30/95  10780       0.50%   $12,567   0.71% $11,402    6/30/95  1.35%  $11,446
 7/31/95  11007       0.53%   $12,634   1.20% $11,539    7/31/95  0.84%  $11,542
 8/31/95  11035      -5.72%   $11,911   0.62% $11,610    8/31/95  0.00%  $11,542
 9/30/95  11180       2.95%   $12,263   1.16% $11,745    9/30/95  1.90%  $11,761
10/31/95  11273       0.32%   $12,302   0.84% $11,843    10/31/95 0.06%  $11,768
11/30/95  11366       0.87%   $12,409   0.91% $11,951    11/30/95 1.91%  $11,993
12/31/95  11566       0.87%   $12,517   1.59% $12,141    12/31/95 2.17%  $12,253
 1/31/96  11771      -2.21%   $12,240   1.47% $12,320    1/31/96  2.06%  $12,505
 2/29/96  11779       0.29%   $12,276   0.62% $12,396    2/29/96 -1.06%  $12,373
 3/31/96  11864       0.25%   $12,306   -0.50%$12,334    3/31/96  0.37%  $12,419
 4/30/96  12062      -0.20%   $12,282   -0.03%$12,330    4/30/96  0.72%  $12,508
 5/31/96  12228       0.05%   $12,288   0.56% $12,399    5/31/96  0.60%  $12,583
 6/30/96  12281       0.56%   $12,357   0.77% $12,495    6/30/96  0.98%  $12,706
 7/31/96  12289       2.76%   $12,698   0.65% $12,576    7/31/96  0.21%  $12,733
 8/31/96  12526       0.67%   $12,783   1.04% $12,707    8/31/96  1.36%  $12,906
 9/30/96  12938      -0.19%   $12,759   2.34% $13,004    9/30/96  2.48%  $13,226
10/31/96  13063       1.69%   $12,974   1.15% $13,154    10/31/96 1.17%  $13,381
11/30/96  13419       1.15%   $13,123   1.92% $13,406    11/30/96 2.48%  $13,713
12/31/96  13538      -0.71%   $13,030   0.79% $13,512    12/31/96-0.21%  $13,684
 1/31/97  13679      -4.06%   $12,501   0.75% $13,614    1/31/97  0.55%  $13,759
 2/28/97  13759      -1.16%   $12,356   1.70% $13,845    2/28/97  0.43%  $13,819
 3/31/97  13443      -0.64%   $12,277   -1.03%$13,702    3/31/97 -1.37%  $13,629
 4/30/97  13587      -2.03%   $12,028   0.72% $13,801    4/30/97  1.10%  $13,779
 5/31/97  13883       3.68%   $12,471   2.02% $14,080    5/31/97  2.70%  $14,151
 6/30/97  14117       1.23%   $12,624   1.69% $14,318    6/30/97  1.74%  $14,397
 7/31/97  14430      -2.61%   $12,294   2.29% $14,646    7/31/97  2.48%  $14,755
 8/31/97  14437       0.45%   $12,350   0.25% $14,682    8/31/97 -0.36%  $14,701
 9/30/97  14728       2.43%   $12,650   1.75% $14,939    9/30/97  2.52%  $15,072
10/31/97  14500       2.24%   $12,933   0.80% $15,059    10/31/97-0.99%  $14,923
11/30/97  14690      -2.56%   $12,602   0.51% $15,136    11/30/97 0.52%  $15,000
12/31/97  14895      -1.01%   $12,475   1.05% $15,294    12/31/97 0.95%  $15,143
 1/31/98  15063       0.68%   $12,560   2.26% $15,640    1/31/98  0.98%  $15,291
 2/28/98  15177       1.41%   $12,737   0.67% $15,745    2/28/98  1.55%  $15,528
 3/31/98  15306      -1.65%   $12,527   1.08% $15,915    3/31/98  1.02%  $15,687
 4/30/98  15368 0.40% 2.20%   $12,802   0.54% $16,001    4/30/98  0.81%  $15,814
         -------     -----------------  -------------           ----------------